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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 to December 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2008

ING GET U.S. Core Portfolio

■	Series 3

■	Series 4

■	Series 5

■	Series 6

■	Series 7

■	Series 8

■	Series 9

■	Series 10

■	Series 11

■	Series 12

■	Series 13

■	Series 14

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage

Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast,

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) , formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Series’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GET U.S. CORE PORTFOLIO SERIES 1-14	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the ING GET U.S. Core Portfolio — Series 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (each, a “Series” and collectively, “Series”) seek to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period. The Series are managed by the following Portfolio Management Team with ING Investment Management Co. — the Sub-Adviser.

Asset Allocation: Paul Zemsky, serves as strategist for the Series and is responsible for overseeing overall Series strategy and the allocation of Series Assets between the Equity and Fixed components.

Equity Component: Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* — the Equity Component.

Fixed Component: James B. Kauffmann, Portfolio Manager* — the Fixed Component.

Note: The Series are closed to new investments.

Performance: Listed below are the total returns for Series 3 and 4, the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1) and the Barclays Capital U.S. 1-3 Year Government Bond (“Barclays Capital 1-3 Year”) Index(2) for the year ended December 31, 2008:

Series 3	(3.46)%
Series 4	(5.77)%
S&P 500® Index(1)	(37.00)%
Barclays Capital 1-3 Year Index(2)	6.66%

Total returns for the periods ended December 31, 2008 for Series 5 to 13 are detailed below, along with the S&P 500® Index, and the Barclays Capital U.S. 1-5 Year Government Bond (“Barclays Capital 1-5 Year”) Index(3) (for Series 5 to 13).

Series 5	(7.36)%
Series 6	(6.16)%
Series 7	(4.99)%
Series 8	(6.47)%
Series 9	(5.16)%
Series 10	(3.91)%
Series 11	0.53%
Series 12	(6.20)%
Series 13	2.33%
Series 14	3.04%
S&P 500® Index(1)	(37.00)%
Barclays Capital 1-5 Year Index(3)	8.41%

*  Effective January 13, 2009, Omar Aguilar and James B. Kauffmann are no longer portfolio managers of the Funds. Michael Hyman and Christine Hurtsellers have been added as portfolio managers to the Fixed Component.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Formerly known as the Lehman Brothers 1-3 year Government Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.” The Barclays Capital 1-3 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.

(3)  Formerly known as the Lehman Brothers 1-5 year Government Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.” The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.

An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 1-14

Portfolio Specifics: Series performance results from a combination of returns on the equity component and fixed-income component, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.

In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, each Series generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income investments reduces the Series’ ability to fully participate in rising equity markets.

While we expect our statements to be accurate for each Series, this may not always be the case due to cash flow differences between each Series.

Asset Allocation

as of December 31, 2008

(as a percentage of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
Series 3	96.9%	3.2%	(0.1)%
Series 4	94.7%	5.5%	(0.2)%
Series 5	94.1%	6.1%	(0.2)%
Series 6	96.5%	3.7%	(0.2)%
Series 7	97.3%	2.9%	(0.2)%
Series 8	94.8%	4.6%	0.6%
Series 9	96.7%	3.5%	(0.2)%
Series 10	96.8%	3.4%	(0.2)%
Series 11	101.6%	0.0%	(1.6)%
Series 12	98.0%	2.2%	(0.2)%
Series 13	99.6%	0.7%	(0.3)%
Series 14	99.5%	0.0%	0.5%

ING GET U.S. Core Portfolios, Series 3-6

The equity component of Series 3 outperformed its benchmark, while its fixed-income component underperformed its benchmark. The equity and fixed-income components of Series 4 underperformed their respective benchmarks. The equity and fixed-income components of Series 5 and 6 outperformed their respective benchmarks.

Within the Series’ equity component, stock selection in energy coupled with selection in financials added value. On the flip side, stock selection in healthcare detracted from results.

The Series’ fixed-income component invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal of Securities (“STRIPs”). Our underweight in Treasuries proved ineffective as Treasuries outperformed agencies. Shorter duration issues underperformed longer duration issues over the period, which acted as a drag on results.

ING GET U.S. Core Portfolios, Series 7-14

The equity and fixed-income components of Series 7, 8, 9, 10, 11, 13 and 14 outperformed their respective benchmarks. The equity component of Series 12 underperformed its benchmark, while its fixed-income component outperformed its benchmark.

Within the Series’ equity component, stock selection in energy coupled with selection in financials added value. On the flip side, stock selection in healthcare detracted from results.

The Series’ fixed-income component invests in a mix of U.S. Treasury and U.S. agency STRIPs. Overweights in agencies detracted from results as agencies underperformed Treasuries. Longer duration issues outperformed shorter duration issues over the period, which bolstered the Series’ performance.

Current Strategy and Outlook: Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Most investors would agree that 2008 was one of the most challenging environments of their lives. Not since the era of the Great Depression, have both the equity and fixed-income markets been characterized by such malaise and irrationality. The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. This so-called negative feedback loop could preclude a sustained recovery. In our view, massive fiscal stimulus packages coupled with central bank easing eventually will break that loop. We anxiously monitor signs that may signify the abatement of this crisis. Specifically, we will watch for easing of credit conditions, which should subsequently unlock lending; a reversal in housing prices; an end to financial write-offs and improved consumer confidence.

However, we believe that stock market volatility will remain elevated amidst continued deleveraging. In addition, we believe that the recession, which officially began December of 2007 in the United States, could prove deeper and longer as credit strains and housing continue to impact the real economy.

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period March 12, 2004
ING GET U.S. Core Portfolio Series 3	(3.46)%	1.99%
S&P 500® Index(1)	(37.00)%	(2.91	)%(3)
Barclays Capital 1-3 Year Index(2)	6.66%	4.09	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 3 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-3 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from March 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 4

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period June 11, 2004
ING GET U.S. Core Portfolio Series 4	(5.77)%	2.56%
S&P 500® Index(1)	(37.00)%	(2.70	)%(3)
Barclays Capital 1-3 Year Index(2)	6.66%	4.50	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 4 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-3 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 3 years.
(3)	Since inception performance for the index is shown from June 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period September 10, 2004
ING GET U.S. Core Portfolio Series 5	(7.36)%	3.09%
S&P 500® Index(1)	(37.00)%	(2.62	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	4.98	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 5 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 6

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period December 10, 2004
ING GET U.S. Core Portfolio Series 6	(6.16)%	2.59%
S&P 500® Index(1)	(37.00)%	(4.32	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	5.37	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 6 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2004.

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period March 9, 2005
ING GET U.S. Core Portfolio Series 7	(4.99)%	2.61%
S&P 500® Index(1)	(37.00)%	(5.33	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	5.75	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 7 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 8

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period June 8, 2005
ING GET U.S. Core Portfolio Series 8	(6.47)%	2.48%
S&P 500® Index(1)	(37.00)%	(5.54	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	5.80	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 8 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from June 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period September 7, 2005
ING GET U.S. Core Portfolio Series 9	(5.16)%	2.50%
S&P 500® Index(1)	(37.00)%	(6.76	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	6.08	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 9 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from September 1, 2005.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 10

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period December 6, 2005
ING GET U.S. Core Portfolio Series 10	(3.91)%	2.74%
S&P 500® Index(1)	(37.00)%	(8.13	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	6.70	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 10 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from December 1, 2005.

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period March 2, 2006
ING GET U.S. Core Portfolio Series 11	0.53%	3.36%
S&P 500® Index(1)	(37.00)%	(9.75	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	7.08	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 11 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from March 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 12

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period June 22, 2006
ING GET U.S. Core Portfolio Series 12	(6.20)%	3.27%
S&P 500® Index(1)	(37.00)%	(10.90	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	7.85	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 12 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the index is shown from July 1, 2006.

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period December 21, 2006
ING GET U.S. Core Portfolio Series 13	2.33%	3.28%
S&P 500® Index(1)	(37.00)%	(18.47	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	8.12	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 13 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from January 1, 2007.

PORTFOLIO MANAGERS’ REPORT	ING GET U.S. CORE PORTFOLIO SERIES 14

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	Since Inception of Guarantee Period June 21, 2007
ING GET U.S. Core Portfolio Series 14	3.04%	3.21%
S&P 500® Index(1)	(37.00)%	(27.18	)%(3)
Barclays Capital 1-5 Year Index(2)	8.41%	9.55	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GET U.S. Core Portfolio Series 14 against the indicies indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Series’ performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Series distributions or the redemption of Series shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	The Barclays Capital 1-5 Year Index is an unmanaged index of securities issued by the U.S. Government with a maturity from 1 up to (but not including) 5 years.
(3)	Since inception performance for the indices is shown from July 1, 2007.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

ING GET U.S. Core Portfolio — Series 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 (“Series”) do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets will be allocated between the:

•

Equity Component, consisting of common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities and the

•	Fixed component (“Fixed Component”) consisting primarily of short-to-intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the “material decline” at 20%, fewer assets will likely be allocated to the Equity Component than if the “material decline” is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

Equity Component: ING IM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks ING IM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the S&P 500® Index. To determine which stocks to weight more or less heavily, ING IM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. ING IM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

financial instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, ING IM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING IM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: ING IM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P®“) or Moody’s Investors Service, Inc. (“Moody’s®“), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act, and the rules and regulations thereunder.

What are the Principal Guarantee Period Risks?

Allocation Risk: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series’ transaction costs.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract- holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year or 7-year Guarantee Period, on the Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current net asset value (“NAV”) which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not the public offering price, and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed-income securities at the end of the Guarantee Period.

Worst Case Scenarios for the Series’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Impact of Annuity Charges and Other Expenses: Contract-holders and Participants with interest in the Series through separate accounts are not subject to identical separate account charges. In its proprietary computer model, the Sub-Adviser uses an expense factor designed to have the Series produce a return which may cover some portion of these charges. The expense factor will be determined at the inception of the Guarantee Period. If the expense factor is set to cover the higher charges, the initial asset allocation to the Equity Component will be lower. Accordingly, the level of the expense factor chosen by the Series may represent a greater opportunity cost to Contract-holders and Participants with lower separate account charges. Regardless of where the expense factor is set, it will not affect the Guarantee payable by the insurance company.

Stock and Bond Investments: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING IM’s skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed-income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage-backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. government or its agencies.

Declining Interest Rates: A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series’ assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract. Futures contracts are also subject to the risk that a counterparty will not perform.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

Other Investment Companies: The GET Series may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQ™ (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Series may invest in other investment companies, you will pay a proportionate share of expenses of that investment company. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Series may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Series’ purchase of shares of an ING Money Market Fund will result in the Series paying a proportionate share of the expenses of the ING Money Market Fund. The investment adviser of the Series will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Series invests resulting from the Series’ investment into the ING Money Market Fund.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment. Some derivatives are also subject to the risk that counterparties will not perform their duties.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Series Return				Hypothetical (5% return before expenses)
ING GET U.S. Core Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Series 3	$1,000.00	$985.50	1.00%	$4.99	$1,000.00	$1,020.11	1.00%	$5.08
Series 4	$1,000.00	$980.20	1.00%	$4.98	$1,000.00	$1,020.11	1.00%	$5.08
Series 5	$1,000.00	$1,008.90	1.00%	$5.05	$1,000.00	$1,020.11	1.00%	$5.08
Series 6	$1,000.00	$1,008.70	1.00%	$5.05	$1,000.00	$1,020.11	1.00%	$5.08
Series 7	$1,000.00	$1,017.80	1.00%	$5.07	$1,000.00	$1,020.11	1.00%	$5.08
Series 8	$1,000.00	$1,007.60	1.00%	$5.05	$1,000.00	$1,020.11	1.00%	$5.08
Series 9	$1,000.00	$1,019.30	1.00%	$5.08	$1,000.00	$1,020.11	1.00%	$5.08
Series 10	$1,000.00	$1,019.60	1.00%	$5.08	$1,000.00	$1,020.11	1.00%	$5.08
Series 11	$1,000.00	$1,066.10	1.00%	$5.19	$1,000.00	$1,020.11	1.00%	$5.08
Series 12	$1,000.00	$1,015.20	1.00%	$5.07	$1,000.00	$1,020.11	1.00%	$5.08
Series 13	$1,000.00	$1,061.60	1.00%	$5.18	$1,000.00	$1,020.11	1.00%	$5.08
Series 14	$1,000.00	$1,066.30	1.00%	$5.19	$1,000.00	$1,020.11	1.00%	$5.08

*	Expenses are equal to each Series' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GET U.S. Core Portfolio — Series 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 (collectively, the “ING GET U.S. Portfolios”), each a series of ING Variable Insurance Trust, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING GET U.S. Portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 3	ING GET U.S. Core Portfolio Series 4	ING GET U.S. Core Portfolio Series 5	ING GET U.S. Core Portfolio Series 6
ASSETS:
Investments in securities at value*	$66,118,782	$32,189,550	$21,951,764	$44,745,739
Short-term investments in affiliates**	9,539,000	7,000	259,000	84,000
Cash	350	557	388	27
Receivables:
Investment securities sold	1,974	1,316	1,316	1,316
Dividends and interest	16,798	4,354	3,433	4,176
Prepaid expenses	388	171	118	240
Reimbursement due from manager	—	—	1,749	51

Total assets	75,677,292	32,202,948	22,217,768	44,835,549

LIABILITIES:
Payable for fund shares redeemed	4,136	1,771	1,237	9,203
Payable to affiliates	57,494	27,645	16,981	34,572
Payable for trustee fees	5,186	2,057	2,630	2,033
Other accrued expenses and liabilities	60,546	29,879	23,948	35,265

Total liabilities	127,362	61,352	44,796	81,073

NET ASSETS	$75,549,930	$32,141,596	$22,172,972	$44,754,476

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$78,205,857	$35,124,263	$25,558,004	$50,178,946
Undistributed net investment income	1,404,194	777,274	372,742	852,850
Accumulated net realized loss on investments	(3,375,128)	(3,430,046)	(4,082,135)	(7,458,546)
Net unrealized appreciation or depreciation on investments	(684,993)	(329,895)	324,361	1,181,226

NET ASSETS	$75,549,930	$32,141,596	$22,172,972	$44,754,476

* Cost of investments in securities	$66,803,775	$32,519,445	$21,627,403	$43,564,513
** Cost of short-term investments in affiliates	$9,539,000	$7,000	$259,000	$84,000

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,963,513	3,823,442	2,806,252	5,493,745
Net asset value and redemption price per share	$9.49	$8.41	$7.90	$8.15

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 7	ING GET U.S. Core Portfolio Series 8	ING GET U.S. Core Portfolio Series 9	ING GET U.S. Core Portfolio Series 10
ASSETS:
Investments in securities at value*	$29,133,673	$19,369,201	$14,530,205	$12,550,981
Short-term investments in affiliates**	175,000	—	84,000	120,000
Cash	436	—	95	761
Receivables:
Investment securities sold	658	2,829,958	658	658
Dividends and interest	2,300	2,267	1,395	1,094
Prepaid expenses	162	—	—	—
Reimbursement due from manager	—	—	—	1,229

Total assets	29,312,229	22,201,426	14,616,353	12,674,723

LIABILITIES:
Payable for fund shares redeemed	1,584	4,777	4,724	665
Payable to affiliates	26,937	17,231	11,241	9,732
Payable to custodian due to bank overdraft	—	4,505	—	—
Payable for trustee fees	2,906	2,141	1,381	1,424
Other accrued expenses and liabilities	27,432	19,535	16,928	17,761
Payable for borrowings against line of credit	—	2,670,000	—	—

Total liabilities	58,859	2,718,189	34,274	29,582

NET ASSETS	$29,253,370	$19,483,237	$14,582,079	$12,645,141

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$32,573,742	$21,964,067	$16,343,184	$13,846,469
Undistributed net investment income	617,502	387,614	302,306	305,201
Accumulated net realized loss on investments	(4,944,804)	(3,313,309)	(2,409,051)	(2,017,932)
Net unrealized appreciation on investments	1,006,930	444,865	345,640	511,403

NET ASSETS	$29,253,370	$19,483,237	$14,582,079	$12,645,141

* Cost of investments in securities	$28,126,743	$18,924,336	$14,184,565	$12,039,578
** Cost of short-term investments in affiliates	$175,000	$—	$84,000	$120,000

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,651,806	2,443,818	1,839,391	1,519,129
Net asset value and redemption price per share	$8.01	$7.97	$7.93	$8.32

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 11	ING GET U.S. Core Portfolio Series 12	ING GET U.S. Core Portfolio Series 13	ING GET U.S. Core Portfolio Series 14
ASSETS:
Investments in securities at value*	$16,220,044	$23,152,418	$42,913,226	$106,533,770
Short-term investments in affiliates**	161,000	144,000	443,000	—
Cash	401	722	432	672,754
Receivables:
Investment securities sold	—	658	658	—
Dividends and interest	164	1,420	1,077	—
Prepaid expenses	84	—	277	—
Reimbursement due from manager	—	122	—	—

Total assets	16,381,693	23,299,340	43,358,670	107,206,524

LIABILITIES:
Payable for fund shares redeemed	222,273	6,465	35,992	7,113
Payable to affiliates	18,635	18,117	37,864	94,193
Payable for trustee fees	1,454	962	1,363	1,335
Other accrued expenses and liabilities	20,252	28,553	43,396	60,995

Total liabilities	262,614	54,097	118,615	163,636

NET ASSETS	$16,119,079	$23,245,243	$43,240,055	$107,042,888

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,423,077	$27,612,610	$43,413,743	$103,641,501
Undistributed net investment income	330,558	638,612	1,297,367	3,452,470
Accumulated net realized loss on investments	(2,319,483)	(6,069,637)	(3,934,044)	(6,644,829)
Net unrealized appreciation on investments	684,927	1,063,658	2,462,989	6,593,746

NET ASSETS	$16,119,079	$23,245,243	$43,240,055	$107,042,888

* Cost of investments in securities	$15,535,117	$22,088,760	$40,450,237	$99,940,024
** Cost of short-term investments in affiliates	$161,000	$144,000	$443,000	$—

Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,958,716	2,908,444	4,323,349	10,229,380
Net asset value and redemption price per share	$8.23	$7.99	$10.00	$10.46

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 3	ING GET U.S. Core Portfolio Series 4	ING GET U.S. Core Portfolio Series 5	ING GET U.S. Core Portfolio Series 6
INVESTMENT INCOME:
Dividends(1)	$248,108	$160,640	$180,456	$331,669
Interest	2,016,414	991,125	445,499	1,031,985

Total investment income	2,264,522	1,151,765	625,955	1,363,654

EXPENSES:
Investment management fees	516,190	222,154	149,307	303,737
Distribution and service fees	215,080	92,564	62,211	126,558
Transfer agent fees	228	169	154	191
Administrative service fees	47,317	20,364	13,686	27,842
Shareholder reporting expense	6,834	1,690	1,945	10,074
Registration fees	48	20	13	28
Professional fees	45,172	22,327	17,829	24,672
Custody and accounting expense	19,158	12,389	28,595	34,010
Directors fees	2,424	1,662	1,261	2,986
Miscellaneous expense	3,091	3,155	2,517	4,100

Total expenses	855,542	376,494	277,518	534,198
Net recouped (waived and reimbursed) fees	467	(6,104)	(28,253)	(27,732)

Net expenses	856,009	370,390	249,265	506,466

Net investment income	1,408,513	781,375	376,690	857,188

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(2,801,957)	(3,014,073)	(3,382,123)	(6,062,860)
Payments by affiliates (Note 13)	—	278,815	353,476	—

Net realized loss on investments and payments by affiliates	(2,801,957)	(2,735,258)	(3,028,647)	(6,062,860)

Net change in unrealized appreciation or depreciation on investments	(1,732,305)	(347,007)	500,220	1,601,675

Net realized and unrealized loss on investments and payments by affiliates	(4,534,262)	(3,082,265)	(2,528,427)	(4,461,185)

Decrease in net assets resulting from operations	$(3,125,749)	$(2,300,890)	$(2,151,737)	$(3,603,997)

(1) Dividends from affiliates	$25,202	$3,628	$3,135	$3,962

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 7	ING GET U.S. Core Portfolio Series 8	ING GET U.S. Core Portfolio Series 9	ING GET U.S. Core Portfolio Series 10
INVESTMENT INCOME:
Dividends(1)	$215,495	$158,167	$105,241	$90,564
Interest	744,383	454,074	364,848	363,136

Total investment income	959,878	612,241	470,089	453,700

EXPENSES:
Investment management fees	203,007	132,444	98,450	86,982
Distribution and service fees	84,587	55,185	41,021	36,243
Transfer agent fees	177	149	166	142
Administrative service fees	18,609	12,140	9,024	7,973
Shareholder reporting expense	5,823	419	1,838	366
Registration fees	20	21	15	14
Professional fees	15,713	11,892	9,028	10,342
Custody and accounting expense	29,251	23,037	21,008	17,427
Trustee fees	1,034	591	941	636
Miscellaneous expense	2,139	3,060	3,071	2,309
Interest expense	—	90	—	—

Total expenses	360,360	239,028	184,562	162,434
Net waived and reimbursed fees	(21,868)	(18,103)	(20,327)	(17,365)

Net expenses	338,492	220,925	164,235	145,069

Net investment income	621,386	391,316	305,854	308,631

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(3,759,450)	(2,577,758)	(1,734,782)	(1,451,208)

Net change in unrealized appreciation or depreciation on investments	1,086,777	520,394	416,136	463,744

Net realized and unrealized loss on investments	(2,672,673)	(2,057,364)	(1,318,646)	(987,464)

Decrease in net assets resulting from operations	$(2,051,287)	$(1,666,048)	$(1,012,792)	$(678,833)

(1) Dividends from affiliates	$3,141	$1,659	$1,412	$2,265

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING GET U.S. Core Portfolio Series 11	ING GET U.S. Core Portfolio Series 12	ING GET U.S. Core Portfolio Series 13	ING GET U.S. Core Portfolio Series 14
INVESTMENT INCOME:
Dividends(1)	$37,018	$241,820	$144,337	$130,055
Interest	471,612	723,113	1,765,861	4,457,577

Total investment income	508,630	964,933	1,910,198	4,587,632

EXPENSES:
Investment management fees	104,325	193,323	365,190	679,659
Distribution and service fees	43,469	80,552	152,163	283,192
Transfer agent fees	177	103	188	232
Administrative service fees	9,563	17,721	33,475	62,301
Shareholder reporting expense	2,204	5,312	5,302	13,467
Registration fees	16	33	256	102
Professional fees	6,238	23,744	33,736	66,832
Custody and accounting expense	12,781	33,029	44,913	44,463
Directors fees	924	1,678	1,098	3,087
Miscellaneous expense	2,824	3,943	3,853	4,976
Interest expense	1,094	—	549	—

Total expenses	183,615	359,438	640,723	1,158,311
Net waived and reimbursed fees	(8,518)	(37,015)	(31,293)	(25,049)

Net expenses	175,097	322,423	609,430	1,133,262

Net investment income	333,533	642,510	1,300,768	3,454,370

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(1,523,655)	(4,796,209)	(2,309,895)	(4,050,951)
Payments by affiliates (Note 13)	221,529	—	—	—

Net realized loss on investments and payments by affiliates	(1,302,126)	(4,796,209)	(2,309,895)	(4,050,951)

Net change in unrealized appreciation or depreciation on investments	907,014	1,427,602	1,874,043	3,668,444

Net realized and unrealized loss on investments and payments by affiliates	(395,112)	(3,368,607)	(435,852)	(382,507)

Increase (decrease) in net assets resulting from operations	$(61,579)	$(2,726,097)	$864,916	$3,071,863

(1) Dividends from affiliates	$2,701	$2,350	$5,917	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 3		ING GET U.S. Core Portfolio Series 4
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$1,408,513	$1,892,555	$781,375	$1,071,111
Net realized gain (loss) on investments and payments by affiliates	(2,801,957)	4,578,146	(2,735,258)	4,410,725
Net change in unrealized appreciation or depreciation on investments	(1,732,305)	(909,331)	(347,007)	(3,420,034)

Increase (decrease) in net assets resulting from operations	(3,125,749)	5,561,370	(2,300,890)	2,061,802

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,889,928)	(2,803,620)	(1,069,913)	(1,477,787)
Net realized gains	(4,366,037)	(39,356)	(4,829,423)	(1,148,098)

Total distributions	(6,255,965)	(2,842,976)	(5,899,336)	(2,625,885)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	6,255,965	2,842,976	5,899,336	2,625,885
Cost of shares redeemed	(19,944,638)	(34,492,183)	(8,487,059)	(17,510,764)

Net decrease in net assets resulting from capital share transactions	(13,688,673)	(31,649,207)	(2,587,723)	(14,884,879)

Net decrease in net assets	(23,070,387)	(28,930,813)	(10,787,949)	(15,448,962)

NET ASSETS:
Beginning of year	98,620,317	127,551,130	42,929,545	58,378,507

End of year	$75,549,930	$98,620,317	$32,141,596	$42,929,545

Undistributed net investment income at end of year	$1,404,194	$1,889,129	$777,274	$1,068,938

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 5		ING GET U.S. Core Portfolio Series 6
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$376,690	$396,643	$857,188	$998,726
Net realized gain (loss) on investments and payments by affiliates	(3,028,647)	3,995,605	(6,062,860)	7,969,603
Net change in unrealized appreciation or depreciation on investments	500,220	(3,525,780)	1,601,675	(6,555,229)

Increase (decrease) in net assets resulting from operations	(2,151,737)	866,468	(3,603,997)	2,413,100

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(395,353)	(588,139)	(995,560)	(1,673,498)
Net realized gains	(4,604,185)	(1,515,062)	(8,430,268)	(3,686,983)

Total distributions	(4,999,538)	(2,103,201)	(9,425,828)	(5,360,481)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,999,538	2,103,201	9,425,828	5,360,481
Cost of shares redeemed	(5,731,471)	(7,328,779)	(12,215,630)	(20,568,370)

Net decrease in net assets resulting from capital share transactions	(731,933)	(5,225,578)	(2,789,802)	(15,207,889)

Net decrease in net assets	(7,883,208)	(6,462,311)	(15,819,627)	(18,155,270)

NET ASSETS:
Beginning of year	30,056,180	36,518,491	60,574,103	78,729,373

End of year	$22,172,972	$30,056,180	$44,754,476	$60,574,103

Undistributed net investment income at end of year	$372,742	$394,312	$852,850	$994,816

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 7		ING GET U.S. Core Portfolio Series 8
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$621,386	$701,831	$391,316	$439,288
Net realized gain (loss) on investments	(3,759,450)	6,295,863	(2,577,758)	3,864,110
Net change in unrealized appreciation or depreciation on investments	1,086,777	(5,064,666)	520,394	(3,038,919)

Increase (decrease) in net assets resulting from operations	(2,051,287)	1,933,028	(1,666,048)	1,264,479

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(699,849)	(1,255,700)	(438,217)	(702,883)
Net realized gains	(6,781,112)	(1,633,428)	(4,222,597)	(1,364,224)

Total distributions	(7,480,961)	(2,889,128)	(4,660,814)	(2,067,107)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	7,480,961	2,889,128	4,660,814	2,067,107
Cost of shares redeemed	(9,981,654)	(19,701,052)	(5,671,818)	(15,615,034)

Net decrease in net assets resulting from capital share transactions	(2,500,693)	(16,811,924)	(1,011,004)	(13,547,927)

Net decrease in net assets	(12,032,941)	(17,768,024)	(7,337,866)	(14,350,555)

NET ASSETS:
Beginning of year	41,286,311	59,054,335	26,821,103	41,171,658

End of year	$29,253,370	$41,286,311	$19,483,237	$26,821,103

Undistributed net investment income at end of year	$617,502	$699,007	$387,614	$437,273

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 9		ING GET U.S. Core Portfolio Series 10
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$305,854	$366,621	$308,631	$386,303
Net realized gain (loss) on investments	(1,734,782)	3,077,520	(1,451,208)	2,389,273
Net change in unrealized appreciation or depreciation on investments	416,136	(2,197,255)	463,744	(1,743,772)

Increase (decrease) in net assets resulting from operations	(1,012,792)	1,246,886	(678,833)	1,031,804

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(365,946)	(643,348)	(385,842)	(490,048)
Net realized gains	(3,422,581)	(662,732)	(2,701,605)	(529,452)

Total distributions	(3,788,527)	(1,306,080)	(3,087,447)	(1,019,500)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,788,527	1,306,080	3,087,447	1,019,500
Cost of shares redeemed	(4,211,602)	(12,134,796)	(3,802,670)	(11,598,921)

Net decrease in net assets resulting from capital share transactions	(423,075)	(10,828,716)	(715,223)	(10,579,421)

Net decrease in net assets	(5,224,394)	(10,887,910)	(4,481,503)	(10,567,117)

NET ASSETS:
Beginning of year	19,806,473	30,694,383	17,126,644	27,693,761

End of year	$14,582,079	$19,806,473	$12,645,141	$17,126,644

Undistributed net investment income at end of year	$302,306	$364,921	$305,201	$384,891

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 11		ING GET U.S. Core Portfolio Series 12
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$333,533	$429,446	$642,510	$567,024
Net realized gain (loss) on investments and payments by affiliates	(1,302,126)	2,634,571	(4,796,209)	6,587,695
Net change in unrealized appreciation or depreciation on investments	907,014	(2,187,912)	1,427,602	(5,454,554)

Increase (decrease) in net assets resulting from operations	(61,579)	876,105	(2,726,097)	1,700,165

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(428,660)	(920,871)	(564,736)	(648,914)
Net realized gains	(3,353,529)	(507,718)	(7,817,074)	(1,244,119)

Total distributions	(3,782,189)	(1,428,589)	(8,381,810)	(1,893,033)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,782,189	1,428,589	8,381,810	1,893,033
Cost of shares redeemed	(4,383,714)	(15,784,360)	(20,182,634)	(10,439,683)

Net decrease in net assets resulting from capital share transactions	(601,525)	(14,355,771)	(11,800,824)	(8,546,650)

Net decrease in net assets	(4,445,293)	(14,908,255)	(22,908,731)	(8,739,518)

NET ASSETS:
Beginning of year	20,564,372	35,472,627	46,153,974	54,893,492

End of year	$16,119,079	$20,564,372	$23,245,243	$46,153,974

Undistributed net investment income at end of year	$330,558	$427,735	$638,612	$563,816

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$1,300,768	$1,237,041	$3,454,370	$2,167,529
Net realized gain (loss) on investments	(2,309,895)	2,123,136	(4,050,951)	(1,972,184)
Net change in unrealized appreciation or depreciation on investments	1,874,043	1,208,262	3,668,444	2,925,302

Increase in net assets resulting from operations	864,916	4,568,439	3,071,863	3,120,647

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,233,488)	(571,994)	(2,168,262)	—
Net realized gains	(3,753,123)	(1,807)	(625,075)	—

Total distributions	(4,986,611)	(573,801)	(2,793,337)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	—	153,381,979
Reinvestment of distributions	4,986,611	573,801	2,793,337	—

	4,986,611	573,801	2,793,337	153,381,979
Cost of shares redeemed	(27,862,802)	(41,545,317)	(20,518,537)	(32,098,316)

Net increase (decrease) in net assets resulting from capital share transactions	(22,876,191)	(40,971,516)	(17,725,200)	121,283,663

Net increase (decrease) in net assets	(26,997,886)	(36,976,878)	(17,446,674)	124,404,310

NET ASSETS:
Beginning of year	70,237,941	107,214,819	124,489,562	85,252

End of year	$43,240,055	$70,237,941	$107,042,888	$124,489,562

Undistributed net investment income at end of year	$1,297,367	$1,232,831	$3,452,470	$2,167,717

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (2)		Expenses before reductions/ additions(3)	Expenses net of fee waivers and/or recoupments, if any (3)(4)		Expenses net of all reductions/ additions(3)(4)		Net investment income (loss)(3)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio
Series 3
12-31-08	10.58	0.16	•	(0.51)	(0.35)	0.22	0.52		—	0.74	9.49	(3.46)		0.99	1.00	†	1.00	†	1.64	†	75,550	26
12-31-07	10.34	0.18	•	0.33	0.51	0.27	0.00	*	—	0.27	10.58	4.99		1.00	1.00	†	1.00	†	1.72	†	98,620	65
12-31-06	9.99	0.19	•	0.43	0.62	0.26	0.01		—	0.27	10.34	6.34		0.98	0.98		0.98		1.88		127,551	51
12-31-05	10.13	0.18	•	(0.11)	0.07	0.20	0.01		—	0.21	9.99	0.79		0.97	0.97		0.97		1.82		179,402	65
12-31-04	10.01	0.17		(0.05)	0.12	—	—		—	—	10.13	1.20	(a)	0.93	0.93		0.93		1.81		253,835	65
Series 4
12-31-08	10.57	0.23		(0.78)	(0.55)	0.29	1.32		—	1.61	8.41	(5.77	)††	1.02	1.00	†	1.00	†	2.11	†	32,142	59
12-31-07	10.73	0.23	•	0.18	0.41	0.32	0.25		—	0.57	10.57	3.69		0.99	0.99	†	0.99	†	2.12	†	42,930	129
12-31-06	10.42	0.25	•	0.54	0.79	0.29	0.19		—	0.48	10.73	7.89		0.99	0.99		0.99		2.36		58,379	40
12-31-05	10.52	0.23	•	(0.09)	0.14	0.18	0.06		—	0.24	10.42	1.29		1.00	1.00		1.00		2.19		70,822	41
03-12-04(4) - 12-31-04	10.00	0.15		0.37	0.52	—	—		—	—	10.52	5.09	(a)	0.98	0.98		0.98		2.36		90,297	48
Series 5
12-31-08	10.59	0.15		(0.89)	(0.74)	0.15	1.80		—	1.95	7.90	(7.36	)††	1.12	1.00	†	1.00	†	1.52	†	22,173	240
12-31-07	11.01	0.13	•	0.14	0.27	0.19	0.50		—	0.69	10.59	2.15		0.97	1.00	†	1.00	†	1.16	†	30,056	230
12-30-06	10.56	0.16	•	0.96	1.12	0.22	0.45		—	0.67	11.01	11.23		1.01	1.00		1.00		1.51		36,518	90
12-30-05	10.57	0.16	•	0.12	0.28	0.11	0.18		—	0.29	10.56	2.67		1.05	1.00		1.00		1.57		46,690	111
06-11-04(4) - 12-31-04	10.00	0.09		0.48	0.57	—	—		—	—	10.57	5.49	(a)	1.04	0.98		0.98		2.33		54,922	71
Series 6
12-31-08	10.60	0.18		(0.79)	(0.61)	0.19	1.65		—	1.84	8.15	(6.16)		1.06	1.00	†	1.00	†	1.69	†	44,754	224
12-31-07	11.08	0.16	•	0.23	0.39	0.27	0.60		—	0.87	10.60	3.30		1.00	1.00	†	1.00	†	1.44	†	60,574	191
12-31-06	10.35	0.18	•	0.87	1.05	0.25	0.07		—	0.32	11.08	10.48		0.99	0.99		0.99		1.71		78,729	84
12-31-05	10.12	0.18	•	0.09	0.27	0.04	0.00	*	—	0.04	10.35	2.68		0.97	0.97		0.97		1.77		119,890	81
09-10-04(4) - 12-31-04	10.00	0.03		0.09	0.12	—	—		—	—	10.12	0.90	(a)	0.77	0.77		0.77		1.36		159,478	6
Series 7
12-31-08	10.74	0.20		(0.70)	(0.50)	0.21	2.02		—	2.23	8.01	(4.99)		1.07	1.00	†	1.00	†	1.84	†	29,253	219
12-31-07	11.01	0.16	•	0.22	0.38	0.28	0.37		—	0.65	10.74	3.29		1.03	1.00	†	1.00	†	1.41	†	41,286	208
12-31-06	10.23	0.18	•	0.85	1.03	0.25	—		—	0.25	11.01	10.26		1.01	1.00		1.00		1.71		59,054	78
12-31-05	10.01	0.19	•	0.04	0.23	0.01	—		—	0.01	10.23	1.95	(b)	0.94	0.94		0.94		1.80		90,572	126
12-10-04(4) - 12-31-04	10.00	0.01		0.00 *	0.01	—	—		—	—	10.01	—	(c)	0.65	0.65		0.65		1.85		62,522	—
Series 8
12-31-08	10.74	0.18		(0.82)	(0.64)	0.20	1.93		—	2.13	7.97	(6.47)		1.08	1.00	†	1.00	†	1.77	†	19,483	235
12-31-07	11.06	0.15	•	0.27	0.42	0.25	0.49		—	0.74	10.74	3.64		1.05	1.00	†	1.00	†	1.36	†	26,821	215
12-31-06	10.23	0.17	•	0.90	1.07	0.20	0.04		—	0.24	11.06	10.70		1.04	1.00		1.00		1.60		41,172	101
03-09-05(4) - 12-31-05	10.00	0.15	•	0.08	0.23	—	—		—	—	10.23	1.69	(b)	0.94	0.91		0.91		1.87		51,960	131

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (2)		Expenses before reductions/ additions(3)	Expenses net of fee waivers and/or recoupments, if any (3)(4)		Expenses net of all reductions/ additions(3)(4)		Net investment income (loss)(3)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING GET U.S. Core Portfolio (Continued)
Series 9
12-31-08	10.81	0.19		(0.71)	(0.52)	0.23	2.13		—	2.36	7.93	(5.16)		1.12	1.00	†	1.00	†	1.86	†	14,582	301
12-31-07	10.93	0.16	•	0.29	0.45	0.28	0.29		—	0.57	10.81	3.93		1.06	1.00	†	1.00	†	1.45	†	19,806	233
12-31-06	10.06	0.18	•	0.82	1.00	0.13	—		—	0.13	10.93	10.11		1.09	1.00		1.00		1.79		30,694	89
06-08-05(4) - 12-31-05	10.00	0.13	•	(0.07)	0.06	—	—		—	—	10.06	0.00	(b)	0.96	0.87		0.87		2.21		41,582	188
Series 10
12-31-08	10.89	0.23		(0.63)	(0.40)	0.27	1.90		—	2.17	8.32	(3.91)		1.12	1.00	†	1.00	†	2.13	†	12,645	302
12-31-07	10.91	0.18	•	0.23	0.41	0.21	0.22		—	0.43	10.89	3.63		1.07	1.00	†	1.00	†	1.62	†	17,127	194
12-31-06	10.02	0.16	•	0.81	0.97	0.07	0.01		—	0.08	10.91	9.78		1.14	1.00		1.00		1.54		27,694	93
09-07-05(4) - 12-31-05	10.00	0.09	•	(0.07)	0.02	—	—		—	—	10.02	(0.60	)(b)	0.82	0.76		0.76		2.77		37,137	80
Series 11
12-31-08	10.47	0.20		(0.27)	(0.07)	0.25	1.92		—	2.17	8.23	0.53	††	1.06	1.01	†	1.01	†	1.92	†	16,119	198
12-31-07	10.79	0.16	•	0.08	0.24	0.36	0.20		—	0.56	10.47	2.05		1.10	1.00	†	1.00	†	1.49	†	20,564	267
12-31-06	10.02	0.23	•	0.55	0.78	0.01	—		—	0.01	10.79	7.06	(d)	1.03	0.96		0.96		2.22		35,473	114
12-06-05(4) - 12-31-05	10.00	0.03	•	(0.01)	0.02	—	—		—	—	10.02	—	(c)	0.65	0.65		0.65		3.95		25,842	—
Series 12
12-31-08	11.29	0.26		(0.90)	(0.64)	0.18	2.48		—	2.66	7.99	(6.20)		1.12	1.00	†	1.00	†	1.99	†	23,245	280
12-31-07	11.36	0.13	•	0.23	0.36	0.15	0.28		—	0.43	11.29	3.02		1.09	1.00	†	1.00	†	1.11	†	46,154	231
03-02-06(4) - 12-31-06	10.00	0.13		1.23	1.36	—	—		—	—	11.36	12.25	(d)	0.94	0.85		0.85		1.72		54,893	57
Series 13
12-31-08	10.60	0.21	•	(0.00)*	0.21	0.20	0.61		—	0.81	10.00	2.33		1.05	1.00	†	1.00	†	2.14	†	43,240	386
12-31-07	10.16	0.15	•	0.35	0.50	0.06	0.00	*	—	0.06	10.60	4.95		1.00	1.00	†	1.00	†	1.44	†	70,238	168
06-22-06(4) - 12-31-06	10.00	0.22	•	(0.06)	0.16	—	—		—	—	10.16	(0.59	)(d)	1.02	0.73		0.73		4.15		107,215	—
Series 14
12-31-08	10.41	0.31	•	(0.01)	0.30	0.19	0.06		—	0.25	10.46	3.04		1.02	1.00		1.00		3.05		107,043	293
12-31-07	10.00	0.26	•	0.15	0.41	—	—		—	—	10.41	1.86	(d)	0.95	0.93		0.93		2.52		124,490	120
12-21-06(4) - 12-31-06	10.00	(0.00	)*	—	(0.00)*	—	—		—	—	10.00	—	(c)	—	0.58		0.58		(0.58)		85	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Series. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Series during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Series. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or less ratio.
††	In August 2008, an affiliate of the Investment adviser and ING IM fully reimbursed ING GET U.S. Core Portfolio Series 4, ING GET U.S. Core Portfolio Series 5 and ING GET U.S. Core Portfolio Series 11 for a loss on certain investment transactions, which otherwise would have had a 0.86%, 1.46% and 1.39% impact on the Portfolios respective total returns. Excluding the reimbursement, total return would have been (6.63)%, (8.82)% and (0.86)%, respectively.
(a)

For ING GET U.S. Core Portfolio Series 3, ING GET U.S. Core Portfolio Series 4, ING GET U.S. Core Portfolio Series 5 and ING GET U.S. Core Portfolio Series 6 — total return calculation began on March 12, 2004, June 11, 2004, September 10, 2004 and December 10, 2004, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 3, total return for the year ended December 31, 2004 was 1.20%. For ING GET U.S. Core Portfolio Series 4, ING GET U.S. Core Portfolio Series 5 and ING GET U.S. Core Portfolio Series 6 — total return from each commencement of operations was 5.20%, 5.70% and 1.20%, respectively.
(b)

For ING GET U.S. Core Portfolio Series 7, ING GET U.S. Core Portfolio Series 8, ING GET U.S. Core Portfolio Series 9 and ING GET U.S. Core Portfolio Series 10 — total return calculation began on March 9, 2005, June 8, 2005, September 7, 2005 and December 6, 2005, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 7, ING GET U.S. Core Portfolio Series 8, ING GET U.S. Core Portfolio Series 9 and ING GET U.S. Core Portfolio Series 10 — total return from each commencement of operations was 2.26%, 2.30%, 0.60%, and 0.20%, respectively.
(c)

As of December 31, 2003, ING GET U.S. Core Portfolio Series 7 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (March 9, 2005). Total return from commencement of operations was 0.10%.

As of December 31, 2005, ING GET U.S. Core Portfolio Series 11 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (March 2, 2006). Total return from commencement of operations was 0.20%.

As of December 31, 2006, ING GET U.S. Core Portfolio Series 14 was in its Offering Period. Total return calculation began on the commencement date of the Guarantee Period (June 21, 2007.) Total return from commencement of operations was 0.00%.
(d)

For ING GET U.S. Core Portfolio Series 11, ING GET U.S. Core Portfolio Series 12, ING GET U.S. Core Portfolio Series 13, and ING GET U.S. Core Portfolio Series 14 — total return calculation began on March 2, 2006, June 22, 2006, December 21, 2006 and June 21, 2007, respectively, the first day of each Guarantee Period.

For ING GET U.S. Core Portfolio Series 11 total return for the year ended December 31, 2006 was 7.81% and for ING GET U.S. Core Portfolio Series 14 total return for the year ended December 31, 2007 was 4.10%. For ING GET U.S. Core Portfolio Series 12 and ING GET U.S. Core Portfolio Series 13 — total return from each commencement of operations was 13.60% and 1.60%, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 —  ORGANIZATION

Organization. ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”) as a diversified open-end management investment company. There are twelve separate investment Series which comprise the Trust. The twelve that are in this report are as follows: ING GET U.S. Core Portfolio Series 3 (“Series 3”), ING GET U.S. Core Portfolio Series 4 (“Series 4”), ING GET U.S. Core Portfolio Series 5 (“Series 5”), ING GET U.S. Core Portfolio Series 6 (“Series 6”), ING GET U.S. Core Portfolio Series 7 (“Series 7”), ING GET U.S. Core Portfolio Series 8 (“Series 8”), ING GET U.S. Core Portfolio Series 9 (“Series 9”), ING GET U.S. Core Portfolio Series 10 (“Series 10”), ING GET U.S. Core Portfolio Series 11 (“Series 11”), ING GET U.S. Core Portfolio Series 12 (“Series 12”), ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “the Series”).

During the Guarantee Period, each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges. The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 3*	12/12/03 —03/11/04	03/12/04 — 03/13/09	03/13/09
Series 4*	03/12/04 — 06/10/04	06/11/04 — 06/12/09	06/12/09
Series 5*	06/11/04 — 09/09/04	09/10/04 — 09/09/11	09/09/11
Series 6*	09/10/04 — 12/09/04	12/10/04 — 12/09/11	12/09/11
Series 7*	12/10/04 — 03/08/05	03/09/05 — 03/08/12	03/08/12
Series 8*	03/09/05 — 06/07/05	06/08/05 — 06/07/12	06/07/12
Series 9*	06/08/05 — 09/06/05	09/07/05 — 09/06/12	09/06/12
Series 10*	09/07/05 — 12/05/05	12/06/05 — 12/05/12	12/05/12
Series 11*	12/06/05 — 03/01/06	03/02/06 — 02/28/13	02/28/13
Series 12*	03/02/06 — 06/21/06	06/22/06 — 06/20/13	06/20/13
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2008 separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Series’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by a Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV in calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Series’ NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Series is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Series’ investments under these levels of classification is included following the Portfolios of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C.	Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.

Futures Contracts. Each Series may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Series is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Series. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.	Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Series’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Series in the event a Series is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	When-Issued and Delayed — Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series’ custodian sufficient to cover the purchase price.

J.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Series 3	$7,434,116	$31,245,315
Series 4	16,349,851	32,808,984
Series 5	18,089,590	36,848,253
Series 6	35,738,637	67,066,962
Series 7	23,601,359	44,711,551
Series 8	15,602,510	29,750,522
Series 9	13,757,924	23,759,113
Series 10	34,865,737	46,291,444
Series 11	8,389,220	22,201,399
Series 12	69,582,000	108,214,241
Series 13	198,795,481	252,217,908
Series 14	180,827,857	229,935,127

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 3	$14,135,882	$30,634,322
Series 4	5,370,475	8,456,554
Series 5	41,438,487	28,150,644
Series 6	77,264,936	57,846,332
Series 7	50,532,030	39,323,753
Series 8	35,444,778	27,116,939
Series 9	35,567,527	29,886,858
Series 10	8,395,688	—
Series 11	25,284,722	15,730,099
Series 12	20,490,726	1,971,425
Series 13	33,281,228	8,144,537
Series 14	131,659,944	103,617,279

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser”). The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment Management fees paid by the funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market with respect to assets invested by the funds. For the year ended December 31, 2008, the Series waived the following amounts, which are not subject to recoupment:

Series 3	$1,155
Series 4	110
Series 5	99
Series 6	122
Series 7	100
Series 8	52
Series 9	46
Series 10	59
Series 11	74
Series 12	67
Series 13	173

The Investment Adviser has engaged ING IM, to serve as sub-adviser to each Series. ING IM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board of the Investment Adviser may determine.

ING Funds Services, LLC (the “Administrator”) acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”) is compensated by the Series for expenses incurred in the distribution of each Series’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2008, the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Series 3	$37,889	$3,535	$16,070	$—	$57,494
Series 4	16,426	1,507	6,850	2,862	27,645
Series 5	11,252	1,033	4,696	—	16,981
Series 6	22,915	2,102	9,555	—	34,572
Series 7	14,876	1,365	6,207	4,489	26,937
Series 8	9,926	911	4,140	2,254	17,231
Series 9	7,449	684	3,108	—	11,241
Series 10	6,450	592	2,690	—	9,732
Series 11	8,352	767	3,485	6,031	18,635
Series 12	12,007	1,102	5,008	—	18,117
Series 13	23,261	2,134	9,702	2,767	37,864
Series 14	55,173	5,057	22,989	10,974	94,193

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy agreement. The Trust has also adopted a deferred compensation plan.

At December 31, 2008, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Series 3 (45.60%); Series 4 (7.91%); Series 5 (9.77%); Series 6 (55.12%); Series 7 (50.01%); Series 8 (60.05%); Series 9

(56.72%); Series 10 (52.15%); Series 11 (49.94%); Series 12 (87.79%); Series 13 (44.93%); and Series 14 (19.71%)

ING USA Annuity and Life Insurance Company — Series 3 (51.33%); Series 4 (83.93%); Series 5 (76.38%); Series 6 (41.79%); Series 7 (40.85%); Series 8 (37.99); Series 9 (41.68%); Series 10 (40.55%); Series 11 (48.53%); Series 12 (11.97%); Series 13 (53.43%); and Series 14 (71.26%)

Reliastar Life Insurance Company of New York — Series 4 (8.16%); Series 5 (13.85%); Series 7 (9.14%); Series 10 (7.30%); and Series 14 (9.03%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Series have a common owner that owns over 25% of the outstanding securities of the Series, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Series.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2008, the Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Series 3	Custody	$7,513
	Audit	32,568
	Legal	6,683
	Postage	7,555
Series 4	Custody	5,241
	Audit	16,880
	Legal	3,335
	Postage	3,096
Series 5	Custody	4,892
	Audit	11,503
	Postage	3,243
Series 6	Custody	8,308
	Audit	20,057
Series 7	Custody	6,790
	Audit	14,645
	Postage	4,504
Series 9	Custody	4,381
	Audit	7,278
	Legal	1,910
	Postage	2,331
Series 10	Custody	5,446
	Audit	5,632
	Legal	1,856
	Miscellaneous	1,577
	Postage	3,100
Series 12	Custody	6,754
	Audit	16,370
	Postage	3,212
Series 13	Custody	10,898
	Audit	25,571
Series 14	Custody	8,807
	Audit	39,827

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses stemming from investments in other investment companies) to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total
Series 4	—	—	5,994	$5,994
Series 5	5,063	—	28,154	$33,217
Series 6	—	1,018	27,610	$28,628
Series 7	10,606	13,589	21,768	$45,963
Series 8	15,356	16,581	18,051	$49,988
Series 9	31,246	16,151	20,281	$67,678
Series 10	45,671	15,679	17,306	$78,656
Series 11	28,226	29,773	8,444	$66,443
Series 12	32,503	46,050	36,948	$115,501
Series 13	39,458	1,756	31,120	$72,334
Series 14	—	16,085	25,049	$41,134

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Series 3
12-31-08	—	642,296	(1,999,595)	(1,357,299)	—	6,255,965	(19,944,638)	(13,688,673)
12-31-07	—	270,502	(3,289,095)	(3,018,593)	—	2,842,976	(34,492,183)	(31,649,207)
Series 4
12-31-08	—	674,210	(911,068)	(236,858)	—	5,899,336	(8,487,059)	(2,587,723)
12-31-07	—	244,496	(1,623,628)	(1,379,132)	—	2,625,885	(17,510,764)	(14,884,879)
Series 5
12-31-08	—	617,990	(649,351)	(31,361)	—	4,999,538	(5,731,471)	(731,933)
12-31-07	—	189,307	(669,026)	(479,719)	—	2,103,201	(7,328,779)	(5,225,578)
Series 6
12-31-08	—	1,128,841	(1,352,188)	(223,347)	—	9,425,828	(12,215,630)	(2,789,802)
12-31-07	—	490,437	(1,879,671)	(1,389,234)	—	5,360,481	(20,568,370)	(15,207,889)
Series 7
12-31-08	—	920,167	(1,111,181)	(191,014)	—	7,480,961	(9,981,654)	(2,500,693)
12-31-07	—	260,282	(1,781,391)	(1,521,109)	—	2,889,128	(19,701,052)	(16,811,924)
Series 8
12-31-08	—	569,782	(622,528)	(52,746)	—	4,660,814	(5,671,818)	(1,011,004)
12-31-07	—	186,226	(1,411,071)	(1,224,845)	—	2,067,107	(15,615,034)	(13,547,927)
Series 9
12-31-08	—	471,210	(464,029)	7,181	—	3,788,527	(4,211,602)	(423,075)
12-31-07	—	117,242	(1,092,828)	(975,586)	—	1,306,080	(12,134,796)	(10,828,716)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Series 10
12-31-08	—	366,245	(420,212)	(53,967)	—	3,087,447	(3,802,670)	(715,223)
12-31-07	—	91,271	(1,056,385)	(965,114)	—	1,019,500	(11,598,921)	(10,579,421)
Series 11
12-31-08	—	486,768	(492,026)	(5,258)	—	3,782,189	(4,383,714)	(601,525)
12-31-07	—	130,703	(1,453,053)	(1,322,350)	—	1,428,589	(15,784,360)	(14,355,771)
Series 12
12-31-08	—	1,025,925	(2,204,000)	(1,178,075)	—	8,381,810	(20,182,634)	(11,800,824)
12-31-07	—	160,972	(906,244)	(745,272)	—	1,893,033	(10,439,683)	(8,546,650)
Series 13
12-31-08	—	524,906	(2,829,780)	(2,304,874)	—	4,986,611	(27,862,802)	(22,876,191)
12-31-07	—	53,979	(3,976,080)	(3,922,101)	—	573,801	(41,545,317)	(40,971,516)
Series 14
12-31-08	—	284,164	(2,018,154)	(1,733,990)	—	2,793,337	(20,518,537)	(17,725,200)
12-31-07	15,094,703	—	(3,139,858)	11,954,845	153,381,979	—	(32,098,316)	121,283,663

NOTE 10 — LINE OF CREDIT

The Series, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Series utilized the line of credit during the year ended December 31, 2008:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Series 8(1)	2	$2,670,000	0.62%
Series 11	4	2,742,500	3.65
Series 13	4	2,010,000	2.50

(1)	At December 31, 2008, Series 8 had an outstanding balance of $2,670,000.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Series 3	$(3,520)	$3,520
Series 4	(3,126)	3,126
Series 5	(2,907)	2,907
Series 6	(3,594)	3,594
Series 7	(3,042)	3,042
Series 8	(2,758)	2,758
Series 9	(2,523)	2,523
Series 10	(2,479)	2,479
Series 11	(2,050)	2,050
Series 12	(2,978)	2,978
Series 13	(2,744)	2,744
Series 14	(1,355)	1,355

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Series 3	$2,685,284	$3,570,681	$2,842,976	$—
Series 4	2,118,325	3,781,011	1,669,834	956,051
Series 5	1,986,327	3,013,211	840,548	1,262,653
Series 6	3,895,488	5,530,340	2,219,444	3,141,037
Series 7	2,834,545	4,646,416	1,510,025	1,379,103
Series 8	2,306,130	2,354,684	1,559,747	507,360
Series 9	1,863,678	1,924,849	1,026,173	279,907
Series 10	1,614,724	1,472,723	994,663	24,837
Series 11	2,498,079	1,284,110	1,426,566	2,023
Series 12	6,471,562	1,910,248	1,890,392	2,641
Series 13	4,985,540	1,071	571,994	1,807
Series 14	2,792,606	731	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Series 3	$1,404,195	$(942,930)	$(87,464)	$(3,029,727)	2016
Series 4	777,274	(659,557)	(147,852)	(2,952,532)	2016
Series 5	372,742	(131,677)	(77,046)	(3,549,051)	2016
Series 6	852,850	549,395	(33,354)	(6,793,361)	2016
Series 7	617,502	689,179	(25,271)	(4,601,782)	2016
Series 8	387,614	174,835	(16,089)	(3,027,190)	2016
Series 9	302,306	187,349	(18,486)	(2,232,274)	2016
Series 10	305,201	391,038	(29,510)	(1,868,057)	2016
Series 11	330,558	646,268	—	(2,280,824)	2016
Series 12	638,612	707,179	(206,633)	(5,506,525)	2016
Series 13	1,297,367	2,429,863	(2,881)	(3,898,037)	2016
Series 14	3,452,470	6,339,513	(18,380)	(6,372,216)	2016

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and

(c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolio is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 13 — PAYMENTS BY AFFILIATES

In August 2008, an affiliate of the Investment Adviser and ING IM made the following payments to the Series to reimburse for certain investment transactions associated with the correction of an allocation between the Equity and Fixed Components of the Series:

Series 4	$278,815
Series 5	353,476
Series 11	221,529

NOTE 14 — SUBSEQUENT EVENTS

In accordance with the original fund prospectuses, Series 3 will liquidate on March 13, 2009. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the U.S. generally accepted accounting principles for investment companies are materially consistent with the liquidation basis of accounting, the financial statement for Series 3 has been prepared in conformity with both accounting methods.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 3.2%
Advertising: 0.0%
660	@	Interpublic Group of Cos., Inc.	$2,614
220		Omnicom Group	5,922

			8,536

Aerospace/Defense: 0.1%
220		Boeing Co.	9,387
150		General Dynamics Corp.	8,639
100		Goodrich Corp.	3,702
80		L-3 Communications Holdings, Inc.	5,902
100		Lockheed Martin Corp.	8,408
200		Northrop Grumman Corp.	9,008
220		Raytheon Co.	11,229
230		United Technologies Corp.	12,328

			68,603

Agriculture: 0.1%
750		Altria Group, Inc.	11,295
260		Archer-Daniels-Midland Co.	7,496
50		Lorillard, Inc.	2,818
610		Philip Morris International, Inc.	26,541
110		Reynolds American, Inc.	4,434
10		UST, Inc.	694

			53,278

Airlines: 0.0%
300		Southwest Airlines Co.	2,586

			2,586

Apparel: 0.0%
220	@	Coach, Inc.	4,569
120		Nike, Inc.	6,120
50		Polo Ralph Lauren Corp.	2,271
50		VF Corp.	2,739

			15,699

Auto Manufacturers: 0.0%
342	@	Ford Motor Co.	783
250		General Motors Corp.	800

			1,583

Auto Parts & Equipment: 0.0%
260		Johnson Controls, Inc.	4,722

			4,722

Banks: 0.3%
1,387		Bank of America Corp.	19,529
410		Bank of New York Mellon Corp.	11,615
320		BB&T Corp.	8,787
181		Capital One Financial Corp.	5,772
1,560		Citigroup, Inc.	10,468
150		Fifth Third Bancorp.	1,239
120		Goldman Sachs Group, Inc.	10,127
300		Huntington Bancshares, Inc.	2,298
1,094		JPMorgan Chase & Co.	34,494
40		M&T Bank Corp.	2,296
130		Marshall & Ilsley Corp.	1,773
310		Morgan Stanley	4,972
400		National City Corp.	724
110		Northern Trust Corp.	5,735
140		PNC Financial Services Group, Inc.	6,860
420		Regions Financial Corp.	3,343
200		State Street Corp.	7,866
140		SunTrust Bank	4,136

Shares			Value

Banks: (continued)
710		US Bancorp.	$17,757
429		Wachovia Corp.	2,377
1,190		Wells Fargo & Co.	35,081

			197,249

Beverages: 0.1%
25		Brown-Forman Corp.	1,287
600		Coca-Cola Co.	27,162
100		Coca-Cola Enterprises, Inc.	1,203
100	@	Constellation Brands, Inc.	1,577
60	@	Dr Pepper Snapple Group, Inc.	975
50		Molson Coors Brewing Co.	2,446
210		Pepsi Bottling Group, Inc.	4,727
320		PepsiCo, Inc.	17,526

			56,903

Biotechnology: 0.1%
350	@	Amgen, Inc.	20,213
110	@	Biogen Idec, Inc.	5,239
130	@	Celgene Corp.	7,186
50	@	Genzyme Corp.	3,319
280	@	Gilead Sciences, Inc.	14,319
122	@	Life Technologies Corp.	2,844

			53,120

Chemicals: 0.1%
60		Air Products & Chemicals, Inc.	3,016
20		CF Industries Holdings, Inc.	983
300		Dow Chemical Co.	4,527
250		EI Du Pont de Nemours & Co.	6,325
80		International Flavors & Fragrances, Inc.	2,378
160		Monsanto Co.	11,256
120		PPG Industries, Inc.	5,092
50		Praxair, Inc.	2,968
40		Rohm & Haas Co.	2,472
60		Sherwin-Williams Co.	3,585
50		Sigma-Aldrich Corp.	2,112

			44,714

Coal: 0.0%
90		Peabody Energy Corp.	2,048

			2,048

Commercial Services: 0.0%
50	@	Apollo Group, Inc. - Class A	3,831
120		Automatic Data Processing, Inc.	4,721
200		H&R Block, Inc.	4,544
20		Mastercard, Inc.	2,859
40		McKesson Corp.	1,549
60		Moody’s Corp.	1,205
50		Paychex, Inc.	1,314
100		Robert Half International, Inc.	2,082
230		RR Donnelley & Sons Co.	3,123
290		Western Union Co.	4,159

			29,387

Computers: 0.2%
60	@	Affiliated Computer Services, Inc.	2,757
290	@	Apple, Inc.	24,752
40	@	Computer Sciences Corp.	1,406
610	@	Dell, Inc.	6,246
710	@	EMC Corp.	7,434
830		Hewlett-Packard Co.	30,121

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
440		International Business Machines Corp.	$37,030
100	@	Lexmark International, Inc.	2,690
100	@	NetApp, Inc.	1,397
150	@	Teradata Corp.	2,225

			116,058

Cosmetics/Personal Care: 0.1%
50		Avon Products, Inc.	1,202
60		Colgate-Palmolive Co.	4,112
40		Estee Lauder Cos., Inc.	1,238
932		Procter & Gamble Co.	57,616

			64,168

Distribution/Wholesale: 0.0%
130		Genuine Parts Co.	4,922

			4,922

Diversified Financial Services: 0.0%
300		American Express Co.	5,565
158		Ameriprise Financial, Inc.	3,691
410		Charles Schwab Corp.	6,630
30		CME Group, Inc.	6,243
220		Discover Financial Services	2,097
30		Federated Investors, Inc.	509
30	@	IntercontinentalExchange, Inc.	2,473
90		Invesco Ltd.	1,300
400		Merrill Lynch & Co., Inc.	4,656
50	@	Nasdaq Stock Market, Inc.	1,236
80		NYSE Euronext	2,190
150	@	SLM Corp.	1,335
40		T. Rowe Price Group, Inc.	1,418

			39,343

Electric: 0.1%
500	@	AES Corp.	4,120
40		Allegheny Energy, Inc.	1,354
140		American Electric Power Co., Inc.	4,659
140		CMS Energy Corp.	1,414
50		Constellation Energy Group, Inc.	1,255
230		Dominion Resources, Inc.	8,243
250		DTE Energy Co.	8,918
230		Duke Energy Corp.	3,452
210		Edison International	6,745
70		Entergy Corp.	5,819
180		Exelon Corp.	10,010
110		FirstEnergy Corp.	5,344
130		FPL Group, Inc.	6,543
140		Pacific Gas & Electric Co.	5,419
210		Public Service Enterprise Group, Inc.	6,126
80		Southern Co.	2,960

			82,381

Electrical Components & Equipment: 0.0%
220		Emerson Electric Co.	8,054

			8,054

Electronics: 0.0%
190	@	Agilent Technologies, Inc.	2,970
50		Amphenol Corp.	1,199
150		Jabil Circuit, Inc.	1,013
170	@	Thermo Electron Corp.	5,792
175	@@	Tyco Electronics Ltd.	2,837
80	@	Waters Corp.	2,932

			16,743

Shares			Value

Engineering & Construction: 0.0%
100		Fluor Corp.	$4,487

			4,487

Environmental Control: 0.0%
49		Republic Services, Inc.	1,215

			1,215

Food: 0.1%
240		ConAgra Foods, Inc.	3,960
50		General Mills, Inc.	3,038
90		HJ Heinz Co.	3,384
50		JM Smucker Co.	2,168
80		Kellogg Co.	3,508
371		Kraft Foods, Inc.	9,961
160		Kroger Co.	4,226
40		McCormick & Co., Inc.	1,274
190		Safeway, Inc.	4,516
440		Sara Lee Corp.	4,308
90		Supervalu, Inc.	1,314
230		Sysco Corp.	5,276

			46,933

Forest Products & Paper: 0.0%
200		International Paper Co.	2,360

			2,360

Gas: 0.0%
360		CenterPoint Energy, Inc.	4,543
130		Sempra Energy	5,542

			10,085

Hand/Machine Tools: 0.0%
80		Black & Decker Corp.	3,345
70		Snap-On, Inc.	2,757
120		Stanley Works	4,092

			10,194

Healthcare - Products: 0.1%
180		Baxter International, Inc.	9,646
80		Becton Dickinson & Co.	5,471
510	@	Boston Scientific Corp.	3,947
105	@@	Covidien Ltd.	3,805
40		CR Bard, Inc.	3,370
10	@	Intuitive Surgical, Inc.	1,270
790		Johnson & Johnson	47,266
360		Medtronic, Inc.	11,311
120	@	St. Jude Medical, Inc.	3,955
50		Stryker Corp.	1,998
50	@	Varian Medical Systems, Inc.	1,752
60	@	Zimmer Holdings, Inc.	2,425

			96,216

Healthcare - Services: 0.1%
210		Aetna, Inc.	5,985
190		Cigna Corp.	3,202
60	@	DaVita, Inc.	2,974
50	@	Humana, Inc.	1,864
90	@	Laboratory Corp. of America Holdings	5,797
80		Quest Diagnostics	4,153
350		UnitedHealth Group, Inc.	9,310
190	@	WellPoint, Inc.	8,005

			41,290

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: 0.0%
90		KB Home	$1,226
80		Lennar Corp.	694
120		Pulte Homes, Inc.	1,312

			3,232

Household Products/Wares: 0.0%
120		Avery Dennison Corp.	3,928
40		Clorox Co.	2,222
70		Fortune Brands, Inc.	2,890
170		Kimberly-Clark Corp.	8,966

			18,006

Insurance: 0.1%
220		Aflac, Inc.	10,085
40		Allstate Corp.	1,310
320		American International Group, Inc.	502
110		AON Corp.	5,025
60		Assurant, Inc.	1,800
170		Chubb Corp.	8,670
90		Lincoln National Corp.	1,696
152		Loews Corp.	4,294
150		Marsh & McLennan Cos., Inc.	3,641
290		Metlife, Inc.	10,109
50		Progressive Corp.	741
90		Prudential Financial, Inc.	2,723
130		Torchmark Corp.	5,811
210		Travelers Cos., Inc.	9,492
250		UnumProvident Corp.	4,650

			70,549

Internet: 0.1%
50	@	Akamai Technologies, Inc.	755
100	@	Amazon.com, Inc.	5,128
460	@	eBay, Inc.	6,422
70	@	Google, Inc. - Class A	21,536
287	@	Symantec Corp.	3,880
400	@	Yahoo!, Inc.	4,880

			42,601

Iron/Steel: 0.0%
110		Nucor Corp.	5,082
80		United States Steel Corp.	2,976

			8,058

Leisure Time: 0.0%
120		Carnival Corp.	2,918

			2,918

Machinery - Construction & Mining: 0.0%
210		Caterpillar, Inc.	9,381

			9,381

Machinery - Diversified: 0.0%
80		Cummins, Inc.	2,138
140		Deere & Co.	5,365
60		Flowserve Corp.	3,090
60		Manitowoc Co., Inc.	520
60		Rockwell Automation, Inc.	1,934

			13,047

Media: 0.1%
990		Comcast Corp. - Class A	16,711
250	@	DIRECTV Group, Inc.	5,728
50		McGraw-Hill Cos., Inc.	1,160

Shares			Value

Media: (continued)
640		News Corp. - Class A	$5,818
1,290		Time Warner, Inc.	12,977
150	@	Viacom - Class B	2,859
550		Walt Disney Co.	12,480

			57,733

Metal Fabricate/Hardware: 0.0%
80		Precision Castparts Corp.	4,758

			4,758

Mining: 0.0%
155		Freeport-McMoRan Copper & Gold, Inc.	3,788
60		Newmont Mining Corp.	2,442

			6,230

Miscellaneous Manufacturing: 0.1%
210		3M Co.	12,083
110		Cooper Industries Ltd.	3,215
20		Danaher Corp.	1,132
200		Dover Corp.	6,584
170		Eastman Kodak Co.	1,119
80		Eaton Corp.	3,977
3,110		General Electric Co.	50,382
310		Honeywell International, Inc.	10,177
110	@@	Ingersoll-Rand Co.	1,909
80		ITT Corp.	3,679
110		Leggett & Platt, Inc.	1,671
110		Parker Hannifin Corp.	4,679
160		Textron, Inc.	2,219
65	@@	Tyco International Ltd.	1,404

			104,230

Office/Business Equipment: 0.0%
310		Pitney Bowes, Inc.	7,899
300		Xerox Corp.	2,391

			10,290

Oil & Gas: 0.4%
170		Anadarko Petroleum Corp.	6,554
120		Apache Corp.	8,944
677		Chevron Corp.	50,078
547		ConocoPhillips	28,335
110		Devon Energy Corp.	7,228
80		ENSCO International, Inc.	2,271
60		EOG Resources, Inc.	3,995
1,670		ExxonMobil Corp.	133,316
100		Hess Corp.	5,364
200		Marathon Oil Corp.	5,472
100		Murphy Oil Corp.	4,435
130	@, @@	Nabors Industries Ltd.	1,556
120		Noble Corp.	2,647
40		Noble Energy, Inc.	1,969
270		Occidental Petroleum Corp.	16,197
60		Questar Corp.	1,961
100	@	Southwestern Energy Co.	2,897
60		Sunoco, Inc.	2,608
150		Tesoro Corp.	1,976
270		Valero Energy Corp.	5,843
100		XTO Energy, Inc.	3,527

			297,173

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: 0.0%
120		Baker Hughes, Inc.	$3,848
80		BJ Services Co.	934
200	@	Cameron International Corp.	4,100
150		Halliburton Co.	2,727
190	@	National Oilwell Varco, Inc.	4,644
360		Schlumberger Ltd.	15,239
140		Smith International, Inc.	3,205

			34,697

Packaging & Containers: 0.0%
80		Ball Corp.	3,327
20		Bemis Co.	474

			3,801

Pharmaceuticals: 0.2%
470		Abbott Laboratories	25,084
50		Allergan, Inc.	2,016
60		AmerisourceBergen Corp.	2,140
580		Bristol-Myers Squibb Co.	13,485
40		Cardinal Health, Inc.	1,379
20	@	Cephalon, Inc.	1,541
410		Eli Lilly & Co.	16,511
100	@	Express Scripts, Inc.	5,498
200	@	Forest Laboratories, Inc.	5,094
174	@	King Pharmaceuticals, Inc.	1,848
140	@	Medco Health Solutions, Inc.	5,867
630		Merck & Co., Inc.	19,152
100	@	Mylan Laboratories	989
2,160		Pfizer, Inc.	38,254
550		Schering-Plough Corp.	9,367
100	@	Watson Pharmaceuticals, Inc.	2,657
420		Wyeth	15,754

			166,636

Pipelines: 0.0%
250		El Paso Corp.	1,958
200		Spectra Energy Corp.	3,148
50		Williams Cos., Inc.	724

			5,830

Retail: 0.2%
30	@	Autozone, Inc.	4,184
75		Best Buy Co., Inc.	2,108
100	@	Big Lots, Inc.	1,449
100		Costco Wholesale Corp.	5,250
441		CVS Caremark Corp.	12,674
110		Family Dollar Stores, Inc.	2,868
80	@	GameStop Corp.	1,733
320		Gap, Inc.	4,285
500		Home Depot, Inc.	11,510
20	@	Kohl’s Corp.	724
250		Limited Brands, Inc.	2,510
470		Lowe’s Cos., Inc.	10,114
100		Macy’s, Inc.	1,035
390		McDonald’s Corp.	24,254
100		RadioShack Corp.	1,194
255		Staples, Inc.	4,570
220	@	Starbucks Corp.	2,081
180		Target Corp.	6,215
120		TJX Cos., Inc.	2,468
290		Walgreen Co.	7,154
760		Wal-Mart Stores, Inc.	42,606
90		Yum! Brands, Inc.	2,835

			153,821

Shares			Value

Savings & Loans: 0.0%
600		Hudson City Bancorp., Inc.	$9,576

			9,576

Semiconductors: 0.1%
90		Altera Corp.	1,504
50		Analog Devices, Inc.	951
430		Applied Materials, Inc.	4,356
130	@	Broadcom Corp.	2,206
1,780		Intel Corp.	26,095
30		KLA-Tencor Corp.	654
330	@	LSI Logic Corp.	1,086
60	@	MEMC Electronic Materials, Inc.	857
230		National Semiconductor Corp.	2,316
150	@	QLogic Corp.	2,016
440		Texas Instruments, Inc.	6,829
100		Xilinx, Inc.	1,782

			50,652

Software: 0.1%
110	@	Adobe Systems, Inc.	2,342
100	@	Autodesk, Inc.	1,965
70	@	BMC Software, Inc.	1,884
220		CA, Inc.	4,077
70	@	Compuware Corp.	473
50	@	Electronic Arts, Inc.	802
140		Fidelity National Information Services, Inc.	2,278
80	@	Fiserv, Inc.	2,910
280		IMS Health, Inc.	4,245
2,410		Microsoft Corp.	46,850
1,210	@	Oracle Corp.	21,453
40	@	Salesforce.com, Inc.	1,280

			90,559

Telecommunications: 0.2%
1,680		AT&T, Inc.	47,880
50		CenturyTel, Inc.	1,367
1,820	@	Cisco Systems, Inc.	29,666
520		Corning, Inc.	4,956
81		Embarq Corp.	2,913
70		Harris Corp.	2,664
170	@	Juniper Networks, Inc.	2,977
250		Motorola, Inc.	1,108
420		Qualcomm, Inc.	15,049
520		Qwest Communications International, Inc.	1,893
735		Sprint Nextel Corp.	1,345
850		Verizon Communications, Inc.	28,815
380		Windstream Corp.	3,496

			144,129

Toys/Games/Hobbies: 0.0%
130		Hasbro, Inc.	3,792

			3,792

Transportation: 0.1%
80		Burlington Northern Santa Fe Corp.	6,057
40		CH Robinson Worldwide, Inc.	2,201
70		CSX Corp.	2,273
50		Expeditors International Washington, Inc.	1,664
80		FedEx Corp.	5,132
80		Norfolk Southern Corp.	3,764

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
40		Ryder System, Inc.	$1,551
110		Union Pacific Corp.	5,258
210		United Parcel Service, Inc. - Class B	11,584

			39,484

		Total Common Stock (Cost $3,400,420)	2,434,060

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
130		Apartment Investment & Management Co.	1,502
30		AvalonBay Communities, Inc.	1,817
150		Equity Residential	4,473

			7,792

Diversified: 0.0%
30		Vornado Realty Trust	1,811

			1,811

Health Care: 0.0%
220		HCP, Inc.	6,109

			6,109

Hotels: 0.0%
400		Host Hotels & Resorts, Inc.	3,028

			3,028

Regional Malls: 0.0%
110		Simon Property Group, Inc.	5,844

			5,844

Storage: 0.0%
60		Public Storage, Inc.	4,770

			4,770

Warehouse/Industrial: 0.0%
200		Prologis	2,778

			2,778

		Total Real Estate Investment Trusts (Cost $39,230)	32,132

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.1%
Federal Home Loan Mortgage Corporation##: 24.8%
$15,900,000	^^, Z	0.790%, due 03/15/09	$15,874,257
2,875,000	^, Z	0.800%, due 03/15/09	2,870,348

			18,744,605

Federal National Mortgage Association##: 19.1%
2,091,000	^, Z	0.750%, due 06/15/09	2,083,878
12,400,000	^, Z	0.900%, due 06/15/09	12,349,482

			14,433,360

Principal Amount			Value

Other U.S. Agency Obligations: 15.2%
$11,500,000	Z	Resolution Funding Corp., Interest STRIP, 0.590%, due 04/15/09	$11,480,588

			11,480,588

		Total U.S. Government Agency Obligations (Cost $44,394,756)	44,658,553

U.S. TREASURY OBLIGATIONS: 21.2%
U.S. Treasury STRIP PRINCIPAL: 21.2%
16,000,000		0.100%, due 02/15/09	15,997,964

		Total U.S. Treasury Obligations (Cost $15,998,009)	15,997,964

OTHER BONDS: 4.0%
Sovereign: 4.0%
3,000,000	Z	Israel Trust Certificates, 0.350%, due 05/15/09	2,996,073

		Total Other Bonds (Cost $2,971,360)	2,996,073

		Total Long-Term Investments (Cost $66,803,775)	66,118,782

Shares			Value
SHORT-TERM INVESTMENTS: 12.6%
Affiliated Mutual Fund: 12.6%
9,539,000	ING Institutional Prime Money Market Fund - Class I		$9,539,000

	Total Short-Term Investments (Cost $9,539,000)		9,539,000

	Total Investments in Securities (Cost $76,342,775)*	100.1%	$75,657,782
	Other Assets and Liabilities - Net	(0.1)	(107,852)

	Net Assets	100.0%	$75,549,930

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 3	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

*	Cost for federal income tax purposes is $76,600,712.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$50,356
Gross Unrealized Depreciation	(993,286)

Net Unrealized Depreciation	$(942,930)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$12,005,192	$—
Level 2 — Other Significant Observable Inputs	63,652,590	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$75,657,782	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 5.4%
Advertising: 0.0%
470	@	Interpublic Group of Cos., Inc.	$1,861
160		Omnicom Group	4,307

			6,168

Aerospace/Defense: 0.2%
160		Boeing Co.	6,827
110		General Dynamics Corp.	6,335
70		Goodrich Corp.	2,591
60		L-3 Communications Holdings, Inc.	4,427
80		Lockheed Martin Corp.	6,726
140		Northrop Grumman Corp.	6,306
160		Raytheon Co.	8,166
160		United Technologies Corp.	8,576

			49,954

Agriculture: 0.1%
530		Altria Group, Inc.	7,982
180		Archer-Daniels-Midland Co.	5,189
40		Lorillard, Inc.	2,254
430		Philip Morris International, Inc.	18,709
80		Reynolds American, Inc.	3,225

			37,359

Airlines: 0.0%
210		Southwest Airlines Co.	1,810

			1,810

Apparel: 0.0%
160	@	Coach, Inc.	3,323
90		Nike, Inc.	4,590
40		Polo Ralph Lauren Corp.	1,816
40		VF Corp.	2,191

			11,920

Auto Manufacturers: 0.0%
241	@	Ford Motor Co.	552
180		General Motors Corp.	576

			1,128

Auto Parts & Equipment: 0.0%
190		Johnson Controls, Inc.	3,450

			3,450

Banks: 0.5%
1,022		Bank of America Corp.	14,390
290		Bank of New York Mellon Corp.	8,216
230		BB&T Corp.	6,316
129		Capital One Financial Corp.	4,114
1,110		Citigroup, Inc.	7,448
110		Fifth Third Bancorp.	909
90		Goldman Sachs Group, Inc.	7,595
210		Huntington Bancshares, Inc.	1,609
778		JPMorgan Chase & Co.	24,530
30		M&T Bank Corp.	1,722
90		Marshall & Ilsley Corp.	1,228
220		Morgan Stanley	3,529
290		National City Corp.	525
90		Northern Trust Corp.	4,693
100		PNC Financial Services Group, Inc.	4,900
297		Regions Financial Corp.	2,364
140		State Street Corp.	5,506
100		SunTrust Bank	2,954
500		US Bancorp.	12,505

Shares			Value

Banks: (continued)
306		Wachovia Corp.	$1,695
840		Wells Fargo & Co.	24,763

			141,511

Beverages: 0.1%
17		Brown-Forman Corp.	875
420		Coca-Cola Co.	19,013
70		Coca-Cola Enterprises, Inc.	842
70	@	Constellation Brands, Inc.	1,104
40	@	Dr Pepper Snapple Group, Inc.	650
40		Molson Coors Brewing Co.	1,957
150		Pepsi Bottling Group, Inc.	3,377
230		PepsiCo, Inc.	12,597

			40,415

Biotechnology: 0.1%
250	@	Amgen, Inc.	14,438
70	@	Biogen Idec, Inc.	3,334
90	@	Celgene Corp.	4,975
30	@	Genzyme Corp.	1,991
200	@	Gilead Sciences, Inc.	10,228
88	@	Life Technologies Corp.	2,051

			37,017

Chemicals: 0.1%
40		Air Products & Chemicals, Inc.	2,011
10		CF Industries Holdings, Inc.	492
210		Dow Chemical Co.	3,169
180		EI Du Pont de Nemours & Co.	4,554
60		International Flavors & Fragrances, Inc.	1,783
110		Monsanto Co.	7,739
90		PPG Industries, Inc.	3,819
40		Praxair, Inc.	2,374
30		Rohm & Haas Co.	1,854
50		Sherwin-Williams Co.	2,988
40		Sigma-Aldrich Corp.	1,690

			32,473

Coal: 0.0%
70		Peabody Energy Corp.	1,593

			1,593

Commercial Services: 0.1%
30	@	Apollo Group, Inc. - Class A	2,299
80		Automatic Data Processing, Inc.	3,147
140		H&R Block, Inc.	3,181
10		Mastercard, Inc.	1,429
30		McKesson Corp.	1,162
40		Moody’s Corp.	804
40		Paychex, Inc.	1,051
70		Robert Half International, Inc.	1,457
160		RR Donnelley & Sons Co.	2,173
200		Western Union Co.	2,868

			19,571

Computers: 0.3%
40	@	Affiliated Computer Services, Inc.	1,838
200	@	Apple, Inc.	17,070
30	@	Computer Sciences Corp.	1,054
430	@	Dell, Inc.	4,403
500	@	EMC Corp.	5,235
590		Hewlett-Packard Co.	21,411
320		International Business Machines Corp.	26,931
70	@	Lexmark International, Inc.	1,883

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
70	@	NetApp, Inc.	$978
110	@	Teradata Corp.	1,631

			82,434

Cosmetics/Personal Care: 0.2%
30		Avon Products, Inc.	721
40		Colgate-Palmolive Co.	2,742
30		Estee Lauder Cos., Inc.	929
667		Procter & Gamble Co.	41,234

			45,626

Distribution/Wholesale: 0.0%
90		Genuine Parts Co.	3,407

			3,407

Diversified Financial Services: 0.1%
210		American Express Co.	3,896
110		Ameriprise Financial, Inc.	2,570
250		Charles Schwab Corp.	4,043
20		CME Group, Inc.	4,162
160		Discover Financial Services	1,525
20		Federated Investors, Inc.	339
20	@	IntercontinentalExchange, Inc.	1,649
60		Invesco Ltd.	866
290		Merrill Lynch & Co., Inc.	3,376
40	@	Nasdaq Stock Market, Inc.	988
60		NYSE Euronext	1,643
110	@	SLM Corp.	979
30		T. Rowe Price Group, Inc.	1,063

			27,099

Electric: 0.2%
350	@	AES Corp.	2,884
30		Allegheny Energy, Inc.	1,016
100		American Electric Power Co., Inc.	3,328
100		CMS Energy Corp.	1,010
30		Constellation Energy Group, Inc.	753
170		Dominion Resources, Inc.	6,093
180		DTE Energy Co.	6,421
170		Duke Energy Corp.	2,552
150		Edison International	4,818
50		Entergy Corp.	4,157
130		Exelon Corp.	7,229
80		FirstEnergy Corp.	3,886
90		FPL Group, Inc.	4,530
100		Pacific Gas & Electric Co.	3,871
150		Public Service Enterprise Group, Inc.	4,376
60		Southern Co.	2,220

			59,144

Electrical Components & Equipment: 0.0%
160		Emerson Electric Co.	5,858

			5,858

Electronics: 0.0%
140	@	Agilent Technologies, Inc.	2,188
40		Amphenol Corp.	959
110		Jabil Circuit, Inc.	743
120	@	Thermo Electron Corp.	4,088
125	@@	Tyco Electronics Ltd.	2,026
40	@	Waters Corp.	1,466

			11,470

Shares			Value

Engineering & Construction: 0.0%
70		Fluor Corp.	$3,141

			3,141

Environmental Control: 0.0%
36		Republic Services, Inc.	892

			892

Food: 0.1%
170		ConAgra Foods, Inc.	2,805
30		General Mills, Inc.	1,823
70		HJ Heinz Co.	2,632
50		JM Smucker Co.	2,168
60		Kellogg Co.	2,631
261		Kraft Foods, Inc.	7,008
110		Kroger Co.	2,905
30		McCormick & Co., Inc.	956
130		Safeway, Inc.	3,090
320		Sara Lee Corp.	3,133
60		Supervalu, Inc.	876
160		Sysco Corp.	3,670

			33,697

Forest Products & Paper: 0.0%
140		International Paper Co.	1,652

			1,652

Gas: 0.0%
260		CenterPoint Energy, Inc.	3,281
90		Sempra Energy	3,837

			7,118

Hand/Machine Tools: 0.0%
60		Black & Decker Corp.	2,509
50		Snap-On, Inc.	1,969
90		Stanley Works	3,069

			7,547

Healthcare - Products: 0.2%
120		Baxter International, Inc.	6,431
60		Becton Dickinson & Co.	4,103
360	@	Boston Scientific Corp.	2,786
75	@@	Covidien Ltd.	2,718
30		CR Bard, Inc.	2,528
10	@	Intuitive Surgical, Inc.	1,270
560		Johnson & Johnson	33,505
260		Medtronic, Inc.	8,169
80	@	St. Jude Medical, Inc.	2,637
40		Stryker Corp.	1,598
30	@	Varian Medical Systems, Inc.	1,051
60	@	Zimmer Holdings, Inc.	2,425

			69,221

Healthcare - Services: 0.1%
150		Aetna, Inc.	4,275
130		Cigna Corp.	2,191
40	@	DaVita, Inc.	1,983
40	@	Humana, Inc.	1,491
60	@	Laboratory Corp. of America Holdings	3,865
60		Quest Diagnostics	3,115
250		UnitedHealth Group, Inc.	6,650
140	@	WellPoint, Inc.	5,898

			29,468

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: 0.0%
60		KB Home	$817
60		Lennar Corp.	520
90		Pulte Homes, Inc.	984

			2,321

Household Products/Wares: 0.1%
60		Avery Dennison Corp.	1,964
30		Clorox Co.	1,667
50		Fortune Brands, Inc.	2,064
120		Kimberly-Clark Corp.	6,329

			12,024

Insurance: 0.2%
160		Aflac, Inc.	7,334
30		Allstate Corp.	983
230		American International Group, Inc.	361
80		AON Corp.	3,654
40		Assurant, Inc.	1,200
130		Chubb Corp.	6,630
60		Lincoln National Corp.	1,130
102		Loews Corp.	2,882
110		Marsh & McLennan Cos., Inc.	2,670
210		Metlife, Inc.	7,321
40		Progressive Corp.	592
60		Prudential Financial, Inc.	1,816
90		Torchmark Corp.	4,023
150		Travelers Cos., Inc.	6,780
180		UnumProvident Corp.	3,348

			50,724

Internet: 0.1%
40	@	Akamai Technologies, Inc.	604
70	@	Amazon.com, Inc.	3,590
330	@	eBay, Inc.	4,607
50	@	Google, Inc. - Class A	15,383
202	@	Symantec Corp.	2,731
280	@	Yahoo!, Inc.	3,416

			30,331

Iron/Steel: 0.0%
80		Nucor Corp.	3,696
50		United States Steel Corp.	1,860

			5,556

Leisure Time: 0.0%
90		Carnival Corp.	2,189

			2,189

Machinery - Construction & Mining: 0.0%
150		Caterpillar, Inc.	6,701

			6,701

Machinery - Diversified: 0.0%
60		Cummins, Inc.	1,604
100		Deere & Co.	3,832
40		Flowserve Corp.	2,060
50		Manitowoc Co., Inc.	433
40		Rockwell Automation, Inc.	1,290

			9,219

Media: 0.1%
700		Comcast Corp. - Class A	11,816
180	@	DIRECTV Group, Inc.	4,124
40		McGraw-Hill Cos., Inc.	928

Shares			Value

Media: (continued)
450		News Corp. - Class A	$4,091
920		Time Warner, Inc.	9,255
110	@	Viacom - Class B	2,097
390		Walt Disney Co.	8,849

			41,160

Metal Fabricate/Hardware: 0.0%
60		Precision Castparts Corp.	3,569

			3,569

Mining: 0.0%
111		Freeport-McMoRan Copper & Gold, Inc.	2,713
40		Newmont Mining Corp.	1,628

			4,341

Miscellaneous Manufacturing: 0.2%
150		3M Co.	8,631
80		Cooper Industries Ltd.	2,338
20		Danaher Corp.	1,132
140		Dover Corp.	4,609
120		Eastman Kodak Co.	790
60		Eaton Corp.	2,983
2,210		General Electric Co.	35,802
220		Honeywell International, Inc.	7,223
80	@@	Ingersoll-Rand Co.	1,388
60		ITT Corp.	2,759
80		Leggett & Platt, Inc.	1,215
80		Parker Hannifin Corp.	3,403
110		Textron, Inc.	1,526
55	@@	Tyco International Ltd.	1,188

			74,987

Office/Business Equipment: 0.0%
220		Pitney Bowes, Inc.	5,606
220		Xerox Corp.	1,753

			7,359

Oil & Gas: 0.7%
120		Anadarko Petroleum Corp.	4,626
90		Apache Corp.	6,708
483		Chevron Corp.	35,728
385		ConocoPhillips	19,943
80		Devon Energy Corp.	5,257
60		ENSCO International, Inc.	1,703
40		EOG Resources, Inc.	2,663
1,190		ExxonMobil Corp.	94,998
70		Hess Corp.	3,755
140		Marathon Oil Corp.	3,830
70		Murphy Oil Corp.	3,105
90	@, @@	Nabors Industries Ltd.	1,077
80		Noble Corp.	1,765
30		Noble Energy, Inc.	1,477
190		Occidental Petroleum Corp.	11,398
50		Questar Corp.	1,635
70	@	Southwestern Energy Co.	2,028
40		Sunoco, Inc.	1,738
100		Tesoro Corp.	1,317
190		Valero Energy Corp.	4,112
75		XTO Energy, Inc.	2,645

			211,508

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: 0.1%
80		Baker Hughes, Inc.	$2,566
50		BJ Services Co.	584
140	@	Cameron International Corp.	2,870
110		Halliburton Co.	2,000
130	@	National Oilwell Varco, Inc.	3,177
260		Schlumberger Ltd.	11,006
100		Smith International, Inc.	2,289

			24,492

Packaging & Containers: 0.0%
40		Ball Corp.	1,664
40		Bemis Co.	947

			2,611

Pharmaceuticals: 0.4%
330		Abbott Laboratories	17,612
40		Allergan, Inc.	1,613
40		AmerisourceBergen Corp.	1,426
410		Bristol-Myers Squibb Co.	9,533
30		Cardinal Health, Inc.	1,034
10	@	Cephalon, Inc.	770
290		Eli Lilly & Co.	11,678
70	@	Express Scripts, Inc.	3,849
140	@	Forest Laboratories, Inc.	3,566
126	@	King Pharmaceuticals, Inc.	1,338
100	@	Medco Health Solutions, Inc.	4,191
450		Merck & Co., Inc.	13,680
70	@	Mylan Laboratories	692
1,540		Pfizer, Inc.	27,273
390		Schering-Plough Corp.	6,642
70	@	Watson Pharmaceuticals, Inc.	1,860
300		Wyeth	11,253

			118,010

Pipelines: 0.0%
180		El Paso Corp.	1,409
140		Spectra Energy Corp.	2,204
30		Williams Cos., Inc.	434

			4,047

Retail: 0.4%
20	@	Autozone, Inc.	2,789
55		Best Buy Co., Inc.	1,546
70	@	Big Lots, Inc.	1,014
70		Costco Wholesale Corp.	3,675
313		CVS Caremark Corp.	8,996
80		Family Dollar Stores, Inc.	2,086
50	@	GameStop Corp.	1,083
230		Gap, Inc.	3,080
350		Home Depot, Inc.	8,057
20	@	Kohl’s Corp.	724
180		Limited Brands, Inc.	1,807
330		Lowe’s Cos., Inc.	7,102
70		Macy’s, Inc.	725
280		McDonald’s Corp.	17,413
70		RadioShack Corp.	836
180		Staples, Inc.	3,226
160	@	Starbucks Corp.	1,514
130		Target Corp.	4,489
90		TJX Cos., Inc.	1,851
210		Walgreen Co.	5,181
540		Wal-Mart Stores, Inc.	30,272
60		Yum! Brands, Inc.	1,890

			109,356

Shares			Value

Savings & Loans: 0.0%
430		Hudson City Bancorp., Inc.	$6,863

			6,863

Semiconductors: 0.1%
60		Altera Corp.	1,003
40		Analog Devices, Inc.	761
310		Applied Materials, Inc.	3,140
90	@	Broadcom Corp.	1,527
1,260		Intel Corp.	18,472
20		KLA-Tencor Corp.	436
240	@	LSI Logic Corp.	790
50	@	MEMC Electronic Materials, Inc.	714
160		National Semiconductor Corp.	1,611
110	@	QLogic Corp.	1,478
310		Texas Instruments, Inc.	4,811
70		Xilinx, Inc.	1,247

			35,990

Software: 0.2%
80	@	Adobe Systems, Inc.	1,703
70	@	Autodesk, Inc.	1,376
50	@	BMC Software, Inc.	1,346
160		CA, Inc.	2,965
50	@	Compuware Corp.	338
40	@	Electronic Arts, Inc.	642
140		Fidelity National Information Services, Inc.	2,278
60	@	Fiserv, Inc.	2,182
200		IMS Health, Inc.	3,032
1,710		Microsoft Corp.	33,242
860	@	Oracle Corp.	15,248
30	@	Salesforce.com, Inc.	960

			65,312

Telecommunications: 0.3%
1,191		AT&T, Inc.	33,944
30		CenturyTel, Inc.	820
1,290	@	Cisco Systems, Inc.	21,027
370		Corning, Inc.	3,526
62		Embarq Corp.	2,230
50		Harris Corp.	1,903
120	@	Juniper Networks, Inc.	2,101
180		Motorola, Inc.	797
300		Qualcomm, Inc.	10,749
370		Qwest Communications International, Inc.	1,347
526		Sprint Nextel Corp.	963
600		Verizon Communications, Inc.	20,340
270		Windstream Corp.	2,484

			102,231

Toys/Games/Hobbies: 0.0%
90		Hasbro, Inc.	2,625

			2,625

Transportation: 0.1%
60		Burlington Northern Santa Fe Corp.	4,543
30		CH Robinson Worldwide, Inc.	1,651
50		CSX Corp.	1,624
40		Expeditors International Washington, Inc.	1,331
50		FedEx Corp.	3,208
40		Norfolk Southern Corp.	1,882

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
30		Ryder System, Inc.	$1,163
80		Union Pacific Corp.	3,824
150		United Parcel Service, Inc. - Class B	8,274

			27,500

		Total Common Stock (Cost $2,333,487)	1,733,169

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Apartments: 0.1%
100		Apartment Investment & Management Co.	1,155
20		AvalonBay Communities, Inc.	1,212
130		Equity Residential	3,877

			6,244

Diversified: 0.0%
20		Vornado Realty Trust	1,207

			1,207

Health Care: 0.0%
160		HCP, Inc.	4,443

			4,443

Hotels: 0.0%
280		Host Hotels & Resorts, Inc.	2,120

			2,120

Regional Malls: 0.0%
70		Simon Property Group, Inc.	3,719

			3,719

Storage: 0.0%
40		Public Storage, Inc.	3,180

			3,180

Warehouse/Industrial: 0.0%
140		Prologis	1,945

			1,945

		Total Real Estate Investment Trusts (Cost $25,835)	22,858

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 68.4%
Federal Home Loan Mortgage Corporation##: 18.6%
$6,000,000	^^, Z	0.790%, due 03/15/09	$5,990,292

			5,990,292

Federal National Mortgage Association##: 24.5%
7,900,000	^, Z	0.900%, due 06/15/09	7,867,815

			7,867,815

Other U.S. Agency Obligations: 25.3%
2,631,000	Z	Financing Corp., 0.800%, due 05/11/09	2,623,410
5,500,000	Z	Resolution Funding Corp., Interest STRIP, 0.590%, due 04/15/09	5,490,716

			8,114,126

		Total U.S. Government Agency Obligations (Cost $21,790,597)	21,972,233

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 26.3%
U.S. Treasury STRIP PRINCIPAL: 26.3%
$8,477,000	Z	0.342%, due 08/15/09	$8,461,290

		Total U.S. Treasury Obligations (Cost $8,369,526)	8,461,290

		Total Long-Term Investments (Cost $32,519,445)	32,189,550

Shares			Value

SHORT-TERM INVESTMENTS: 0.0%
Affiliated Mutual Fund: 0.0%
7,000	ING Institutional Prime Money Market Fund - Class I		$7,000

	Total Short-Term Investments (Cost $7,000)		7,000

	Total Investments in Securities (Cost $32,526,445)*	100.2%	$32,196,550
	Other Assets and Liabilities - Net	(0.2)	(54,954)

	Net Assets	100.0%	$32,141,596

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $32,856,107.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$291,162
Gross Unrealized Depreciation	(950,719)

Net Unrealized Depreciation	$(659,557)

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 4	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,763,027	$—
Level 2 — Other Significant Observable Inputs	30,433,523	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$32,196,550	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 6.0%
Advertising: 0.0%
360	@	Interpublic Group of Cos., Inc.	$1,426
120		Omnicom Group	3,230

			4,656

Aerospace/Defense: 0.2%
120		Boeing Co.	5,120
80		General Dynamics Corp.	4,607
50		Goodrich Corp.	1,851
40		L-3 Communications Holdings, Inc.	2,951
60		Lockheed Martin Corp.	5,045
110		Northrop Grumman Corp.	4,954
120		Raytheon Co.	6,125
130		United Technologies Corp.	6,968

			37,621

Agriculture: 0.1%
410		Altria Group, Inc.	6,175
140		Archer-Daniels-Midland Co.	4,036
30		Lorillard, Inc.	1,691
330		Philip Morris International, Inc.	14,358
60		Reynolds American, Inc.	2,419
10		UST, Inc.	694

			29,373

Airlines: 0.0%
170		Southwest Airlines Co.	1,465

			1,465

Apparel: 0.0%
120	@	Coach, Inc.	2,492
70		Nike, Inc.	3,570
30		Polo Ralph Lauren Corp.	1,362
20		VF Corp.	1,095

			8,519

Auto Manufacturers: 0.0%
190	@	Ford Motor Co.	435
140		General Motors Corp.	448

			883

Auto Parts & Equipment: 0.0%
140		Johnson Controls, Inc.	2,542

			2,542

Banks: 0.5%
763		Bank of America Corp.	10,743
230		Bank of New York Mellon Corp.	6,516
170		BB&T Corp.	4,668
106		Capital One Financial Corp.	3,380
860		Citigroup, Inc.	5,771
80		Fifth Third Bancorp.	661
70		Goldman Sachs Group, Inc.	5,907
170		Huntington Bancshares, Inc.	1,302
600		JPMorgan Chase & Co.	18,918
20		M&T Bank Corp.	1,148
70		Marshall & Ilsley Corp.	955
170		Morgan Stanley	2,727
220		National City Corp.	398
70		Northern Trust Corp.	3,650
80		PNC Financial Services Group, Inc.	3,920
230		Regions Financial Corp.	1,831
110		State Street Corp.	4,326
80		SunTrust Bank	2,363

Shares			Value

Banks: (continued)
370		US Bancorp.	$9,254
235		Wachovia Corp.	1,302
650		Wells Fargo & Co.	19,162

			108,902

Beverages: 0.2%
12		Brown-Forman Corp.	618
320		Coca-Cola Co.	14,486
50		Coca-Cola Enterprises, Inc.	602
60	@	Constellation Brands, Inc.	946
30	@	Dr Pepper Snapple Group, Inc.	488
30		Molson Coors Brewing Co.	1,468
120		Pepsi Bottling Group, Inc.	2,701
180		PepsiCo, Inc.	9,859

			31,168

Biotechnology: 0.1%
190	@	Amgen, Inc.	10,973
60	@	Biogen Idec, Inc.	2,858
70	@	Celgene Corp.	3,870
30	@	Genzyme Corp.	1,991
150	@	Gilead Sciences, Inc.	7,671
73	@	Life Technologies Corp.	1,702

			29,065

Chemicals: 0.1%
30		Air Products & Chemicals, Inc.	1,508
10		CF Industries Holdings, Inc.	492
160		Dow Chemical Co.	2,414
140		EI Du Pont de Nemours & Co.	3,542
40		International Flavors & Fragrances, Inc.	1,189
90		Monsanto Co.	6,332
70		PPG Industries, Inc.	2,970
30		Praxair, Inc.	1,781
20		Rohm & Haas Co.	1,236
30		Sherwin-Williams Co.	1,793
30		Sigma-Aldrich Corp.	1,267

			24,524

Coal: 0.0%
50		Peabody Energy Corp.	1,138

			1,138

Commercial Services: 0.1%
20	@	Apollo Group, Inc. - Class A	1,532
60		Automatic Data Processing, Inc.	2,360
110		H&R Block, Inc.	2,499
10		Mastercard, Inc.	1,429
20		McKesson Corp.	775
30		Moody’s Corp.	603
30		Paychex, Inc.	788
60		Robert Half International, Inc.	1,249
130		RR Donnelley & Sons Co.	1,765
160		Western Union Co.	2,294

			15,294

Computers: 0.3%
30	@	Affiliated Computer Services, Inc.	1,379
160	@	Apple, Inc.	13,656
40	@	Computer Sciences Corp.	1,406
330	@	Dell, Inc.	3,379
390	@	EMC Corp.	4,083
460		Hewlett-Packard Co.	16,693
250		International Business Machines Corp.	21,040

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
60	@	Lexmark International, Inc.	$1,614
60	@	NetApp, Inc.	838
80	@	Teradata Corp.	1,186

			65,274

Cosmetics/Personal Care: 0.2%
30		Avon Products, Inc.	721
30		Colgate-Palmolive Co.	2,056
20		Estee Lauder Cos., Inc.	619
512		Procter & Gamble Co.	31,652

			35,048

Distribution/Wholesale: 0.0%
70		Genuine Parts Co.	2,650

			2,650

Diversified Financial Services: 0.1%
160		American Express Co.	2,968
84		Ameriprise Financial, Inc.	1,962
190		Charles Schwab Corp.	3,072
20		CME Group, Inc.	4,162
125		Discover Financial Services	1,191
20		Federated Investors, Inc.	339
10	@	IntercontinentalExchange, Inc.	824
50		Invesco Ltd.	722
220		Merrill Lynch & Co., Inc.	2,561
30	@	Nasdaq Stock Market, Inc.	741
40		NYSE Euronext	1,095
80	@	SLM Corp.	712
20		T. Rowe Price Group, Inc.	709

			21,058

Electric: 0.2%
270	@	AES Corp.	2,225
20		Allegheny Energy, Inc.	677
80		American Electric Power Co., Inc.	2,662
80		CMS Energy Corp.	808
30		Constellation Energy Group, Inc.	753
130		Dominion Resources, Inc.	4,659
140		DTE Energy Co.	4,994
130		Duke Energy Corp.	1,951
120		Edison International	3,854
40		Entergy Corp.	3,325
100		Exelon Corp.	5,561
70		FirstEnergy Corp.	3,401
70		FPL Group, Inc.	3,523
80		Pacific Gas & Electric Co.	3,097
110		Public Service Enterprise Group, Inc.	3,209
40		Southern Co.	1,480

			46,179

Electrical Components & Equipment: 0.0%
120		Emerson Electric Co.	4,393

			4,393

Electronics: 0.1%
110	@	Agilent Technologies, Inc.	1,719
30		Amphenol Corp.	719
80		Jabil Circuit, Inc.	540
90	@	Thermo Electron Corp.	3,066
100	@@	Tyco Electronics Ltd.	1,621
40	@	Waters Corp.	1,466

			9,131

Shares			Value

Engineering & Construction: 0.0%
60		Fluor Corp.	$2,692

			2,692

Environmental Control: 0.0%
27		Republic Services, Inc.	669

			669

Food: 0.1%
130		ConAgra Foods, Inc.	2,145
30		General Mills, Inc.	1,823
50		HJ Heinz Co.	1,880
30		JM Smucker Co.	1,301
40		Kellogg Co.	1,754
199		Kraft Foods, Inc.	5,343
90		Kroger Co.	2,377
20		McCormick & Co., Inc.	637
100		Safeway, Inc.	2,377
240		Sara Lee Corp.	2,350
50		Supervalu, Inc.	730
130		Sysco Corp.	2,982

			25,699

Forest Products & Paper: 0.0%
110		International Paper Co.	1,298

			1,298

Gas: 0.0%
200		CenterPoint Energy, Inc.	2,524
70		Sempra Energy	2,984

			5,508

Hand/Machine Tools: 0.0%
40		Black & Decker Corp.	1,672
40		Snap-On, Inc.	1,575
70		Stanley Works	2,387

			5,634

Healthcare - Products: 0.3%
100		Baxter International, Inc.	5,359
40		Becton Dickinson & Co.	2,736
280	@	Boston Scientific Corp.	2,167
60	@@	Covidien Ltd.	2,174
20		CR Bard, Inc.	1,685
10	@	Intuitive Surgical, Inc.	1,270
430		Johnson & Johnson	25,727
200		Medtronic, Inc.	6,284
70	@	St. Jude Medical, Inc.	2,307
30		Stryker Corp.	1,199
40	@	Varian Medical Systems, Inc.	1,402
30	@	Zimmer Holdings, Inc.	1,213

			53,523

Healthcare - Services: 0.1%
110		Aetna, Inc.	3,135
110		Cigna Corp.	1,854
30	@	DaVita, Inc.	1,487
30	@	Humana, Inc.	1,118
50	@	Laboratory Corp. of America Holdings	3,221
40		Quest Diagnostics	2,076
190		UnitedHealth Group, Inc.	5,054
90	@	WellPoint, Inc.	3,792

			21,737

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: 0.0%
50		KB Home	$681
40		Lennar Corp.	347
70		Pulte Homes, Inc.	765

			1,793

Household Products/Wares: 0.1%
60		Avery Dennison Corp.	1,964
20		Clorox Co.	1,111
40		Fortune Brands, Inc.	1,651
90		Kimberly-Clark Corp.	4,747

			9,473

Insurance: 0.2%
120		Aflac, Inc.	5,501
20		Allstate Corp.	655
180		American International Group, Inc.	283
60		AON Corp.	2,741
30		Assurant, Inc.	900
100		Chubb Corp.	5,100
50		Lincoln National Corp.	942
82		Loews Corp.	2,317
80		Marsh & McLennan Cos., Inc.	1,942
140		Metlife, Inc.	4,880
30		Progressive Corp.	444
50		Prudential Financial, Inc.	1,513
70		Torchmark Corp.	3,129
120		Travelers Cos., Inc.	5,424
140		UnumProvident Corp.	2,604

			38,375

Internet: 0.1%
30	@	Akamai Technologies, Inc.	453
60	@	Amazon.com, Inc.	3,077
250	@	eBay, Inc.	3,490
40	@	Google, Inc. - Class A	12,306
158	@	Symantec Corp.	2,136
220	@	Yahoo!, Inc.	2,684

			24,146

Iron/Steel: 0.0%
60		Nucor Corp.	2,772
40		United States Steel Corp.	1,488

			4,260

Leisure Time: 0.0%
70		Carnival Corp.	1,702

			1,702

Machinery - Construction & Mining: 0.0%
120		Caterpillar, Inc.	5,360

			5,360

Machinery - Diversified: 0.0%
50		Cummins, Inc.	1,337
70		Deere & Co.	2,682
30		Flowserve Corp.	1,545
40		Manitowoc Co., Inc.	346
30		Rockwell Automation, Inc.	967

			6,877

Media: 0.2%
540		Comcast Corp. - Class A	9,115
140	@	DIRECTV Group, Inc.	3,207
30		McGraw-Hill Cos., Inc.	696

Shares			Value

Media: (continued)
350		News Corp. - Class A	$3,182
710		Time Warner, Inc.	7,143
90	@	Viacom - Class B	1,715
300		Walt Disney Co.	6,807

			31,865

Metal Fabricate/Hardware: 0.0%
40		Precision Castparts Corp.	2,379

			2,379

Mining: 0.0%
81		Freeport-McMoRan Copper & Gold, Inc.	1,980
50		Newmont Mining Corp.	2,035

			4,015

Miscellaneous Manufacturing: 0.3%
110		3M Co.	6,329
60		Cooper Industries Ltd.	1,754
110		Dover Corp.	3,621
90		Eastman Kodak Co.	592
40		Eaton Corp.	1,988
1,710		General Electric Co.	27,702
170		Honeywell International, Inc.	5,581
60	@@	Ingersoll-Rand Co.	1,041
40		ITT Corp.	1,840
60		Leggett & Platt, Inc.	911
60		Parker Hannifin Corp.	2,552
90		Textron, Inc.	1,248
40	@@	Tyco International Ltd.	864

			56,023

Office/Business Equipment: 0.0%
170		Pitney Bowes, Inc.	4,332
170		Xerox Corp.	1,355

			5,687

Oil & Gas: 0.7%
90		Anadarko Petroleum Corp.	3,470
70		Apache Corp.	5,217
365		Chevron Corp.	26,999
301		ConocoPhillips	15,592
60		Devon Energy Corp.	3,943
40		ENSCO International, Inc.	1,136
30		EOG Resources, Inc.	1,997
910		ExxonMobil Corp.	72,645
50		Hess Corp.	2,682
110		Marathon Oil Corp.	3,010
60		Murphy Oil Corp.	2,661
70	@, @@	Nabors Industries Ltd.	838
60		Noble Corp.	1,324
20		Noble Energy, Inc.	984
160		Occidental Petroleum Corp.	9,598
40		Questar Corp.	1,308
60	@	Southwestern Energy Co.	1,738
30		Sunoco, Inc.	1,304
80		Tesoro Corp.	1,054
150		Valero Energy Corp.	3,246
62		XTO Energy, Inc.	2,187

			162,933

Oil & Gas Services: 0.1%
60		Baker Hughes, Inc.	1,924
40		BJ Services Co.	467

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: (continued)
110	@	Cameron International Corp.	$2,255
80		Halliburton Co.	1,454
100	@	National Oilwell Varco, Inc.	2,444
210		Schlumberger Ltd.	8,889
80		Smith International, Inc.	1,831

			19,264

Packaging & Containers: 0.0%
40		Ball Corp.	1,664
10		Bemis Co.	237

			1,901

Pharmaceuticals: 0.4%
260		Abbott Laboratories	13,876
30		Allergan, Inc.	1,210
30		AmerisourceBergen Corp.	1,070
320		Bristol-Myers Squibb Co.	7,440
20		Cardinal Health, Inc.	689
10	@	Cephalon, Inc.	770
220		Eli Lilly & Co.	8,859
50	@	Express Scripts, Inc.	2,749
110	@	Forest Laboratories, Inc.	2,802
96	@	King Pharmaceuticals, Inc.	1,020
80	@	Medco Health Solutions, Inc.	3,353
350		Merck & Co., Inc.	10,640
50	@	Mylan Laboratories	495
1,180		Pfizer, Inc.	20,898
300		Schering-Plough Corp.	5,109
60	@	Watson Pharmaceuticals, Inc.	1,594
230		Wyeth	8,627

			91,201

Pipelines: 0.0%
140		El Paso Corp.	1,096
110		Spectra Energy Corp.	1,731
30		Williams Cos., Inc.	434

			3,261

Retail: 0.4%
20	@	Autozone, Inc.	2,789
45		Best Buy Co., Inc.	1,265
60	@	Big Lots, Inc.	869
60		Costco Wholesale Corp.	3,150
246		CVS Caremark Corp.	7,070
60		Family Dollar Stores, Inc.	1,564
40	@	GameStop Corp.	866
180		Gap, Inc.	2,410
270		Home Depot, Inc.	6,215
10	@	Kohl’s Corp.	362
140		Limited Brands, Inc.	1,406
260		Lowe’s Cos., Inc.	5,595
60		Macy’s, Inc.	621
210		McDonald’s Corp.	13,060
60		RadioShack Corp.	716
145		Staples, Inc.	2,598
120	@	Starbucks Corp.	1,135
100		Target Corp.	3,453
70		TJX Cos., Inc.	1,440
160		Walgreen Co.	3,947
410		Wal-Mart Stores, Inc.	22,985
50		Yum! Brands, Inc.	1,575

			85,091

Shares			Value

Savings & Loans: 0.0%
330		Hudson City Bancorp., Inc.	$5,267

			5,267

Semiconductors: 0.1%
50		Altera Corp.	836
30		Analog Devices, Inc.	571
240		Applied Materials, Inc.	2,431
70	@	Broadcom Corp.	1,188
930		Intel Corp.	13,634
20		KLA-Tencor Corp.	436
180	@	LSI Logic Corp.	592
40	@	MEMC Electronic Materials, Inc.	571
130		National Semiconductor Corp.	1,309
80	@	QLogic Corp.	1,075
240		Texas Instruments, Inc.	3,725
60		Xilinx, Inc.	1,069

			27,437

Software: 0.2%
60	@	Adobe Systems, Inc.	1,277
50	@	Autodesk, Inc.	983
60	@	BMC Software, Inc.	1,615
120		CA, Inc.	2,224
40	@	Compuware Corp.	270
30	@	Electronic Arts, Inc.	481
110		Fidelity National Information Services, Inc.	1,790
40	@	Fiserv, Inc.	1,455
150		IMS Health, Inc.	2,274
1,320		Microsoft Corp.	25,661
660	@	Oracle Corp.	11,702
20	@	Salesforce.com, Inc.	640

			50,372

Telecommunications: 0.4%
924		AT&T, Inc.	26,334
30		CenturyTel, Inc.	820
1,000	@	Cisco Systems, Inc.	16,300
290		Corning, Inc.	2,764
41		Embarq Corp.	1,474
40		Harris Corp.	1,522
90	@	Juniper Networks, Inc.	1,576
140		Motorola, Inc.	620
230		Qualcomm, Inc.	8,241
280		Qwest Communications International, Inc.	1,019
403		Sprint Nextel Corp.	737
470		Verizon Communications, Inc.	15,933
210		Windstream Corp.	1,932

			79,272

Toys/Games/Hobbies: 0.0%
70		Hasbro, Inc.	2,042

			2,042

Transportation: 0.1%
50		Burlington Northern Santa Fe Corp.	3,786
20		CH Robinson Worldwide, Inc.	1,101
40		CSX Corp.	1,299
30		Expeditors International Washington, Inc.	998
40		FedEx Corp.	2,566
30		Norfolk Southern Corp.	1,412
20		Ryder System, Inc.	776
60		Union Pacific Corp.	2,868
110		United Parcel Service, Inc. - Class B	6,068

			20,874

		Total Common Stock (Cost $1,703,803)	1,336,513

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 5	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Apartments: 0.1%
70		Apartment Investment & Management Co.	$809
20		AvalonBay Communities, Inc.	1,212
80		Equity Residential	2,386

			4,407

Diversified: 0.0%
20		Vornado Realty Trust	1,207

			1,207

Health Care: 0.0%
120		HCP, Inc.	3,332

			3,332

Hotels: 0.0%
220		Host Hotels & Resorts, Inc.	1,665

			1,665

Regional Malls: 0.0%
60		Simon Property Group, Inc.	3,188

			3,188

Storage: 0.0%
30		Public Storage, Inc.	2,385

			2,385

Warehouse/Industrial: 0.0%
110		Prologis	1,528

			1,528

		Total Real Estate Investment Trusts (Cost $21,045)	17,712

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 63.3%
Federal Home Loan Mortgage Corporation##: 10.2%
$2,366,000	^, Z	1.580%, due 09/15/11	$2,267,960

			2,267,960

Federal National Mortgage Association##: 22.0%
5,000,000	^, Z	1.110%, due 05/15/11	4,869,605

			4,869,605

Other U.S. Agency Obligations: 31.1%
4,164,000	Z	Financing Corp., 1.630%, due 10/06/11	3,982,268
3,000,000	^, Z	Tennessee Valley Authority, 1.120%, due 07/15/11	2,915,712

			6,897,980

		Total U.S. Government Agency Obligations (Cost $13,567,243)	14,035,545

U.S. TREASURY OBLIGATIONS: 29.6%
U.S. Treasury STRIP COUPON: 29.6%
6,701,000	Z	0.800%, due 08/15/11	6,561,994

		Total U.S. Treasury Obligations (Cost $6,335,312)	6,561,994

		Total Long-Term Investments (Cost $21,627,403)	21,951,764

Shares			Value

SHORT-TERM INVESTMENTS: 1.2%
Affiliated Mutual Fund: 1.2%
259,000	ING Institutional Prime Money Market Fund - Class I		$259,000

	Total Short-Term Investments (Cost $259,000)		259,000

	Total Investments in Securities (Cost $21,886,403)*	100.2%	$22,210,764
	Other Assets and Liabilities - Net	(0.2)	(37,792)

	Net Assets	100.0%	$22,172,972

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $22,342,441.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$247,555
Gross Unrealized Depreciation	(379,232)

Net Unrealized Depreciation	$(131,677)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,613,225	$—
Level 2 — Other Significant Observable Inputs	20,597,539	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$22,210,764	$—

“ Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 3.7%
Advertising: 0.0%
440	@	Interpublic Group of Cos., Inc.	$1,742
152		Omnicom Group	4,092

			5,834

Aerospace/Defense: 0.1%
149		Boeing Co.	6,358
100		General Dynamics Corp.	5,759
70		Goodrich Corp.	2,591
49		L-3 Communications Holdings, Inc.	3,615
75		Lockheed Martin Corp.	6,306
139		Northrop Grumman Corp.	6,261
150		Raytheon Co.	7,656
150		United Technologies Corp.	8,040

			46,586

Agriculture: 0.1%
500		Altria Group, Inc.	7,530
173		Archer-Daniels-Midland Co.	4,988
30		Lorillard, Inc.	1,691
410		Philip Morris International, Inc.	17,839
76		Reynolds American, Inc.	3,064
10		UST, Inc.	694

			35,806

Airlines: 0.0%
200		Southwest Airlines Co.	1,724

			1,724

Apparel: 0.0%
148	@	Coach, Inc.	3,074
78		Nike, Inc.	3,978
30		Polo Ralph Lauren Corp.	1,362
30		VF Corp.	1,643

			10,057

Auto Manufacturers: 0.0%
226	@	Ford Motor Co.	518
170		General Motors Corp.	544

			1,062

Auto Parts & Equipment: 0.0%
181		Johnson Controls, Inc.	3,287

			3,287

Banks: 0.3%
967		Bank of America Corp.	13,615
280		Bank of New York Mellon Corp.	7,932
210		BB&T Corp.	5,767
121		Capital One Financial Corp.	3,859
1,045		Citigroup, Inc.	7,012
100		Fifth Third Bancorp.	826
86		Goldman Sachs Group, Inc.	7,258
200		Huntington Bancshares, Inc.	1,532
752		JPMorgan Chase & Co.	23,711
30		M&T Bank Corp.	1,722
90		Marshall & Ilsley Corp.	1,228
205		Morgan Stanley	3,288
270		National City Corp.	489
70		Northern Trust Corp.	3,650
100		PNC Financial Services Group, Inc.	4,900
280		Regions Financial Corp.	2,229
138		State Street Corp.	5,428
90		SunTrust Bank	2,659

Shares			Value

Banks: (continued)
470		US Bancorp.	$11,755
395		Wachovia Corp.	2,188
794		Wells Fargo & Co.	23,407

			134,455

Beverages: 0.1%
20		Brown-Forman Corp.	1,030
403		Coca-Cola Co.	18,244
70		Coca-Cola Enterprises, Inc.	842
70	@	Constellation Brands, Inc.	1,104
40	@	Dr Pepper Snapple Group, Inc.	650
30		Molson Coors Brewing Co.	1,468
137		Pepsi Bottling Group, Inc.	3,084
217		PepsiCo, Inc.	11,885

			38,307

Biotechnology: 0.1%
238	@	Amgen, Inc.	13,745
70	@	Biogen Idec, Inc.	3,334
80	@	Celgene Corp.	4,422
32	@	Genzyme Corp.	2,124
192	@	Gilead Sciences, Inc.	9,819
82	@	Life Technologies Corp.	1,911

			35,355

Chemicals: 0.1%
40		Air Products & Chemicals, Inc.	2,011
10		CF Industries Holdings, Inc.	492
202		Dow Chemical Co.	3,048
170		EI Du Pont de Nemours & Co.	4,301
50		International Flavors & Fragrances, Inc.	1,486
108		Monsanto Co.	7,598
83		PPG Industries, Inc.	3,522
30		Praxair, Inc.	1,781
30		Rohm & Haas Co.	1,854
40		Sherwin-Williams Co.	2,390
30		Sigma-Aldrich Corp.	1,267

			29,750

Coal: 0.0%
60		Peabody Energy Corp.	1,365

			1,365

Commercial Services: 0.0%
30	@	Apollo Group, Inc. - Class A	2,299
80		Automatic Data Processing, Inc.	3,147
130		H&R Block, Inc.	2,954
10		Mastercard, Inc.	1,429
30		McKesson Corp.	1,162
36		Moody’s Corp.	723
30		Paychex, Inc.	788
70		Robert Half International, Inc.	1,457
150		RR Donnelley & Sons Co.	2,037
197		Western Union Co.	2,825

			18,821

Computers: 0.2%
40	@	Affiliated Computer Services, Inc.	1,838
190	@	Apple, Inc.	16,217
26	@	Computer Sciences Corp.	914
413	@	Dell, Inc.	4,229
473	@	EMC Corp.	4,952
573		Hewlett-Packard Co.	20,794
300		International Business Machines Corp.	25,248

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
67	@	Lexmark International, Inc.	$1,802
70	@	NetApp, Inc.	978
100	@	Teradata Corp.	1,483

			78,455

Cosmetics/Personal Care: 0.1%
30		Avon Products, Inc.	721
38		Colgate-Palmolive Co.	2,605
30		Estee Lauder Cos., Inc.	929
628		Procter & Gamble Co.	38,823

			43,078

Distribution/Wholesale: 0.0%
90		Genuine Parts Co.	3,407

			3,407

Diversified Financial Services: 0.1%
198		American Express Co.	3,673
105		Ameriprise Financial, Inc.	2,453
240		Charles Schwab Corp.	3,881
20		CME Group, Inc.	4,162
152		Discover Financial Services	1,449
20		Federated Investors, Inc.	339
10	@	IntercontinentalExchange, Inc.	824
60		Invesco Ltd.	866
272		Merrill Lynch & Co., Inc.	3,166
30	@	Nasdaq Stock Market, Inc.	741
50		NYSE Euronext	1,369
98	@	SLM Corp.	872
30		T. Rowe Price Group, Inc.	1,063

			24,858

Electric: 0.1%
330	@	AES Corp.	2,719
30		Allegheny Energy, Inc.	1,016
100		American Electric Power Co., Inc.	3,328
90		CMS Energy Corp.	910
30		Constellation Energy Group, Inc.	753
160		Dominion Resources, Inc.	5,734
170		DTE Energy Co.	6,064
160		Duke Energy Corp.	2,402
140		Edison International	4,497
50		Entergy Corp.	4,157
120		Exelon Corp.	6,673
80		FirstEnergy Corp.	3,886
90		FPL Group, Inc.	4,530
90		Pacific Gas & Electric Co.	3,484
136		Public Service Enterprise Group, Inc.	3,967
50		Southern Co.	1,850

			55,970

Electrical Components & Equipment: 0.0%
152		Emerson Electric Co.	5,565

			5,565

Electronics: 0.0%
126	@	Agilent Technologies, Inc.	1,969
30		Amphenol Corp.	719
100		Jabil Circuit, Inc.	675
117	@	Thermo Electron Corp.	3,986
120	@@	Tyco Electronics Ltd.	1,945
52	@	Waters Corp.	1,906

			11,200

Shares			Value

Engineering & Construction: 0.0%
70		Fluor Corp.	$3,141

			3,141

Environmental Control: 0.0%
31		Republic Services, Inc.	768

			768

Food: 0.1%
160		ConAgra Foods, Inc.	2,640
30		General Mills, Inc.	1,823
58		HJ Heinz Co.	2,181
30		JM Smucker Co.	1,301
50		Kellogg Co.	2,193
249		Kraft Foods, Inc.	6,686
112		Kroger Co.	2,958
30		McCormick & Co., Inc.	956
130		Safeway, Inc.	3,090
300		Sara Lee Corp.	2,937
60		Supervalu, Inc.	876
150		Sysco Corp.	3,441

			31,082

Forest Products & Paper: 0.0%
130		International Paper Co.	1,534

			1,534

Gas: 0.0%
240		CenterPoint Energy, Inc.	3,029
90		Sempra Energy	3,837

			6,866

Hand/Machine Tools: 0.0%
56		Black & Decker Corp.	2,341
29		Snap-On, Inc.	1,142
78		Stanley Works	2,660

			6,143

Healthcare - Products: 0.1%
113		Baxter International, Inc.	6,056
50		Becton Dickinson & Co.	3,420
350	@	Boston Scientific Corp.	2,709
70	@@	Covidien Ltd.	2,537
30		CR Bard, Inc.	2,528
10	@	Intuitive Surgical, Inc.	1,270
529		Johnson & Johnson	31,650
240		Medtronic, Inc.	7,541
80	@	St. Jude Medical, Inc.	2,637
30		Stryker Corp.	1,199
30	@	Varian Medical Systems, Inc.	1,051
40	@	Zimmer Holdings, Inc.	1,617

			64,215

Healthcare - Services: 0.1%
144		Aetna, Inc.	4,104
129		Cigna Corp.	2,174
40	@	DaVita, Inc.	1,983
36	@	Humana, Inc.	1,342
54	@	Laboratory Corp. of America Holdings	3,478
50		Quest Diagnostics	2,596
230		UnitedHealth Group, Inc.	6,118
128	@	WellPoint, Inc.	5,393

			27,188

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: 0.0%
60		KB Home	$817
50		Lennar Corp.	434
80		Pulte Homes, Inc.	874

			2,125

Household Products/Wares: 0.0%
80		Avery Dennison Corp.	2,618
30		Clorox Co.	1,667
50		Fortune Brands, Inc.	2,064
114		Kimberly-Clark Corp.	6,012

			12,361

Insurance: 0.1%
146		Aflac, Inc.	6,693
24		Allstate Corp.	786
213		American International Group, Inc.	334
80		AON Corp.	3,654
40		Assurant, Inc.	1,200
124		Chubb Corp.	6,324
60		Lincoln National Corp.	1,130
103		Loews Corp.	2,910
100		Marsh & McLennan Cos., Inc.	2,427
192		Metlife, Inc.	6,693
32		Progressive Corp.	474
63		Prudential Financial, Inc.	1,906
89		Torchmark Corp.	3,978
147		Travelers Cos., Inc.	6,644
170		UnumProvident Corp.	3,162

			48,315

Internet: 0.1%
30	@	Akamai Technologies, Inc.	453
70	@	Amazon.com, Inc.	3,590
304	@	eBay, Inc.	4,244
50	@	Google, Inc. - Class A	15,383
191	@	Symantec Corp.	2,582
270	@	Yahoo!, Inc.	3,294

			29,546

Iron/Steel: 0.0%
74		Nucor Corp.	3,419
53		United States Steel Corp.	1,972

			5,391

Leisure Time: 0.0%
80		Carnival Corp.	1,946

			1,946

Machinery - Construction & Mining: 0.0%
140		Caterpillar, Inc.	6,254

			6,254

Machinery - Diversified: 0.0%
56		Cummins, Inc.	1,497
90		Deere & Co.	3,449
40		Flowserve Corp.	2,060
40		Manitowoc Co., Inc.	346
40		Rockwell Automation, Inc.	1,290

			8,642

Media: 0.1%
660		Comcast Corp. - Class A	11,141
170	@	DIRECTV Group, Inc.	3,895
30		McGraw-Hill Cos., Inc.	696

Shares			Value

Media: (continued)
430		News Corp. - Class A	$3,909
870		Time Warner, Inc.	8,752
100	@	Viacom - Class B	1,906
374		Walt Disney Co.	8,486

			38,785

Metal Fabricate/Hardware: 0.0%
50		Precision Castparts Corp.	2,974

			2,974

Mining: 0.0%
106		Freeport-McMoRan Copper & Gold, Inc.	2,591
40		Newmont Mining Corp.	1,628

			4,219

Miscellaneous Manufacturing: 0.2%
140		3M Co.	8,056
70		Cooper Industries Ltd.	2,046
20		Danaher Corp.	1,132
130		Dover Corp.	4,280
110		Eastman Kodak Co.	724
58		Eaton Corp.	2,883
2,093		General Electric Co.	33,907
206		Honeywell International, Inc.	6,763
80	@@	Ingersoll-Rand Co.	1,388
50		ITT Corp.	2,300
70		Leggett & Platt, Inc.	1,063
69		Parker Hannifin Corp.	2,935
110		Textron, Inc.	1,526
50	@@	Tyco International Ltd.	1,080

			70,083

Office/Business Equipment: 0.0%
210		Pitney Bowes, Inc.	5,351
200		Xerox Corp.	1,594

			6,945

Oil & Gas: 0.5%
112		Anadarko Petroleum Corp.	4,318
80		Apache Corp.	5,962
451		Chevron Corp.	33,360
372		ConocoPhillips	19,270
60		Devon Energy Corp.	3,943
50		ENSCO International, Inc.	1,420
40		EOG Resources, Inc.	2,663
1,125		ExxonMobil Corp.	89,809
70		Hess Corp.	3,755
134		Marathon Oil Corp.	3,666
70		Murphy Oil Corp.	3,105
90	@, @@	Nabors Industries Ltd.	1,077
80		Noble Corp.	1,767
30		Noble Energy, Inc.	1,477
194		Occidental Petroleum Corp.	11,638
40		Questar Corp.	1,308
70	@	Southwestern Energy Co.	2,028
40		Sunoco, Inc.	1,738
100		Tesoro Corp.	1,317
186		Valero Energy Corp.	4,025
75		XTO Energy, Inc.	2,645

			200,291

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: 0.1%
80		Baker Hughes, Inc.	$2,566
50		BJ Services Co.	584
130	@	Cameron International Corp.	2,665
104		Halliburton Co.	1,891
130	@	National Oilwell Varco, Inc.	3,177
240		Schlumberger Ltd.	10,159
100		Smith International, Inc.	2,289

			23,331

Packaging & Containers: 0.0%
36		Ball Corp.	1,497
10		Bemis Co.	237

			1,734

Pharmaceuticals: 0.3%
320		Abbott Laboratories	17,078
30		Allergan, Inc.	1,210
40		AmerisourceBergen Corp.	1,426
390		Bristol-Myers Squibb Co.	9,068
23		Cardinal Health, Inc.	793
10	@	Cephalon, Inc.	770
270		Eli Lilly & Co.	10,873
70	@	Express Scripts, Inc.	3,849
130	@	Forest Laboratories, Inc.	3,311
117	@	King Pharmaceuticals, Inc.	1,243
100	@	Medco Health Solutions, Inc.	4,191
431		Merck & Co., Inc.	13,102
60	@	Mylan Laboratories	593
1,455		Pfizer, Inc.	25,768
370		Schering-Plough Corp.	6,301
70	@	Watson Pharmaceuticals, Inc.	1,860
284		Wyeth	10,653

			112,089

Pipelines: 0.0%
170		El Paso Corp.	1,331
140		Spectra Energy Corp.	2,204
28		Williams Cos., Inc.	405

			3,940

Retail: 0.2%
20	@	Autozone, Inc.	2,789
55		Best Buy Co., Inc.	1,546
70	@	Big Lots, Inc.	1,014
64		Costco Wholesale Corp.	3,360
295		CVS Caremark Corp.	8,478
80		Family Dollar Stores, Inc.	2,086
50	@	GameStop Corp.	1,083
213		Gap, Inc.	2,852
331		Home Depot, Inc.	7,620
10	@	Kohl’s Corp.	362
170		Limited Brands, Inc.	1,707
316		Lowe’s Cos., Inc.	6,800
70		Macy’s, Inc.	725
265		McDonald’s Corp.	16,480
70		RadioShack Corp.	836
172		Staples, Inc.	3,082
150	@	Starbucks Corp.	1,419
124		Target Corp.	4,282
78		TJX Cos., Inc.	1,604
190		Walgreen Co.	4,687
510		Wal-Mart Stores, Inc.	28,591
62		Yum! Brands, Inc.	1,953

			103,356

Shares			Value

Savings & Loans: 0.0%
400		Hudson City Bancorp., Inc.	$6,384

			6,384

Semiconductors: 0.1%
60		Altera Corp.	1,003
30		Analog Devices, Inc.	571
295		Applied Materials, Inc.	2,988
90	@	Broadcom Corp.	1,527
1,194		Intel Corp.	17,504
20		KLA-Tencor Corp.	436
220	@	LSI Logic Corp.	724
40	@	MEMC Electronic Materials, Inc.	571
151		National Semiconductor Corp.	1,521
100	@	QLogic Corp.	1,344
300		Texas Instruments, Inc.	4,656
70		Xilinx, Inc.	1,247

			34,092

Software: 0.1%
76	@	Adobe Systems, Inc.	1,618
62	@	Autodesk, Inc.	1,218
45	@	BMC Software, Inc.	1,211
151		CA, Inc.	2,798
50	@	Compuware Corp.	338
30	@	Electronic Arts, Inc.	481
90		Fidelity National Information Services, Inc.	1,464
50	@	Fiserv, Inc.	1,819
190		IMS Health, Inc.	2,880
1,614		Microsoft Corp.	31,376
815	@	Oracle Corp.	14,450
20	@	Salesforce.com, Inc.	640

			60,293

Telecommunications: 0.2%
1,125		AT&T, Inc.	32,063
28		CenturyTel, Inc.	765
1,225	@	Cisco Systems, Inc.	19,968
350		Corning, Inc.	3,336
55		Embarq Corp.	1,978
50		Harris Corp.	1,903
110	@	Juniper Networks, Inc.	1,926
170		Motorola, Inc.	753
284		Qualcomm, Inc.	10,176
350		Qwest Communications International, Inc.	1,274
492		Sprint Nextel Corp.	900
573		Verizon Communications, Inc.	19,425
260		Windstream Corp.	2,392

			96,859

Toys/Games/Hobbies: 0.0%
90		Hasbro, Inc.	2,625

			2,625

Transportation: 0.1%
60		Burlington Northern Santa Fe Corp.	4,543
30		CH Robinson Worldwide, Inc.	1,651
44		CSX Corp.	1,429
30		Expeditors International Washington, Inc.	998
46		FedEx Corp.	2,951
54		Norfolk Southern Corp.	2,541

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
30		Ryder System, Inc.	$1,163
70		Union Pacific Corp.	3,346
140		United Parcel Service, Inc. - Class B	7,722

			26,344

		Total Common Stock (Cost $2,096,636)	1,634,803

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
90		Apartment Investment & Management Co.	1,040
20		AvalonBay Communities, Inc.	1,212
100		Equity Residential	2,982

			5,234

Diversified: 0.0%
20		Vornado Realty Trust	1,207

			1,207

Health Care: 0.0%
150		HCP, Inc.	4,166

			4,166

Hotels: 0.0%
270		Host Hotels & Resorts, Inc.	2,044

			2,044

Regional Malls: 0.0%
60		Simon Property Group, Inc.	3,188

			3,188

Storage: 0.0%
40		Public Storage, Inc.	3,180

			3,180

Warehouse/Industrial: 0.0%
130		Prologis	1,806

			1,806

		Total Real Estate Investment Trusts (Cost $24,919)	20,825

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 63.8%
Federal Home Loan Mortgage Corporation##: 32.1%
$15,000,000	^^, Z	1.580%, due 09/15/11	$14,377,560

			14,377,560

Federal National Mortgage Association##: 11.4%
2,500,000	^, Z	1.620%, due 11/15/11	2,387,308
2,840,000	^, Z	1.840%, due 02/12/12	2,684,291

			5,071,599

Other U.S. Agency Obligations: 20.3%
1,666,000	Z	Financing Corp., 1.760%, due 11/30/11	1,583,611

Principal Amount			Value

Other U.S. Agency Obligations: (continued)
$2,638,000	Z	Financing Corp., 1.770%, due 12/06/11	$2,505,807
5,169,000	Z	Resolution Funding Corp., Interest STRIP, 1.260%, due 10/15/11	4,992,877

			9,082,295

		Total U.S. Government Agency Obligations (Cost $27,490,691)	28,531,454

U.S. TREASURY OBLIGATIONS: 32.5%
U.S. Treasury STRIP COUPON: 32.5%
15,125,000	Z	1.220%, due 02/15/12	14,558,657

		Total U.S. Treasury Obligations (Cost $13,952,267)	14,558,657

		Total Long-Term Investments (Cost $43,564,513)	44,745,739

Shares			Value
SHORT-TERM INVESTMENTS: 0.2%
Affiliated Mutual Fund: 0.2%
84,000	ING Institutional Prime Money Market Fund - Class I		$84,000

	Total Short-Term Investments (Cost $84,000)		84,000

	Total Investments in Securities (Cost $43,648,513)*	100.2%	$44,829,739
	Other Assets and Liabilities - Net	(0.2)	(75,263)

	Net Assets	100.0%	$44,754,476

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 6	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

*	Cost for federal income tax purposes is $44,280,344.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,026,431
Gross Unrealized Depreciation	(477,036)

Net Unrealized Appreciation	$549,395

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,739,628	$—
Level 2 — Other Significant Observable Inputs	43,090,111	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$44,829,739	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 2.9%
Advertising: 0.0%
230	@	Interpublic Group of Cos., Inc.	$911
80		Omnicom Group	2,154

			3,065

Aerospace/Defense: 0.1%
70		Boeing Co.	2,987
50		General Dynamics Corp.	2,880
30		Goodrich Corp.	1,111
30		L-3 Communications Holdings, Inc.	2,213
40		Lockheed Martin Corp.	3,363
66		Northrop Grumman Corp.	2,973
70		Raytheon Co.	3,573
80		United Technologies Corp.	4,288

			23,388

Agriculture: 0.1%
260		Altria Group, Inc.	3,916
90		Archer-Daniels-Midland Co.	2,595
20		Lorillard, Inc.	1,127
210		Philip Morris International, Inc.	9,137
40		Reynolds American, Inc.	1,612
10		UST, Inc.	694

			19,081

Airlines: 0.0%
100		Southwest Airlines Co.	862

			862

Apparel: 0.0%
60	@	Coach, Inc.	1,246
40		Nike, Inc.	2,040
10		Polo Ralph Lauren Corp.	454
10		VF Corp.	548

			4,288

Auto Manufacturers: 0.0%
113	@	Ford Motor Co.	259
90		General Motors Corp.	288

			547

Auto Parts & Equipment: 0.0%
90		Johnson Controls, Inc.	1,634

			1,634

Banks: 0.2%
497		Bank of America Corp.	6,998
140		Bank of New York Mellon Corp.	3,966
110		BB&T Corp.	3,021
64		Capital One Financial Corp.	2,041
530		Citigroup, Inc.	3,556
50		Fifth Third Bancorp.	413
40		Goldman Sachs Group, Inc.	3,376
100		Huntington Bancshares, Inc.	766
384		JPMorgan Chase & Co.	12,108
10		M&T Bank Corp.	574
50		Marshall & Ilsley Corp.	682
110		Morgan Stanley	1,764
140		National City Corp.	253
40		Northern Trust Corp.	2,086
50		PNC Financial Services Group, Inc.	2,450
142		Regions Financial Corp.	1,130
60		State Street Corp.	2,360
50		SunTrust Bank	1,477

Shares			Value

Banks: (continued)
240		US Bancorp.	$6,002
206		Wachovia Corp.	1,141
410		Wells Fargo & Co.	12,087

			68,251

Beverages: 0.1%
12		Brown-Forman Corp.	618
210		Coca-Cola Co.	9,507
40		Coca-Cola Enterprises, Inc.	481
40	@	Constellation Brands, Inc.	631
20	@	Dr Pepper Snapple Group, Inc.	325
20		Molson Coors Brewing Co.	978
70		Pepsi Bottling Group, Inc.	1,576
110		PepsiCo, Inc.	6,025

			20,141

Biotechnology: 0.1%
120	@	Amgen, Inc.	6,930
40	@	Biogen Idec, Inc.	1,905
50	@	Celgene Corp.	2,764
20	@	Genzyme Corp.	1,327
100	@	Gilead Sciences, Inc.	5,114
38	@	Life Technologies Corp.	886

			18,926

Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	1,005
10		CF Industries Holdings, Inc.	492
100		Dow Chemical Co.	1,509
90		EI Du Pont de Nemours & Co.	2,277
30		International Flavors & Fragrances, Inc.	892
60		Monsanto Co.	4,221
40		PPG Industries, Inc.	1,697
20		Praxair, Inc.	1,187
10		Rohm & Haas Co.	618
20		Sherwin-Williams Co.	1,195
20		Sigma-Aldrich Corp.	845

			15,938

Coal: 0.0%
30		Peabody Energy Corp.	683

			683

Commercial Services: 0.0%
10	@	Apollo Group, Inc. - Class A	766
40		Automatic Data Processing, Inc.	1,574
70		H&R Block, Inc.	1,590
10		Mastercard, Inc.	1,429
20		Moody’s Corp.	402
20		Paychex, Inc.	526
40		Robert Half International, Inc.	833
80		RR Donnelley & Sons Co.	1,086
100		Western Union Co.	1,434

			9,640

Computers: 0.1%
20	@	Affiliated Computer Services, Inc.	919
100	@	Apple, Inc.	8,535
30	@	Computer Sciences Corp.	1,054
210	@	Dell, Inc.	2,150
240	@	EMC Corp.	2,513
290		Hewlett-Packard Co.	10,524
160		International Business Machines Corp.	13,466
30	@	Lexmark International, Inc.	807

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
40	@	NetApp, Inc.	$559
50	@	Teradata Corp.	742

			41,269

Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	481
20		Colgate-Palmolive Co.	1,371
10		Estee Lauder Cos., Inc.	310
323		Procter & Gamble Co.	19,968

			22,130

Distribution/Wholesale: 0.0%
40		Genuine Parts Co.	1,514

			1,514

Diversified Financial Services: 0.0%
100		American Express Co.	1,855
54		Ameriprise Financial, Inc.	1,261
120		Charles Schwab Corp.	1,940
10		CME Group, Inc.	2,081
80		Discover Financial Services	762
10		Federated Investors, Inc.	170
10	@	IntercontinentalExchange, Inc.	824
30		Invesco Ltd.	433
140		Merrill Lynch & Co., Inc.	1,630
20	@	Nasdaq Stock Market, Inc.	494
30		NYSE Euronext	821
50	@	SLM Corp.	445
20		T. Rowe Price Group, Inc.	709

			13,425

Electric: 0.1%
170	@	AES Corp.	1,401
50		American Electric Power Co., Inc.	1,664
50		CMS Energy Corp.	506
20		Constellation Energy Group, Inc.	502
80		Dominion Resources, Inc.	2,867
80		DTE Energy Co.	2,854
80		Duke Energy Corp.	1,201
70		Edison International	2,248
30		Entergy Corp.	2,494
60		Exelon Corp.	3,337
40		FirstEnergy Corp.	1,943
40		FPL Group, Inc.	2,013
50		Pacific Gas & Electric Co.	1,936
70		Public Service Enterprise Group, Inc.	2,042
30		Southern Co.	1,110

			28,118

Electrical Components & Equipment: 0.0%
80		Emerson Electric Co.	2,929

			2,929

Electronics: 0.0%
70	@	Agilent Technologies, Inc.	1,094
20		Amphenol Corp.	480
50		Jabil Circuit, Inc.	338
60	@	Thermo Electron Corp.	2,044
55	@@	Tyco Electronics Ltd.	892
20	@	Waters Corp.	733

			5,581

Shares			Value

Engineering & Construction: 0.0%
30		Fluor Corp.	$1,346

			1,346

Environmental Control: 0.0%
18		Republic Services, Inc.	446

			446

Food: 0.1%
80		ConAgra Foods, Inc.	1,320
20		General Mills, Inc.	1,215
30		HJ Heinz Co.	1,128
20		JM Smucker Co.	867
30		Kellogg Co.	1,316
130		Kraft Foods, Inc.	3,491
50		Kroger Co.	1,321
10		McCormick & Co., Inc.	319
70		Safeway, Inc.	1,664
150		Sara Lee Corp.	1,469
30		Supervalu, Inc.	438
80		Sysco Corp.	1,835

			16,383

Forest Products & Paper: 0.0%
70		International Paper Co.	826

			826

Gas: 0.0%
120		CenterPoint Energy, Inc.	1,514
50		Sempra Energy	2,132

			3,646

Hand/Machine Tools: 0.0%
30		Black & Decker Corp.	1,254
20		Snap-On, Inc.	788
40		Stanley Works	1,364

			3,406

Healthcare - Products: 0.1%
60		Baxter International, Inc.	3,215
30		Becton Dickinson & Co.	2,052
180	@	Boston Scientific Corp.	1,393
35	@@	Covidien Ltd.	1,268
10		CR Bard, Inc.	843
270		Johnson & Johnson	16,154
130		Medtronic, Inc.	4,085
40	@	St. Jude Medical, Inc.	1,318
20		Stryker Corp.	799
20	@	Varian Medical Systems, Inc.	701
30	@	Zimmer Holdings, Inc.	1,213

			33,041

Healthcare - Services: 0.1%
70		Aetna, Inc.	1,995
70		Cigna Corp.	1,180
20	@	DaVita, Inc.	991
20	@	Humana, Inc.	746
30	@	Laboratory Corp. of America Holdings	1,932
20		Quest Diagnostics	1,038
120		UnitedHealth Group, Inc.	3,192
70	@	WellPoint, Inc.	2,949

			14,023

Home Builders: 0.0%
30		KB Home	409

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: (continued)
30		Lennar Corp.	$260
40		Pulte Homes, Inc.	437

			1,106

Household Products/Wares: 0.0%
30		Avery Dennison Corp.	982
10		Clorox Co.	556
30		Fortune Brands, Inc.	1,238
60		Kimberly-Clark Corp.	3,164

			5,940

Insurance: 0.1%
80		Aflac, Inc.	3,667
10		Allstate Corp.	328
110		American International Group, Inc.	173
40		AON Corp.	1,827
20		Assurant, Inc.	600
60		Chubb Corp.	3,060
30		Lincoln National Corp.	565
52		Loews Corp.	1,469
50		Marsh & McLennan Cos., Inc.	1,214
100		Metlife, Inc.	3,486
20		Progressive Corp.	296
30		Prudential Financial, Inc.	908
50		Torchmark Corp.	2,235
70		Travelers Cos., Inc.	3,164
90		UnumProvident Corp.	1,674

			24,666

Internet: 0.0%
20	@	Akamai Technologies, Inc.	302
30	@	Amazon.com, Inc.	1,538
160	@	eBay, Inc.	2,234
20	@	Google, Inc. - Class A	6,153
95	@	Symantec Corp.	1,284
140	@	Yahoo!, Inc.	1,708

			13,219

Iron/Steel: 0.0%
40		Nucor Corp.	1,848
20		United States Steel Corp.	744

			2,592

Leisure Time: 0.0%
40		Carnival Corp.	973

			973

Machinery - Construction & Mining: 0.0%
70		Caterpillar, Inc.	3,127

			3,127

Machinery - Diversified: 0.0%
30		Cummins, Inc.	802
50		Deere & Co.	1,916
20		Flowserve Corp.	1,030
20		Manitowoc Co., Inc.	173
20		Rockwell Automation, Inc.	645

			4,566

Media: 0.1%
340		Comcast Corp. - Class A	5,739
90	@	DIRECTV Group, Inc.	2,062
20		McGraw-Hill Cos., Inc.	464
220		News Corp. - Class A	2,000

Shares			Value

Media: (continued)
440		Time Warner, Inc.	$4,426
50	@	Viacom - Class B	953
190		Walt Disney Co.	4,311

			19,955

Metal Fabricate/Hardware: 0.0%
30		Precision Castparts Corp.	1,784

			1,784

Mining: 0.0%
48		Freeport-McMoRan Copper & Gold, Inc.	1,173
20		Newmont Mining Corp.	814

			1,987

Miscellaneous Manufacturing: 0.1%
70		3M Co.	4,028
40		Cooper Industries Ltd.	1,169
10		Danaher Corp.	566
70		Dover Corp.	2,304
60		Eastman Kodak Co.	395
20		Eaton Corp.	994
1,090		General Electric Co.	17,658
110		Honeywell International, Inc.	3,611
40	@@	Ingersoll-Rand Co.	694
30		ITT Corp.	1,380
40		Leggett & Platt, Inc.	608
40		Parker Hannifin Corp.	1,702
60		Textron, Inc.	832
25	@@	Tyco International Ltd.	540

			36,481

Office/Business Equipment: 0.0%
110		Pitney Bowes, Inc.	2,803
100		Xerox Corp.	797

			3,600

Oil & Gas: 0.4%
60		Anadarko Petroleum Corp.	2,313
40		Apache Corp.	2,981
235		Chevron Corp.	17,383
182		ConocoPhillips	9,428
40		Devon Energy Corp.	2,628
30		ENSCO International, Inc.	852
20		EOG Resources, Inc.	1,332
580		ExxonMobil Corp.	46,301
30		Hess Corp.	1,609
70		Marathon Oil Corp.	1,915
30		Murphy Oil Corp.	1,331
50	@, @@	Nabors Industries Ltd.	599
40		Noble Corp.	884
10		Noble Energy, Inc.	492
90		Occidental Petroleum Corp.	5,399
20		Questar Corp.	654
40	@	Southwestern Energy Co.	1,159
20		Sunoco, Inc.	869
50		Tesoro Corp.	659
90		Valero Energy Corp.	1,948
37		XTO Energy, Inc.	1,305

			102,041

Oil & Gas Services: 0.0%
40		Baker Hughes, Inc.	1,283
30		BJ Services Co.	350

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: (continued)
70	@	Cameron International Corp.	$1,435
50		Halliburton Co.	909
60	@	National Oilwell Varco, Inc.	1,466
130		Schlumberger Ltd.	5,503
50		Smith International, Inc.	1,145

			12,091

Packaging & Containers: 0.0%
20		Ball Corp.	832
10		Bemis Co.	237

			1,069

Pharmaceuticals: 0.2%
160		Abbott Laboratories	8,539
20		Allergan, Inc.	806
20		AmerisourceBergen Corp.	713
200		Bristol-Myers Squibb Co.	4,650
10		Cardinal Health, Inc.	345
10	@	Cephalon, Inc.	770
140		Eli Lilly & Co.	5,638
30	@	Express Scripts, Inc.	1,649
70	@	Forest Laboratories, Inc.	1,783
58	@	King Pharmaceuticals, Inc.	616
50	@	Medco Health Solutions, Inc.	2,096
220		Merck & Co., Inc.	6,688
30	@	Mylan Laboratories	297
750		Pfizer, Inc.	13,283
190		Schering-Plough Corp.	3,236
40	@	Watson Pharmaceuticals, Inc.	1,063
140		Wyeth	5,251

			57,423

Pipelines: 0.0%
90		El Paso Corp.	705
70		Spectra Energy Corp.	1,102
20		Williams Cos., Inc.	290

			2,097

Retail: 0.2%
10	@	Autozone, Inc.	1,395
25		Best Buy Co., Inc.	703
40	@	Big Lots, Inc.	580
40		Costco Wholesale Corp.	2,100
167		CVS Caremark Corp.	4,800
40		Family Dollar Stores, Inc.	1,043
30	@	GameStop Corp.	650
110		Gap, Inc.	1,473
170		Home Depot, Inc.	3,913
10	@	Kohl’s Corp.	362
90		Limited Brands, Inc.	904
160		Lowe’s Cos., Inc.	3,443
40		Macy’s, Inc.	414
130		McDonald’s Corp.	8,085
40		RadioShack Corp.	478
85		Staples, Inc.	1,523
80	@	Starbucks Corp.	757
60		Target Corp.	2,072
40		TJX Cos., Inc.	823
100		Walgreen Co.	2,467
260		Wal-Mart Stores, Inc.	14,576
30		Yum! Brands, Inc.	945

			53,506

Shares			Value

Savings & Loans: 0.0%
210		Hudson City Bancorp., Inc.	$3,352

			3,352

Semiconductors: 0.1%
30		Altera Corp.	501
20		Analog Devices, Inc.	380
150		Applied Materials, Inc.	1,520
50	@	Broadcom Corp.	849
610		Intel Corp.	8,943
30		KLA-Tencor Corp.	654
110	@	LSI Logic Corp.	362
20	@	MEMC Electronic Materials, Inc.	286
80		National Semiconductor Corp.	806
50	@	QLogic Corp.	672
150		Texas Instruments, Inc.	2,328
30		Xilinx, Inc.	535

			17,836

Software: 0.1%
40	@	Adobe Systems, Inc.	852
30	@	Autodesk, Inc.	590
20	@	BMC Software, Inc.	538
80		CA, Inc.	1,482
20	@	Compuware Corp.	135
20	@	Electronic Arts, Inc.	321
70		Fidelity National Information Services, Inc.	1,139
30	@	Fiserv, Inc.	1,091
100		IMS Health, Inc.	1,516
840		Microsoft Corp.	16,330
420	@	Oracle Corp.	7,447
10	@	Salesforce.com, Inc.	320

			31,761

Telecommunications: 0.2%
573		AT&T, Inc.	16,331
20		CenturyTel, Inc.	547
650	@	Cisco Systems, Inc.	10,595
180		Corning, Inc.	1,715
31		Embarq Corp.	1,115
30		Harris Corp.	1,142
40	@	Juniper Networks, Inc.	700
90		Motorola, Inc.	399
140		Qualcomm, Inc.	5,016
180		Qwest Communications International, Inc.	655
253		Sprint Nextel Corp.	463
290		Verizon Communications, Inc.	9,831
130		Windstream Corp.	1,196

			49,705

Toys/Games/Hobbies: 0.0%
50		Hasbro, Inc.	1,459

			1,459

Transportation: 0.1%
30		Burlington Northern Santa Fe Corp.	2,271
10		CH Robinson Worldwide, Inc.	550
30		CSX Corp.	974
20		Expeditors International Washington, Inc.	665
20		FedEx Corp.	1,283
30		Norfolk Southern Corp.	1,412

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
20		Ryder System, Inc.	$776
40		Union Pacific Corp.	1,912
70		United Parcel Service, Inc. - Class B	3,861

			13,704

		Total Common Stock (Cost $1,071,603)	840,567

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
50		Apartment Investment & Management Co.	578
10		AvalonBay Communities, Inc.	606
50		Equity Residential	1,491

			2,675

Diversified: 0.0%
10		Vornado Realty Trust	604

			604

Health Care: 0.0%
80		HCP, Inc.	2,222

			2,222

Hotels: 0.0%
140		Host Hotels & Resorts, Inc.	1,060

			1,060

Regional Malls: 0.0%
40		Simon Property Group, Inc.	2,125

			2,125

Storage: 0.0%
20		Public Storage, Inc.	1,590

			1,590

Warehouse/Industrial: 0.0%
70		Prologis	972

			972

		Total Real Estate Investment Trusts (Cost $13,709)	11,248

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.0%
Federal Home Loan Mortgage Corporation##: 9.6%
$3,000,000	^, Z	2.110%, due 07/15/12	$2,789,028

			2,789,028

Federal National Mortgage Association##: 32.5%
10,000,000	Z	1.570%, due 03/15/12	9,513,410

			9,513,410

Other U.S. Agency Obligations: 9.9%
3,000,000	Z	Resolution Funding Corp., Interest STRIP, 1.260%, due 10/15/11	2,897,781

			2,897,781

		Total U.S. Government Agency Obligations (Cost $14,685,069)	15,200,219

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 33.9%
U.S. Treasury STRIP COUPON: 33.9%
$10,320,000	Z	1.220%, due 02/15/12	$9,933,568

		Total U.S. Treasury Obligations (Cost $9,517,155)	9,933,568

OTHER BONDS: 10.8%
Foreign Government Bonds: 10.8%
3,300,000	Z	Israel Government International Bond, 1.410%, due 05/15/12	3,148,071

		Total Other Bonds (Cost $2,839,207)	3,148,071

		Total Long-Term Investments (Cost $28,126,743)	29,133,673

Shares			Value
SHORT-TERM INVESTMENTS: 0.6%
Affiliated Mutual Fund: 0.6%
175,000	ING Institutional Prime Money Market Fund - Class I		$175,000

	Total Short-Term Investments (Cost $175,000)		175,000

	Total Investments in Securities (Cost $28,301,743)*	100.2%	$29,308,673
	Other Assets and Liabilities - Net	(0.2)	(55,303)

	Net Assets	100.0%	$29,253,370

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $28,619,494.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$949,709
Gross Unrealized Depreciation	(260,530)

Net Unrealized Appreciation	$689,179

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 7	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,026,815	$—
Level 2 — Other Significant Observable Inputs	28,281,858	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$29,308,673	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 4.6%
Advertising: 0.0%
240	@	Interpublic Group of Cos., Inc.	$950
80		Omnicom Group	2,154

			3,104

Aerospace/Defense: 0.1%
80		Boeing Co.	3,414
60		General Dynamics Corp.	3,455
40		Goodrich Corp.	1,481
30		L-3 Communications Holdings, Inc.	2,213
40		Lockheed Martin Corp.	3,363
70		Northrop Grumman Corp.	3,153
80		Raytheon Co.	4,083
90		United Technologies Corp.	4,824

			25,986

Agriculture: 0.1%
270		Altria Group, Inc.	4,066
90		Archer-Daniels-Midland Co.	2,595
20		Lorillard, Inc.	1,127
220		Philip Morris International, Inc.	9,572
40		Reynolds American, Inc.	1,612
10		UST, Inc.	694

			19,666

Airlines: 0.0%
110		Southwest Airlines Co.	948

			948

Apparel: 0.0%
60	@	Coach, Inc.	1,246
40		Nike, Inc.	2,040
10		Polo Ralph Lauren Corp.	454
10		VF Corp.	548

			4,288

Auto Manufacturers: 0.0%
127	@	Ford Motor Co.	291
90		General Motors Corp.	288

			579

Auto Parts & Equipment: 0.0%
100		Johnson Controls, Inc.	1,816

			1,816

Banks: 0.4%
530		Bank of America Corp.	7,462
150		Bank of New York Mellon Corp.	4,250
120		BB&T Corp.	3,295
63		Capital One Financial Corp.	2,009
570		Citigroup, Inc.	3,825
60		Fifth Third Bancorp.	496
50		Goldman Sachs Group, Inc.	4,220
110		Huntington Bancshares, Inc.	843
400		JPMorgan Chase & Co.	12,612
20		M&T Bank Corp.	1,148
50		Marshall & Ilsley Corp.	682
110		Morgan Stanley	1,764
150		National City Corp.	272
40		Northern Trust Corp.	2,086
50		PNC Financial Services Group, Inc.	2,450
151		Regions Financial Corp.	1,202
70		State Street Corp.	2,753
50		SunTrust Bank	1,477

Shares			Value

Banks: (continued)
260		US Bancorp.	$6,503
218		Wachovia Corp.	1,208
430		Wells Fargo & Co.	12,676

			73,233

Beverages: 0.1%
12		Brown-Forman Corp.	618
220		Coca-Cola Co.	9,959
40		Coca-Cola Enterprises, Inc.	481
40	@	Constellation Brands, Inc.	631
20	@	Dr Pepper Snapple Group, Inc.	325
20		Molson Coors Brewing Co.	978
80		Pepsi Bottling Group, Inc.	1,801
120		PepsiCo, Inc.	6,572

			21,365

Biotechnology: 0.1%
130	@	Amgen, Inc.	7,508
40	@	Biogen Idec, Inc.	1,905
50	@	Celgene Corp.	2,764
20	@	Genzyme Corp.	1,327
100	@	Gilead Sciences, Inc.	5,114
48	@	Life Technologies Corp.	1,119

			19,737

Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	1,005
10		CF Industries Holdings, Inc.	492
110		Dow Chemical Co.	1,660
90		EI Du Pont de Nemours & Co.	2,277
30		International Flavors & Fragrances, Inc.	892
60		Monsanto Co.	4,221
40		PPG Industries, Inc.	1,697
20		Praxair, Inc.	1,187
10		Rohm & Haas Co.	618
20		Sherwin-Williams Co.	1,195
20		Sigma-Aldrich Corp.	845

			16,089

Coal: 0.0%
30		Peabody Energy Corp.	683

			683

Commercial Services: 0.1%
20	@	Apollo Group, Inc. - Class A	1,532
40		Automatic Data Processing, Inc.	1,574
70		H&R Block, Inc.	1,590
10		Mastercard, Inc.	1,429
20		Moody’s Corp.	402
20		Paychex, Inc.	526
40		Robert Half International, Inc.	833
80		RR Donnelley & Sons Co.	1,086
100		Western Union Co.	1,434

			10,406

Computers: 0.2%
20	@	Affiliated Computer Services, Inc.	919
100	@	Apple, Inc.	8,535
30	@	Computer Sciences Corp.	1,054
220	@	Dell, Inc.	2,253
260	@	EMC Corp.	2,722
300		Hewlett-Packard Co.	10,887
170		International Business Machines Corp.	14,307
40	@	Lexmark International, Inc.	1,076

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
40	@	NetApp, Inc.	$559
60	@	Teradata Corp.	890

			43,202

Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	481
20		Colgate-Palmolive Co.	1,371
10		Estee Lauder Cos., Inc.	310
342		Procter & Gamble Co.	21,142

			23,304

Distribution/Wholesale: 0.0%
40		Genuine Parts Co.	1,514

			1,514

Diversified Financial Services: 0.1%
110		American Express Co.	2,041
60		Ameriprise Financial, Inc.	1,402
130		Charles Schwab Corp.	2,102
10		CME Group, Inc.	2,081
75		Discover Financial Services	715
10		Federated Investors, Inc.	170
10	@	IntercontinentalExchange, Inc.	824
30		Invesco Ltd.	433
150		Merrill Lynch & Co., Inc.	1,746
20	@	Nasdaq Stock Market, Inc.	494
30		NYSE Euronext	821
50	@	SLM Corp.	445
20		T. Rowe Price Group, Inc.	709

			13,983

Electric: 0.2%
180	@	AES Corp.	1,483
20		Allegheny Energy, Inc.	677
50		American Electric Power Co., Inc.	1,664
50		CMS Energy Corp.	505
20		Constellation Energy Group, Inc.	502
90		Dominion Resources, Inc.	3,226
90		DTE Energy Co.	3,210
90		Duke Energy Corp.	1,351
80		Edison International	2,570
30		Entergy Corp.	2,494
70		Exelon Corp.	3,893
40		FirstEnergy Corp.	1,943
50		FPL Group, Inc.	2,517
50		Pacific Gas & Electric Co.	1,936
80		Public Service Enterprise Group, Inc.	2,334
30		Southern Co.	1,110

			31,415

Electrical Components & Equipment: 0.0%
80		Emerson Electric Co.	2,929

			2,929

Electronics: 0.0%
50	@	Agilent Technologies, Inc.	782
20		Amphenol Corp.	480
60		Jabil Circuit, Inc.	405
60	@	Thermo Electron Corp.	2,044
60	@@	Tyco Electronics Ltd.	973
20	@	Waters Corp.	733

			5,417

Shares			Value

Engineering & Construction: 0.0%
30		Fluor Corp.	$1,346

			1,346

Environmental Control: 0.0%
18		Republic Services, Inc.	446

			446

Food: 0.1%
90		ConAgra Foods, Inc.	1,485
20		General Mills, Inc.	1,215
30		HJ Heinz Co.	1,128
20		JM Smucker Co.	867
30		Kellogg Co.	1,316
134		Kraft Foods, Inc.	3,598
60		Kroger Co.	1,585
20		McCormick & Co., Inc.	637
70		Safeway, Inc.	1,664
160		Sara Lee Corp.	1,566
30		Supervalu, Inc.	438
80		Sysco Corp.	1,835

			17,334

Forest Products & Paper: 0.0%
70		International Paper Co.	826

			826

Gas: 0.0%
130		CenterPoint Energy, Inc.	1,641
50		Sempra Energy	2,132

			3,773

Hand/Machine Tools: 0.0%
30		Black & Decker Corp.	1,254
20		Snap-On, Inc.	788
40		Stanley Works	1,364

			3,406

Healthcare - Products: 0.2%
60		Baxter International, Inc.	3,215
30		Becton Dickinson & Co.	2,052
190	@	Boston Scientific Corp.	1,471
40	@@	Covidien Ltd.	1,450
20		CR Bard, Inc.	1,685
290		Johnson & Johnson	17,351
130		Medtronic, Inc.	4,085
40	@	St. Jude Medical, Inc.	1,318
20		Stryker Corp.	799
20	@	Varian Medical Systems, Inc.	701
30	@	Zimmer Holdings, Inc.	1,213

			35,340

Healthcare - Services: 0.1%
80		Aetna, Inc.	2,280
70		Cigna Corp.	1,180
20	@	DaVita, Inc.	991
20	@	Humana, Inc.	746
30	@	Laboratory Corp. of America Holdings	1,932
20		Quest Diagnostics	1,038
130		UnitedHealth Group, Inc.	3,458
70	@	WellPoint, Inc.	2,949

			14,574

Home Builders: 0.0%
30		KB Home	409

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: (continued)
30		Lennar Corp.	$260
40		Pulte Homes, Inc.	437

			1,106

Household Products/Wares: 0.0%
30		Avery Dennison Corp.	982
10		Clorox Co.	556
30		Fortune Brands, Inc.	1,238
60		Kimberly-Clark Corp.	3,164

			5,940

Insurance: 0.2%
90		Aflac, Inc.	4,126
10		Allstate Corp.	328
120		American International Group, Inc.	188
50		AON Corp.	2,284
20		Assurant, Inc.	600
60		Chubb Corp.	3,060
30		Lincoln National Corp.	565
52		Loews Corp.	1,469
50		Marsh & McLennan Cos., Inc.	1,214
110		Metlife, Inc.	3,835
20		Progressive Corp.	296
30		Prudential Financial, Inc.	908
50		Torchmark Corp.	2,235
80		Travelers Cos., Inc.	3,616
90		UnumProvident Corp.	1,674

			26,398

Internet: 0.1%
20	@	Akamai Technologies, Inc.	302
40	@	Amazon.com, Inc.	2,051
170	@	eBay, Inc.	2,373
30	@	Google, Inc. - Class A	9,230
101	@	Symantec Corp.	1,366
150	@	Yahoo!, Inc.	1,830

			17,152

Iron/Steel: 0.0%
40		Nucor Corp.	1,848
30		United States Steel Corp.	1,116

			2,964

Leisure Time: 0.0%
50		Carnival Corp.	1,216

			1,216

Machinery - Construction & Mining: 0.0%
80		Caterpillar, Inc.	3,574

			3,574

Machinery - Diversified: 0.0%
30		Cummins, Inc.	802
50		Deere & Co.	1,916
20		Flowserve Corp.	1,030
20		Manitowoc Co., Inc.	173
20		Rockwell Automation, Inc.	645

			4,566

Media: 0.1%
360		Comcast Corp. - Class A	6,077
90	@	DIRECTV Group, Inc.	2,062
20		McGraw-Hill Cos., Inc.	464
230		News Corp. - Class A	2,091

Shares			Value

Media: (continued)
470		Time Warner, Inc.	$4,728
60	@	Viacom - Class B	1,144
200		Walt Disney Co.	4,538

			21,104

Metal Fabricate/Hardware: 0.0%
30		Precision Castparts Corp.	1,784

			1,784

Mining: 0.0%
57		Freeport-McMoRan Copper & Gold, Inc.	1,393
20		Newmont Mining Corp.	814

			2,207

Miscellaneous Manufacturing: 0.2%
70		3M Co.	4,028
40		Cooper Industries Ltd.	1,169
10		Danaher Corp.	566
70		Dover Corp.	2,304
60		Eastman Kodak Co.	395
30		Eaton Corp.	1,491
1,160		General Electric Co.	18,792
110		Honeywell International, Inc.	3,611
40	@@	Ingersoll-Rand Co.	694
30		ITT Corp.	1,380
40		Leggett & Platt, Inc.	608
40		Parker Hannifin Corp.	1,702
60		Textron, Inc.	832
30	@@	Tyco International Ltd.	648

			38,220

Office/Business Equipment: 0.0%
110		Pitney Bowes, Inc.	2,803
110		Xerox Corp.	877

			3,680

Oil & Gas: 0.6%
60		Anadarko Petroleum Corp.	2,313
40		Apache Corp.	2,981
247		Chevron Corp.	18,271
193		ConocoPhillips	9,997
40		Devon Energy Corp.	2,628
30		ENSCO International, Inc.	852
20		EOG Resources, Inc.	1,332
610		ExxonMobil Corp.	48,696
40		Hess Corp.	2,146
70		Marathon Oil Corp.	1,915
40		Murphy Oil Corp.	1,774
50	@, @@	Nabors Industries Ltd.	599
40		Noble Corp.	882
10		Noble Energy, Inc.	492
100		Occidental Petroleum Corp.	5,999
20		Questar Corp.	654
40	@	Southwestern Energy Co.	1,159
20		Sunoco, Inc.	869
50		Tesoro Corp.	659
100		Valero Energy Corp.	2,164
42		XTO Energy, Inc.	1,481

			107,863

Oil & Gas Services: 0.1%
40		Baker Hughes, Inc.	1,283
30		BJ Services Co.	350

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: (continued)
70	@	Cameron International Corp.	$1,435
50		Halliburton Co.	909
70	@	National Oilwell Varco, Inc.	1,711
130		Schlumberger Ltd.	5,503
50		Smith International, Inc.	1,145

			12,336

Packaging & Containers: 0.0%
20		Ball Corp.	832
10		Bemis Co.	237

			1,069

Pharmaceuticals: 0.3%
170		Abbott Laboratories	9,073
20		Allergan, Inc.	806
20		AmerisourceBergen Corp.	713
230		Bristol-Myers Squibb Co.	5,348
10		Cardinal Health, Inc.	345
10	@	Cephalon, Inc.	770
150		Eli Lilly & Co.	6,041
30	@	Express Scripts, Inc.	1,649
70	@	Forest Laboratories, Inc.	1,783
63	@	King Pharmaceuticals, Inc.	669
60	@	Medco Health Solutions, Inc.	2,515
230		Merck & Co., Inc.	6,992
40	@	Mylan Laboratories	396
790		Pfizer, Inc.	13,991
200		Schering-Plough Corp.	3,406
40	@	Watson Pharmaceuticals, Inc.	1,063
150		Wyeth	5,627

			61,187

Pipelines: 0.0%
90		El Paso Corp.	705
70		Spectra Energy Corp.	1,102
20		Williams Cos., Inc.	290

			2,097

Retail: 0.3%
10	@	Autozone, Inc.	1,395
30		Best Buy Co., Inc.	843
40	@	Big Lots, Inc.	580
40		Costco Wholesale Corp.	2,100
163		CVS Caremark Corp.	4,685
40		Family Dollar Stores, Inc.	1,043
30	@	GameStop Corp.	650
120		Gap, Inc.	1,607
180		Home Depot, Inc.	4,144
10	@	Kohl’s Corp.	362
90		Limited Brands, Inc.	904
170		Lowe’s Cos., Inc.	3,658
40		Macy’s, Inc.	414
140		McDonald’s Corp.	8,707
40		RadioShack Corp.	478
90		Staples, Inc.	1,613
80	@	Starbucks Corp.	757
60		Target Corp.	2,072
40		TJX Cos., Inc.	823
110		Walgreen Co.	2,714
280		Wal-Mart Stores, Inc.	15,697
30		Yum! Brands, Inc.	945

			56,191

Shares			Value

Savings & Loans: 0.0%
220		Hudson City Bancorp., Inc.	$3,511

			3,511

Semiconductors: 0.1%
30		Altera Corp.	501
20		Analog Devices, Inc.	380
160		Applied Materials, Inc.	1,621
50	@	Broadcom Corp.	849
650		Intel Corp.	9,529
30		KLA-Tencor Corp.	654
120	@	LSI Logic Corp.	395
20	@	MEMC Electronic Materials, Inc.	286
80		National Semiconductor Corp.	806
60	@	QLogic Corp.	806
160		Texas Instruments, Inc.	2,483
40		Xilinx, Inc.	713

			19,023

Software: 0.2%
40	@	Adobe Systems, Inc.	852
40	@	Autodesk, Inc.	786
40	@	BMC Software, Inc.	1,076
80		CA, Inc.	1,482
30	@	Compuware Corp.	203
20	@	Electronic Arts, Inc.	321
70		Fidelity National Information Services, Inc.	1,139
30	@	Fiserv, Inc.	1,091
100		IMS Health, Inc.	1,516
880		Microsoft Corp.	17,107
440	@	Oracle Corp.	7,801

			33,374

Telecommunications: 0.3%
606		AT&T, Inc.	17,271
20		CenturyTel, Inc.	547
690	@	Cisco Systems, Inc.	11,247
190		Corning, Inc.	1,811
27		Embarq Corp.	971
30		Harris Corp.	1,142
40	@	Juniper Networks, Inc.	700
90		Motorola, Inc.	399
150		Qualcomm, Inc.	5,375
190		Qwest Communications International, Inc.	692
263		Sprint Nextel Corp.	481
310		Verizon Communications, Inc.	10,509
140		Windstream Corp.	1,288

			52,433

Toys/Games/Hobbies: 0.0%
50		Hasbro, Inc.	1,459

			1,459

Transportation: 0.1%
30		Burlington Northern Santa Fe Corp.	2,271
20		CH Robinson Worldwide, Inc.	1,101
30		CSX Corp.	974
20		Expeditors International Washington, Inc.	665
30		FedEx Corp.	1,925
30		Norfolk Southern Corp.	1,412
20		Ryder System, Inc.	776

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 8	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
40		Union Pacific Corp.	$1,912
80		United Parcel Service, Inc. - Class B	4,413

			15,449

		Total Common Stock (Cost $1,122,828)	892,612

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
50		Apartment Investment & Management Co.	578
10		AvalonBay Communities, Inc.	606
50		Equity Residential	1,491

			2,675

Diversified: 0.0%
10		Vornado Realty Trust	604

			604

Health Care: 0.0%
80		HCP, Inc.	2,222

			2,222

Hotels: 0.0%
150		Host Hotels & Resorts, Inc.	1,136

			1,136

Regional Malls: 0.0%
40		Simon Property Group, Inc.	2,125

			2,125

Storage: 0.0%
20		Public Storage, Inc.	1,590

			1,590

Warehouse/Industrial: 0.0%
70		Prologis	972

			972

		Total Real Estate Investment Trusts (Cost $13,293)	11,324

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 73.4%
Federal Home Loan Mortgage Corporation##: 13.7%
$2,831,000	^, Z	1.940%, due 03/15/12	$2,662,706

			2,662,706

Federal National Mortgage Association##: 14.6%
3,000,000	Z	1.570%, due 03/15/12	2,854,023

			2,854,023

Other U.S. Agency Obligations: 45.1%
4,118,000	Z	Financing Corp., 1.950%, due 03/26/12	3,870,739
5,200,000	Z	Resolution Funding Corp., 1.730%, due 04/15/12	4,916,226

			8,786,965

		Total U.S. Government Agency Obligations (Cost $13,825,731)	14,303,694

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 21.4%
U.S. Treasury STRIP COUPON: 21.4%
$4,385,000	Z	1.450%, due 08/15/12	$4,161,571

		Total U.S. Treasury Obligations (Cost $3,962,484)	4,161,571

Total Investments in Securities (Cost $18,924,336)*	99.4%	$19,369,201
Other Assets and Liabilities - Net	0.6	114,036

Net Assets	100.0%	$19,483,237

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $19,194,366.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$414,550
Gross Unrealized Depreciation	(239,715)

Net Unrealized Appreciation	$174,835

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$903,936	$—
Level 2 — Other Significant Observable Inputs	18,465,265	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$19,369,201	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 3.5%
Advertising: 0.0%
140	@	Interpublic Group of Cos., Inc.	$554
50		Omnicom Group	1,346

			1,900

Aerospace/Defense: 0.1%
50		Boeing Co.	2,134
30		General Dynamics Corp.	1,728
20		Goodrich Corp.	740
20		L-3 Communications Holdings, Inc.	1,476
20		Lockheed Martin Corp.	1,682
40		Northrop Grumman Corp.	1,802
40		Raytheon Co.	2,042
50		United Technologies Corp.	2,680

			14,284

Agriculture: 0.1%
160		Altria Group, Inc.	2,410
50		Archer-Daniels-Midland Co.	1,442
10		Lorillard, Inc.	564
130		Philip Morris International, Inc.	5,656
20		Reynolds American, Inc.	806

			10,878

Airlines: 0.0%
60		Southwest Airlines Co.	517

			517

Apparel: 0.0%
40	@	Coach, Inc.	831
20		Nike, Inc.	1,020
10		Polo Ralph Lauren Corp.	454
10		VF Corp.	548

			2,853

Auto Manufacturers: 0.0%
67	@	Ford Motor Co.	153
50		General Motors Corp.	160

			313

Auto Parts & Equipment: 0.0%
50		Johnson Controls, Inc.	908

			908

Banks: 0.3%
303		Bank of America Corp.	4,266
80		Bank of New York Mellon Corp.	2,266
70		BB&T Corp.	1,922
42		Capital One Financial Corp.	1,339
320		Citigroup, Inc.	2,147
30		Fifth Third Bancorp.	248
30		Goldman Sachs Group, Inc.	2,532
60		Huntington Bancshares, Inc.	460
227		JPMorgan Chase & Co.	7,157
10		M&T Bank Corp.	574
30		Marshall & Ilsley Corp.	409
60		Morgan Stanley	962
80		National City Corp.	145
20		Northern Trust Corp.	1,043
30		PNC Financial Services Group, Inc.	1,470
89		Regions Financial Corp.	708
40		State Street Corp.	1,573
30		SunTrust Bank	886
140		US Bancorp.	3,501

Shares			Value

Banks: (continued)
91		Wachovia Corp.	$504
250		Wells Fargo & Co.	7,370

			41,482

Beverages: 0.1%
2		Brown-Forman Corp.	103
120		Coca-Cola Co.	5,432
20		Coca-Cola Enterprises, Inc.	241
20	@	Constellation Brands, Inc.	315
10	@	Dr Pepper Snapple Group, Inc.	163
10		Molson Coors Brewing Co.	489
40		Pepsi Bottling Group, Inc.	900
70		PepsiCo, Inc.	3,834

			11,477

Biotechnology: 0.1%
70	@	Amgen, Inc.	4,043
20	@	Biogen Idec, Inc.	953
30	@	Celgene Corp.	1,658
10	@	Genzyme Corp.	664
60	@	Gilead Sciences, Inc.	3,068
22	@	Life Technologies Corp.	513

			10,899

Chemicals: 0.1%
10		Air Products & Chemicals, Inc.	503
10		CF Industries Holdings, Inc.	492
60		Dow Chemical Co.	905
50		EI Du Pont de Nemours & Co.	1,265
20		International Flavors & Fragrances, Inc.	594
30		Monsanto Co.	2,111
30		PPG Industries, Inc.	1,273
10		Praxair, Inc.	594
10		Rohm & Haas Co.	618
10		Sherwin-Williams Co.	598
10		Sigma-Aldrich Corp.	422

			9,375

Coal: 0.0%
20		Peabody Energy Corp.	455

			455

Commercial Services: 0.0%
10	@	Apollo Group, Inc. - Class A	766
30		Automatic Data Processing, Inc.	1,180
40		H&R Block, Inc.	909
10		McKesson Corp.	387
10		Moody’s Corp.	201
10		Paychex, Inc.	263
20		Robert Half International, Inc.	416
50		RR Donnelley & Sons Co.	679
60		Western Union Co.	860

			5,661

Computers: 0.2%
10	@	Affiliated Computer Services, Inc.	460
60	@	Apple, Inc.	5,121
20	@	Computer Sciences Corp.	703
130	@	Dell, Inc.	1,331
150	@	EMC Corp.	1,571
180		Hewlett-Packard Co.	6,532
90		International Business Machines Corp.	7,574
20	@	Lexmark International, Inc.	538
20	@	NetApp, Inc.	279

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
30	@	Teradata Corp.	$445

			24,554

Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	481
10		Colgate-Palmolive Co.	685
10		Estee Lauder Cos., Inc.	310
194		Procter & Gamble Co.	11,993

			13,469

Distribution/Wholesale: 0.0%
30		Genuine Parts Co.	1,136

			1,136

Diversified Financial Services: 0.1%
60		American Express Co.	1,113
36		Ameriprise Financial, Inc.	841
70		Charles Schwab Corp.	1,132
10		CME Group, Inc.	2,081
45		Discover Financial Services	429
10		Federated Investors, Inc.	170
20		Invesco Ltd.	289
70		Merrill Lynch & Co., Inc.	815
20	@	Nasdaq Stock Market, Inc.	494
20		NYSE Euronext	548
30	@	SLM Corp.	267
10		T. Rowe Price Group, Inc.	354

			8,533

Electric: 0.1%
100	@	AES Corp.	824
10		Allegheny Energy, Inc.	339
30		American Electric Power Co., Inc.	998
30		CMS Energy Corp.	303
10		Constellation Energy Group, Inc.	251
50		Dominion Resources, Inc.	1,792
50		DTE Energy Co.	1,784
50		Duke Energy Corp.	751
40		Edison International	1,285
20		Entergy Corp.	1,663
40		Exelon Corp.	2,224
30		FirstEnergy Corp.	1,457
30		FPL Group, Inc.	1,510
30		Pacific Gas & Electric Co.	1,161
40		Public Service Enterprise Group, Inc.	1,167
20		Southern Co.	740

			18,249

Electrical Components & Equipment: 0.0%
50		Emerson Electric Co.	1,831

			1,831

Electronics: 0.0%
30	@	Agilent Technologies, Inc.	469
10		Amphenol Corp.	240
30		Jabil Circuit, Inc.	203
40	@	Thermo Electron Corp.	1,363
40	@@	Tyco Electronics Ltd.	648
10	@	Waters Corp.	367

			3,290

Engineering & Construction: 0.0%
20		Fluor Corp.	897

			897

Shares			Value

Environmental Control: 0.0%
9		Republic Services, Inc.	$223

			223

Food: 0.1%
50		ConAgra Foods, Inc.	825
10		General Mills, Inc.	608
20		HJ Heinz Co.	752
10		JM Smucker Co.	434
20		Kellogg Co.	877
80		Kraft Foods, Inc.	2,148
30		Kroger Co.	792
10		McCormick & Co., Inc.	319
40		Safeway, Inc.	951
90		Sara Lee Corp.	881
20		Supervalu, Inc.	292
50		Sysco Corp.	1,147

			10,026

Forest Products & Paper: 0.0%
40		International Paper Co.	472

			472

Gas: 0.0%
70		CenterPoint Energy, Inc.	883
30		Sempra Energy	1,279

			2,162

Hand/Machine Tools: 0.0%
20		Black & Decker Corp.	836
10		Snap-On, Inc.	394
20		Stanley Works	682

			1,912

Healthcare - Products: 0.1%
40		Baxter International, Inc.	2,144
20		Becton Dickinson & Co.	1,368
110	@	Boston Scientific Corp.	851
20	@@	Covidien Ltd.	725
10		CR Bard, Inc.	843
170		Johnson & Johnson	10,171
70		Medtronic, Inc.	2,199
20	@	St. Jude Medical, Inc.	659
10		Stryker Corp.	400
10	@	Varian Medical Systems, Inc.	350
20	@	Zimmer Holdings, Inc.	808

			20,518

Healthcare - Services: 0.1%
40		Aetna, Inc.	1,140
40		Cigna Corp.	674
10	@	DaVita, Inc.	496
20	@	Humana, Inc.	746
20	@	Laboratory Corp. of America Holdings	1,288
10		Quest Diagnostics	519
80		UnitedHealth Group, Inc.	2,128
40	@	WellPoint, Inc.	1,685

			8,676

Home Builders: 0.0%
20		KB Home	272
20		Lennar Corp.	173
30		Pulte Homes, Inc.	328

			773

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Household Products/Wares: 0.0%
20		Avery Dennison Corp.	$655
10		Clorox Co.	556
20		Fortune Brands, Inc.	826
40		Kimberly-Clark Corp.	2,110

			4,147

Insurance: 0.1%
50		Aflac, Inc.	2,292
10		Allstate Corp.	328
70		American International Group, Inc.	110
30		AON Corp.	1,370
10		Assurant, Inc.	300
30		Chubb Corp.	1,530
20		Lincoln National Corp.	377
29		Loews Corp.	819
30		Marsh & McLennan Cos., Inc.	728
60		Metlife, Inc.	2,092
10		Progressive Corp.	148
20		Prudential Financial, Inc.	605
30		Torchmark Corp.	1,341
40		Travelers Cos., Inc.	1,808
50		UnumProvident Corp.	930

			14,778

Internet: 0.1%
10	@	Akamai Technologies, Inc.	151
20	@	Amazon.com, Inc.	1,026
90	@	eBay, Inc.	1,256
10	@	Google, Inc. - Class A	3,077
60	@	Symantec Corp.	811
80	@	Yahoo!, Inc.	976

			7,297

Iron/Steel: 0.0%
20		Nucor Corp.	924
10		United States Steel Corp.	372

			1,296

Leisure Time: 0.0%
30		Carnival Corp.	730

			730

Machinery - Construction & Mining: 0.0%
40		Caterpillar, Inc.	1,787

			1,787

Machinery - Diversified: 0.0%
20		Cummins, Inc.	535
30		Deere & Co.	1,150
10		Flowserve Corp.	515
10		Manitowoc Co., Inc.	87
10		Rockwell Automation, Inc.	322

			2,609

Media: 0.1%
200		Comcast Corp. - Class A	3,376
50	@	DIRECTV Group, Inc.	1,146
10		McGraw-Hill Cos., Inc.	232
130		News Corp. - Class A	1,182
270		Time Warner, Inc.	2,716
30	@	Viacom - Class B	572
120		Walt Disney Co.	2,723

			11,947

Shares			Value

Metal Fabricate/Hardware: 0.0%
20		Precision Castparts Corp.	$1,190

			1,190

Mining: 0.0%
31		Freeport-McMoRan Copper & Gold, Inc.	758
20		Newmont Mining Corp.	814

			1,572

Miscellaneous Manufacturing: 0.2%
40		3M Co.	2,302
20		Cooper Industries Ltd.	585
10		Danaher Corp.	566
40		Dover Corp.	1,317
40		Eastman Kodak Co.	263
10		Eaton Corp.	497
660		General Electric Co.	10,692
60		Honeywell International, Inc.	1,970
20	@@	Ingersoll-Rand Co.	347
20		ITT Corp.	920
20		Leggett & Platt, Inc.	304
20		Parker Hannifin Corp.	851
30		Textron, Inc.	416
10	@@	Tyco International Ltd.	216

			21,246

Office/Business Equipment: 0.0%
60		Pitney Bowes, Inc.	1,529
60		Xerox Corp.	478

			2,007

Oil & Gas: 0.4%
30		Anadarko Petroleum Corp.	1,157
20		Apache Corp.	1,491
140		Chevron Corp.	10,356
109		ConocoPhillips	5,646
20		Devon Energy Corp.	1,314
10		ENSCO International, Inc.	284
10		EOG Resources, Inc.	666
350		ExxonMobil Corp.	27,941
20		Hess Corp.	1,073
40		Marathon Oil Corp.	1,094
20		Murphy Oil Corp.	887
30	@, @@	Nabors Industries Ltd.	359
30		Noble Corp.	662
10		Noble Energy, Inc.	492
60		Occidental Petroleum Corp.	3,599
10		Questar Corp.	327
20	@	Southwestern Energy Co.	579
10		Sunoco, Inc.	435
30		Tesoro Corp.	395
60		Valero Energy Corp.	1,298
25		XTO Energy, Inc.	882

			60,937

Oil & Gas Services: 0.1%
20		Baker Hughes, Inc.	641
20		BJ Services Co.	233
40	@	Cameron International Corp.	820
30		Halliburton Co.	545
40	@	National Oilwell Varco, Inc.	978
80		Schlumberger Ltd.	3,386
30		Smith International, Inc.	687

			7,290

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Packaging & Containers: 0.0%
10		Ball Corp.	$416
10		Bemis Co.	237

			653

Pharmaceuticals: 0.2%
100		Abbott Laboratories	5,337
10		Allergan, Inc.	403
10		AmerisourceBergen Corp.	357
130		Bristol-Myers Squibb Co.	3,023
10		Cardinal Health, Inc.	345
90		Eli Lilly & Co.	3,624
20	@	Express Scripts, Inc.	1,100
30	@	Forest Laboratories, Inc.	764
38	@	King Pharmaceuticals, Inc.	404
30	@	Medco Health Solutions, Inc.	1,257
140		Merck & Co., Inc.	4,256
20	@	Mylan Laboratories	198
450		Pfizer, Inc.	7,970
110		Schering-Plough Corp.	1,873
20	@	Watson Pharmaceuticals, Inc.	531
90		Wyeth	3,376

			34,818

Pipelines: 0.0%
50		El Paso Corp.	392
40		Spectra Energy Corp.	630
10		Williams Cos., Inc.	145

			1,167

Retail: 0.2%
10	@	Autozone, Inc.	1,395
10		Best Buy Co., Inc.	281
20	@	Big Lots, Inc.	290
20		Costco Wholesale Corp.	1,050
95		CVS Caremark Corp.	2,730
20		Family Dollar Stores, Inc.	521
20	@	GameStop Corp.	433
70		Gap, Inc.	937
100		Home Depot, Inc.	2,302
10	@	Kohl’s Corp.	362
50		Limited Brands, Inc.	502
100		Lowe’s Cos., Inc.	2,152
20		Macy’s, Inc.	207
80		McDonald’s Corp.	4,975
20		RadioShack Corp.	239
50		Staples, Inc.	896
50	@	Starbucks Corp.	473
40		Target Corp.	1,381
30		TJX Cos., Inc.	617
60		Walgreen Co.	1,480
160		Wal-Mart Stores, Inc.	8,970
20		Yum! Brands, Inc.	630

			32,823

Savings & Loans: 0.0%
120		Hudson City Bancorp., Inc.	1,915

			1,915

Semiconductors: 0.1%
20		Altera Corp.	334
10		Analog Devices, Inc.	190
90		Applied Materials, Inc.	912
30	@	Broadcom Corp.	509

Shares			Value

Semiconductors: (continued)
370		Intel Corp.	$5,424
10		KLA-Tencor Corp.	218
70	@	LSI Logic Corp.	230
10	@	MEMC Electronic Materials, Inc.	143
50		National Semiconductor Corp.	504
30	@	QLogic Corp.	403
90		Texas Instruments, Inc.	1,397
20		Xilinx, Inc.	356

			10,620

Software: 0.1%
30	@	Adobe Systems, Inc.	639
20	@	Autodesk, Inc.	393
10	@	BMC Software, Inc.	269
60		CA, Inc.	1,112
10	@	Compuware Corp.	68
20	@	Electronic Arts, Inc.	321
40		Fidelity National Information Services, Inc.	651
20	@	Fiserv, Inc.	727
60		IMS Health, Inc.	910
500		Microsoft Corp.	9,720
250	@	Oracle Corp.	4,433
10	@	Salesforce.com, Inc.	320

			19,563

Telecommunications: 0.2%
353		AT&T, Inc.	10,061
10		CenturyTel, Inc.	273
380	@	Cisco Systems, Inc.	6,194
110		Corning, Inc.	1,048
12		Embarq Corp.	432
10		Harris Corp.	381
40	@	Juniper Networks, Inc.	700
100		Motorola, Inc.	443
90		Qualcomm, Inc.	3,225
110		Qwest Communications International, Inc.	400
150		Sprint Nextel Corp.	275
180		Verizon Communications, Inc.	6,102
80		Windstream Corp.	736

			30,270

Toys/Games/Hobbies: 0.0%
30		Hasbro, Inc.	875

			875

Transportation: 0.1%
20		Burlington Northern Santa Fe Corp.	1,514
10		CH Robinson Worldwide, Inc.	550
20		CSX Corp.	649
10		Expeditors International Washington, Inc.	333
10		FedEx Corp.	642
20		Norfolk Southern Corp.	941
10		Ryder System, Inc.	388
20		Union Pacific Corp.	956
40		United Parcel Service, Inc. - Class B	2,206

			8,179

		Total Common Stock (Cost $604,982)	507,439

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 9	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
30		Apartment Investment & Management Co.	$347
10		AvalonBay Communities, Inc.	606
30		Equity Residential	895

			1,848

Diversified: 0.0%
10		Vornado Realty Trust	604

			604

Health Care: 0.0%
50		HCP, Inc.	1,389

			1,389

Hotels: 0.0%
80		Host Hotels & Resorts, Inc.	606

			606

Regional Malls: 0.0%
20		Simon Property Group, Inc.	1,063

			1,063

Storage: 0.0%
10		Public Storage, Inc.	795

			795

Warehouse/Industrial: 0.0%
40		Prologis	556

			556

		Total Real Estate Investment Trusts (Cost $8,763)	6,861

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 77.7%
Federal Home Loan Mortgage Corporation##: 17.4%
$2,750,000	Z	2.200%, due 09/15/12	$2,539,955

			2,539,955

Federal National Mortgage Association##: 25.3%
3,950,000	^, Z	2.000%, due 07/15/12	3,685,168

			3,685,168

Other U.S. Agency Obligations: 35.0%
3,000,000	Z	Financing Corp., 2.210%, due 10/06/12	2,766,911
2,500,000	Z	Resolution Funding Corp., Interest STRIP 1.920%, due 07/15/12	2,340,915

			5,107,826

		Total U.S. Government Agency Obligations (Cost $11,018,617)	11,332,949

U.S. TREASURY OBLIGATIONS: 18.4%
U.S. Treasury STRIP COUPON: 18.4%
2,827,000	Z	1.450%, due 08/15/12	2,682,956

		Total U.S. Treasury Obligations (Cost $2,552,203)	2,682,956

		Total Long-Term Investments (Cost $14,184,565)	14,530,205

Shares			Value

SHORT-TERM INVESTMENTS: 0.6%
Affiliated Mutual Fund: 0.6%
84,000	ING Institutional Prime Money Market Fund - Class I		$84,000

	Total Short-Term Investments (Cost $84,000)		84,000

	Total Investments in Securities (Cost $14,268,565)*	100.2%	$14,614,205
	Other Assets and Liabilities - Net	(0.2)	(32,126)

	Net Assets	100.0%	$14,582,079

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $14,426,856.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$308,060
Gross Unrealized Depreciation	(120,711)

Net Unrealized Appreciation	$187,349

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$598,300	$—
Level 2 — Other Significant Observable Inputs	14,015,905	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$14,614,205	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 3.3%
Advertising: 0.0%
110	@	Interpublic Group of Cos., Inc.	$436
40		Omnicom Group	1,077

			1,513

Aerospace/Defense: 0.1%
40		Boeing Co.	1,707
30		General Dynamics Corp.	1,728
20		Goodrich Corp.	740
10		L-3 Communications Holdings, Inc.	738
20		Lockheed Martin Corp.	1,682
40		Northrop Grumman Corp.	1,802
30		Raytheon Co.	1,531
40		United Technologies Corp.	2,144

			12,072

Agriculture: 0.1%
130		Altria Group, Inc.	1,958
40		Archer-Daniels-Midland Co.	1,153
10		Lorillard, Inc.	564
110		Philip Morris International, Inc.	4,786
20		Reynolds American, Inc.	806

			9,267

Airlines: 0.0%
50		Southwest Airlines Co.	431

			431

Apparel: 0.0%
30	@	Coach, Inc.	623
20		Nike, Inc.	1,020
10		Polo Ralph Lauren Corp.	454
10		VF Corp.	548

			2,645

Auto Manufacturers: 0.0%
59	@	Ford Motor Co.	135
40		General Motors Corp.	128

			263

Auto Parts & Equipment: 0.0%
40		Johnson Controls, Inc.	726

			726

Banks: 0.3%
247		Bank of America Corp.	3,478
70		Bank of New York Mellon Corp.	1,983
50		BB&T Corp.	1,373
33		Capital One Financial Corp.	1,052
270		Citigroup, Inc.	1,812
30		Fifth Third Bancorp.	248
20		Goldman Sachs Group, Inc.	1,688
50		Huntington Bancshares, Inc.	383
187		JPMorgan Chase & Co.	5,896
10		M&T Bank Corp.	574
20		Marshall & Ilsley Corp.	273
50		Morgan Stanley	802
70		National City Corp.	127
20		Northern Trust Corp.	1,043
30		PNC Financial Services Group, Inc.	1,470
70		Regions Financial Corp.	557
30		State Street Corp.	1,180
20		SunTrust Bank	591
120		US Bancorp.	3,001

Shares			Value

Banks: (continued)
79		Wachovia Corp.	$438
200		Wells Fargo & Co.	5,896

			33,865

Beverages: 0.1%
100		Coca-Cola Co.	4,527
20		Coca-Cola Enterprises, Inc.	241
30	@	Constellation Brands, Inc.	473
10	@	Dr Pepper Snapple Group, Inc.	163
10		Molson Coors Brewing Co.	489
40		Pepsi Bottling Group, Inc.	900
60		PepsiCo, Inc.	3,286

			10,079

Biotechnology: 0.1%
60	@	Amgen, Inc.	3,465
20	@	Biogen Idec, Inc.	953
20	@	Celgene Corp.	1,106
10	@	Genzyme Corp.	664
50	@	Gilead Sciences, Inc.	2,557
24	@	Life Technologies Corp.	559

			9,304

Chemicals: 0.1%
10		Air Products & Chemicals, Inc.	503
10		CF Industries Holdings, Inc.	492
50		Dow Chemical Co.	755
40		EI Du Pont de Nemours & Co.	1,012
10		International Flavors & Fragrances, Inc.	297
30		Monsanto Co.	2,111
20		PPG Industries, Inc.	849
10		Praxair, Inc.	594
10		Rohm & Haas Co.	618
10		Sherwin-Williams Co.	598
10		Sigma-Aldrich Corp.	422

			8,251

Coal: 0.0%
20		Peabody Energy Corp.	455

			455

Commercial Services: 0.0%
10	@	Apollo Group, Inc. - Class A	766
20		Automatic Data Processing, Inc.	787
30		H&R Block, Inc.	682
10		McKesson Corp.	387
10		Moody’s Corp.	201
10		Paychex, Inc.	263
10		Robert Half International, Inc.	208
40		RR Donnelley & Sons Co.	543
50		Western Union Co.	717

			4,554

Computers: 0.2%
10	@	Affiliated Computer Services, Inc.	460
50	@	Apple, Inc.	4,268
10	@	Computer Sciences Corp.	351
100	@	Dell, Inc.	1,024
120	@	EMC Corp.	1,256
150		Hewlett-Packard Co.	5,444
80		International Business Machines Corp.	6,733
10	@	Lexmark International, Inc.	269
20	@	NetApp, Inc.	279
30	@	Teradata Corp.	445

			20,529

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	$481
10		Colgate-Palmolive Co.	685
10		Estee Lauder Cos., Inc.	310
160		Procter & Gamble Co.	9,891

			11,367

Distribution/Wholesale: 0.0%
20		Genuine Parts Co.	757

			757

Diversified Financial Services: 0.0%
50		American Express Co.	928
20		Ameriprise Financial, Inc.	467
60		Charles Schwab Corp.	970
40		Discover Financial Services	381
10		Federated Investors, Inc.	170
20		Invesco Ltd.	289
60		Merrill Lynch & Co., Inc.	698
10	@	Nasdaq Stock Market, Inc.	247
20		NYSE Euronext	548
30	@	SLM Corp.	267
10		T. Rowe Price Group, Inc.	354

			5,319

Electric: 0.1%
90	@	AES Corp.	742
10		Allegheny Energy, Inc.	339
20		American Electric Power Co., Inc.	666
40		CMS Energy Corp.	404
10		Constellation Energy Group, Inc.	251
40		Dominion Resources, Inc.	1,434
40		DTE Energy Co.	1,427
40		Duke Energy Corp.	600
40		Edison International	1,285
10		Entergy Corp.	831
30		Exelon Corp.	1,668
20		FirstEnergy Corp.	972
20		FPL Group, Inc.	1,007
20		Pacific Gas & Electric Co.	774
30		Public Service Enterprise Group, Inc.	875
10		Southern Co.	370

			13,645

Electrical Components & Equipment: 0.0%
40		Emerson Electric Co.	1,464

			1,464

Electronics: 0.0%
30	@	Agilent Technologies, Inc.	469
10		Amphenol Corp.	240
30		Jabil Circuit, Inc.	203
30	@	Thermo Electron Corp.	1,022
30	@@	Tyco Electronics Ltd.	486
10	@	Waters Corp.	367

			2,787

Engineering & Construction: 0.0%
20		Fluor Corp.	897

			897

Environmental Control: 0.0%
9		Republic Services, Inc.	223

			223

Shares			Value

Food: 0.1%
40		ConAgra Foods, Inc.	$660
10		General Mills, Inc.	608
20		HJ Heinz Co.	752
10		JM Smucker Co.	434
10		Kellogg Co.	439
63		Kraft Foods, Inc.	1,692
20		Kroger Co.	528
10		McCormick & Co., Inc.	319
30		Safeway, Inc.	713
80		Sara Lee Corp.	783
20		Supervalu, Inc.	292
40		Sysco Corp.	918

			8,138

Forest Products & Paper: 0.0%
30		International Paper Co.	354

			354

Gas: 0.0%
60		CenterPoint Energy, Inc.	757
20		Sempra Energy	853

			1,610

Hand/Machine Tools: 0.0%
10		Black & Decker Corp.	418
10		Snap-On, Inc.	394
20		Stanley Works	682

			1,494

Healthcare - Products: 0.1%
30		Baxter International, Inc.	1,608
10		Becton Dickinson & Co.	684
90	@	Boston Scientific Corp.	697
20	@@	Covidien Ltd.	725
10		CR Bard, Inc.	843
130		Johnson & Johnson	7,778
60		Medtronic, Inc.	1,885
20	@	St. Jude Medical, Inc.	659
10		Stryker Corp.	400
10	@	Varian Medical Systems, Inc.	350
10	@	Zimmer Holdings, Inc.	404

			16,033

Healthcare - Services: 0.1%
40		Aetna, Inc.	1,140
30		Cigna Corp.	506
10	@	DaVita, Inc.	496
10	@	Humana, Inc.	373
10	@	Laboratory Corp. of America Holdings	644
10		Quest Diagnostics	519
70		UnitedHealth Group, Inc.	1,862
30	@	WellPoint, Inc.	1,264

			6,804

Home Builders: 0.0%
20		KB Home	272
10		Lennar Corp.	87
20		Pulte Homes, Inc.	219

			578

Household Products/Wares: 0.0%
20		Avery Dennison Corp.	655
10		Clorox Co.	556
10		Fortune Brands, Inc.	413

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Household Products/Wares: (continued)
30		Kimberly-Clark Corp.	$1,582

			3,206

Insurance: 0.1%
40		Aflac, Inc.	1,834
10		Allstate Corp.	328
50		American International Group, Inc.	79
20		AON Corp.	914
10		Assurant, Inc.	300
30		Chubb Corp.	1,530
20		Lincoln National Corp.	377
25		Loews Corp.	706
30		Marsh & McLennan Cos., Inc.	728
50		Metlife, Inc.	1,743
10		Progressive Corp.	148
20		Prudential Financial, Inc.	605
20		Torchmark Corp.	894
40		Travelers Cos., Inc.	1,808
40		UnumProvident Corp.	744

			12,738

Internet: 0.1%
10	@	Akamai Technologies, Inc.	151
20	@	Amazon.com, Inc.	1,026
80	@	eBay, Inc.	1,117
10	@	Google, Inc. - Class A	3,077
50	@	Symantec Corp.	676
70	@	Yahoo!, Inc.	854

			6,901

Iron/Steel: 0.0%
20		Nucor Corp.	924
10		United States Steel Corp.	372

			1,296

Leisure Time: 0.0%
20		Carnival Corp.	486

			486

Machinery - Construction & Mining: 0.0%
40		Caterpillar, Inc.	1,787

			1,787

Machinery - Diversified: 0.0%
20		Cummins, Inc.	535
20		Deere & Co.	766
10		Flowserve Corp.	515
30		Manitowoc Co., Inc.	260
10		Rockwell Automation, Inc.	322

			2,398

Media: 0.1%
170		Comcast Corp. - Class A	2,870
40	@	DIRECTV Group, Inc.	916
10		McGraw-Hill Cos., Inc.	232
110		News Corp. - Class A	1,000
220		Time Warner, Inc.	2,213
30	@	Viacom - Class B	572
90		Walt Disney Co.	2,042

			9,845

Metal Fabricate/Hardware: 0.0%
10		Precision Castparts Corp.	595

			595

Shares			Value

Mining: 0.0%
31		Freeport-McMoRan Copper & Gold, Inc.	$758
20		Newmont Mining Corp.	814

			1,572

Miscellaneous Manufacturing: 0.1%
30		3M Co.	1,726
20		Cooper Industries Ltd.	585
10		Danaher Corp.	566
30		Dover Corp.	988
30		Eastman Kodak Co.	197
10		Eaton Corp.	497
540		General Electric Co.	8,748
50		Honeywell International, Inc.	1,642
20	@@	Ingersoll-Rand Co.	347
10		ITT Corp.	460
20		Leggett & Platt, Inc.	304
20		Parker Hannifin Corp.	851
30		Textron, Inc.	416
10	@@	Tyco International Ltd.	216

			17,543

Office/Business Equipment: 0.0%
50		Pitney Bowes, Inc.	1,274
50		Xerox Corp.	399

			1,673

Oil & Gas: 0.4%
30		Anadarko Petroleum Corp.	1,157
20		Apache Corp.	1,491
110		Chevron Corp.	8,137
93		ConocoPhillips	4,817
20		Devon Energy Corp.	1,314
10		ENSCO International, Inc.	284
10		EOG Resources, Inc.	666
280		ExxonMobil Corp.	22,352
20		Hess Corp.	1,073
30		Marathon Oil Corp.	821
20		Murphy Oil Corp.	887
20	@, @@	Nabors Industries Ltd.	239
20		Noble Corp.	441
50		Occidental Petroleum Corp.	3,000
10		Questar Corp.	327
20	@	Southwestern Energy Co.	579
10		Sunoco, Inc.	435
30		Tesoro Corp.	395
40		Valero Energy Corp.	866
20		XTO Energy, Inc.	705

			49,986

Oil & Gas Services: 0.1%
20		Baker Hughes, Inc.	641
10		BJ Services Co.	117
40	@	Cameron International Corp.	820
30		Halliburton Co.	545
30	@	National Oilwell Varco, Inc.	733
60		Schlumberger Ltd.	2,540
30		Smith International, Inc.	687

			6,083

Packaging & Containers: 0.0%
10		Ball Corp.	416
10		Bemis Co.	237

			653

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Pharmaceuticals: 0.2%
80		Abbott Laboratories	$4,270
10		Allergan, Inc.	403
10		AmerisourceBergen Corp.	357
110		Bristol-Myers Squibb Co.	2,558
10		Cardinal Health, Inc.	345
70		Eli Lilly & Co.	2,819
20	@	Express Scripts, Inc.	1,100
30	@	Forest Laboratories, Inc.	764
26	@	King Pharmaceuticals, Inc.	276
30	@	Medco Health Solutions, Inc.	1,257
110		Merck & Co., Inc.	3,344
20	@	Mylan Laboratories	198
370		Pfizer, Inc.	6,553
100		Schering-Plough Corp.	1,703
20	@	Watson Pharmaceuticals, Inc.	531
70		Wyeth	2,626

			29,104

Pipelines: 0.0%
40		El Paso Corp.	313
30		Spectra Energy Corp.	472
10		Williams Cos., Inc.	145

			930

Retail: 0.2%
10	@	Autozone, Inc.	1,395
10		Best Buy Co., Inc.	281
20	@	Big Lots, Inc.	290
20		Costco Wholesale Corp.	1,050
81		CVS Caremark Corp.	2,328
20		Family Dollar Stores, Inc.	521
10	@	GameStop Corp.	217
50		Gap, Inc.	670
90		Home Depot, Inc.	2,072
10	@	Kohl’s Corp.	362
40		Limited Brands, Inc.	402
80		Lowe’s Cos., Inc.	1,722
20		Macy’s, Inc.	207
60		McDonald’s Corp.	3,731
20		RadioShack Corp.	239
40		Staples, Inc.	717
40	@	Starbucks Corp.	378
30		Target Corp.	1,036
20		TJX Cos., Inc.	411
50		Walgreen Co.	1,234
130		Wal-Mart Stores, Inc.	7,288
20		Yum! Brands, Inc.	630

			27,181

Savings & Loans: 0.0%
100		Hudson City Bancorp., Inc.	1,596

			1,596

Semiconductors: 0.1%
20		Altera Corp.	334
10		Analog Devices, Inc.	190
80		Applied Materials, Inc.	810
20	@	Broadcom Corp.	339
290		Intel Corp.	4,251
10		KLA-Tencor Corp.	218
60	@	LSI Logic Corp.	197
10	@	MEMC Electronic Materials, Inc.	143
40		National Semiconductor Corp.	403

Shares			Value

Semiconductors: (continued)
30	@	QLogic Corp.	$403
80		Texas Instruments, Inc.	1,242
20		Xilinx, Inc.	356

			8,886

Software: 0.1%
30	@	Adobe Systems, Inc.	639
20	@	Autodesk, Inc.	393
10	@	BMC Software, Inc.	269
50		CA, Inc.	927
10	@	Compuware Corp.	68
20	@	Electronic Arts, Inc.	321
30		Fidelity National Information Services, Inc.	488
10	@	Fiserv, Inc.	364
50		IMS Health, Inc.	758
410		Microsoft Corp.	7,970
210	@	Oracle Corp.	3,723
10	@	Salesforce.com, Inc.	320

			16,240

Telecommunications: 0.2%
293		AT&T, Inc.	8,351
10		CenturyTel, Inc.	273
320	@	Cisco Systems, Inc.	5,216
90		Corning, Inc.	858
12		Embarq Corp.	432
10		Harris Corp.	381
20	@	Juniper Networks, Inc.	350
80		Motorola, Inc.	354
80		Qualcomm, Inc.	2,866
90		Qwest Communications International, Inc.	328
130		Sprint Nextel Corp.	238
150		Verizon Communications, Inc.	5,085
70		Windstream Corp.	644

			25,376

Toys/Games/Hobbies: 0.0%
20		Hasbro, Inc.	583

			583

Transportation: 0.1%
20		Burlington Northern Santa Fe Corp.	1,514
10		CH Robinson Worldwide, Inc.	550
10		CSX Corp.	325
10		Expeditors International Washington, Inc.	333
10		FedEx Corp.	642
10		Norfolk Southern Corp.	471
10		Ryder System, Inc.	388
20		Union Pacific Corp.	956
40		United Parcel Service, Inc. - Class B	2,206

			7,385

		Total Common Stock (Cost $517,413)	419,467

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Apartments: 0.1%
20		Apartment Investment & Management Co.	231
10		AvalonBay Communities, Inc.	606
30		Equity Residential	895

			1,732

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 10	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Diversified: 0.0%
10		Vornado Realty Trust	$604

			604

Health Care: 0.0%
40		HCP, Inc.	1,111

			1,111

Hotels: 0.0%
70		Host Hotels & Resorts, Inc.	530

			530

Regional Malls: 0.0%
20		Simon Property Group, Inc.	1,063

			1,063

Storage: 0.0%
10		Public Storage, Inc.	795

			795

Warehouse/Industrial: 0.0%
30		Prologis	417

			417

		Total Real Estate Investment Trusts (Cost $7,005)	6,252

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 86.5%
Federal Home Loan Mortgage Corporation##: 43.4%
$6,000,000	^, Z	2.230%, due 01/15/13	$5,485,926

			5,485,926

Federal National Mortgage Association##: 16.1%
2,222,000	^, Z	2.140%, due 01/15/13	2,039,800

			2,039,800

Other U.S. Agency Obligations: 27.0%
1,200,000	Z	Financing Corp., 2.210%, due 10/06/12	1,106,771
2,500,000	Z	Resolution Funding Corp., 2.070%, due 01/15/13	2,304,080

			3,410,851

		Total U.S. Government Agency Obligations (Cost $10,384,445)	10,936,577

U.S. TREASURY OBLIGATIONS: 9.4%
U.S. Treasury STRIP COUPON: 9.4%
1,258,000	Z	1.594%, due 11/15/12	1,188,685

		Total U.S. Treasury Obligations (Cost $1,130,715)	1,188,685

		Total Long-Term Investments (Cost $12,039,578)	12,550,981

Shares			Value
SHORT-TERM INVESTMENTS: 0.9%
Affiliated Mutual Fund: 0.9%
120,000	ING Institutional Prime Money Market Fund - Class I		$120,000

	Total Short-Term Investments (Cost $120,000)		120,000

	Total Investments in Securities (Cost $12,159,578)*	100.2%	$12,670,981
	Other Assets and Liabilities - Net	(0.2)	(25,840)

	Net Assets	100.0%	$12,645,141

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $12,279,943.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$494,880
Gross Unrealized Depreciation	(103,842)

Net Unrealized Appreciation	$391,038

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$545,719	$—
Level 2 — Other Significant Observable Inputs	12,125,262	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$12,670,981	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 11	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 79.2%
Federal Home Loan Mortgage Corporation##: 17.0%
$3,000,000	^, Z	2.230%, due 01/15/13	$2,742,975

			2,742,975

Federal National Mortgage Association##: 20.3%
3,500,000	^^, Z	1.640%, due 02/21/13	3,272,595

			3,272,595

Other U.S. Agency Obligations: 41.9%
1,210,000	Z	Financing Corp., 2.290%, due 05/11/13	1,098,527
2,500,000	Z	Financing Corp., 2.360%, due 09/26/13	2,244,960
2,500,000	Z	Resolution Funding Corp., 2.070%, due 01/15/13	2,304,080
1,200,000	Z	Resolution Funding Corp., Interest STRIP, 2.100%, due 04/15/13	1,099,760

			6,747,327

		Total U.S. Government Agency Obligations (Cost $12,265,540)	12,762,897

U.S. TREASURY OBLIGATIONS: 21.4%
U.S. Treasury STRIP COUPON: 21.4%
3,686,000	Z	1.560%, due 02/15/13	3,457,147

		Total U.S. Treasury Obligations (Cost $3,269,577)	3,457,147

		Total Long-Term Investments (Cost $15,535,117)	16,220,044

Shares			Value
SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
161,000	ING Institutional Prime Money Market Fund - Class I		$161,000

	Total Short-Term Investments (Cost $161,000)		161,000

	Total Investments in Securities (Cost $15,696,117)*	101.6%	$16,381,044
	Other Assets and Liabilities - Net	(1.6)	(261,965)

	Net Assets	100.0%	$16,119,079

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $15,734,776.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$667,003
Gross Unrealized Depreciation	(20,735)

Net Unrealized Appreciation	$646,268

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$161,000	$—
Level 2 — Other Significant Observable Inputs	16,220,044	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$16,381,044	$—

“ Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 2.2%
Advertising: 0.0%
140	@	Interpublic Group of Cos., Inc.	$554
50		Omnicom Group	1,346

			1,900

Aerospace/Defense: 0.1%
40		Boeing Co.	1,707
30		General Dynamics Corp.	1,728
20		Goodrich Corp.	740
20		L-3 Communications Holdings, Inc.	1,476
20		Lockheed Martin Corp.	1,682
40		Northrop Grumman Corp.	1,802
40		Raytheon Co.	2,042
50		United Technologies Corp.	2,680

			13,857

Agriculture: 0.1%
160		Altria Group, Inc.	2,410
50		Archer-Daniels-Midland Co.	1,442
10		Lorillard, Inc.	564
130		Philip Morris International, Inc.	5,656
20		Reynolds American, Inc.	806

			10,878

Airlines: 0.0%
60		Southwest Airlines Co.	517

			517

Apparel: 0.0%
40	@	Coach, Inc.	831
30		Nike, Inc.	1,530
10		Polo Ralph Lauren Corp.	454
10		VF Corp.	548

			3,363

Auto Manufacturers: 0.0%
71	@	Ford Motor Co.	163
50		General Motors Corp.	160

			323

Auto Parts & Equipment: 0.0%
50		Johnson Controls, Inc.	908

			908

Banks: 0.2%
288		Bank of America Corp.	4,055
80		Bank of New York Mellon Corp.	2,266
70		BB&T Corp.	1,922
40		Capital One Financial Corp.	1,276
320		Citigroup, Inc.	2,147
30		Fifth Third Bancorp.	248
30		Goldman Sachs Group, Inc.	2,532
60		Huntington Bancshares, Inc.	460
227		JPMorgan Chase & Co.	7,157
10		M&T Bank Corp.	574
30		Marshall & Ilsley Corp.	409
60		Morgan Stanley	962
80		National City Corp.	145
20		Northern Trust Corp.	1,043
30		PNC Financial Services Group, Inc.	1,470
87		Regions Financial Corp.	693
40		State Street Corp.	1,573
30		SunTrust Bank	886
140		US Bancorp.	3,501

Shares			Value

Banks: (continued)
93		Wachovia Corp.	$515
250		Wells Fargo & Co.	7,370

			41,204

Beverages: 0.1%
10		Brown-Forman Corp.	515
120		Coca-Cola Co.	5,432
20		Coca-Cola Enterprises, Inc.	241
20	@	Constellation Brands, Inc.	315
10	@	Dr Pepper Snapple Group, Inc.	163
10		Molson Coors Brewing Co.	489
40		Pepsi Bottling Group, Inc.	900
70		PepsiCo, Inc.	3,834

			11,889

Biotechnology: 0.1%
70	@	Amgen, Inc.	4,043
20	@	Biogen Idec, Inc.	953
30	@	Celgene Corp.	1,658
10	@	Genzyme Corp.	664
60	@	Gilead Sciences, Inc.	3,068
23	@	Life Technologies Corp.	536

			10,922

Chemicals: 0.0%
10		Air Products & Chemicals, Inc.	503
10		CF Industries Holdings, Inc.	492
60		Dow Chemical Co.	905
50		EI Du Pont de Nemours & Co.	1,265
20		International Flavors & Fragrances, Inc.	594
30		Monsanto Co.	2,111
20		PPG Industries, Inc.	849
10		Praxair, Inc.	594
10		Rohm & Haas Co.	618
10		Sherwin-Williams Co.	598
10		Sigma-Aldrich Corp.	422

			8,951

Coal: 0.0%
20		Peabody Energy Corp.	455

			455

Commercial Services: 0.0%
10	@	Apollo Group, Inc. - Class A	766
30		Automatic Data Processing, Inc.	1,180
40		H&R Block, Inc.	909
10		McKesson Corp.	387
10		Moody’s Corp.	201
10		Paychex, Inc.	263
20		Robert Half International, Inc.	416
50		RR Donnelley & Sons Co.	679
60		Western Union Co.	860

			5,661

Computers: 0.1%
10	@	Affiliated Computer Services, Inc.	460
60	@	Apple, Inc.	5,121
20	@	Computer Sciences Corp.	703
130	@	Dell, Inc.	1,331
150	@	EMC Corp.	1,571
180		Hewlett-Packard Co.	6,532
90		International Business Machines Corp.	7,574
20	@	Lexmark International, Inc.	538

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Computers: (continued)
20	@	NetApp, Inc.	$279
30	@	Teradata Corp.	445

			24,554

Cosmetics/Personal Care: 0.1%
20		Avon Products, Inc.	481
10		Colgate-Palmolive Co.	685
10		Estee Lauder Cos., Inc.	310
190		Procter & Gamble Co.	11,746

			13,222

Distribution/Wholesale: 0.0%
30		Genuine Parts Co.	1,136

			1,136

Diversified Financial Services: 0.0%
60		American Express Co.	1,113
30		Ameriprise Financial, Inc.	701
70		Charles Schwab Corp.	1,132
10		CME Group, Inc.	2,081
50		Discover Financial Services	477
10		Federated Investors, Inc.	170
20		Invesco Ltd.	289
70		Merrill Lynch & Co., Inc.	815
20	@	Nasdaq Stock Market, Inc.	494
20		NYSE Euronext	548
30	@	SLM Corp.	267
10		T. Rowe Price Group, Inc.	354

			8,441

Electric: 0.1%
100	@	AES Corp.	824
10		Allegheny Energy, Inc.	339
30		American Electric Power Co., Inc.	998
30		CMS Energy Corp.	303
10		Constellation Energy Group, Inc.	251
50		Dominion Resources, Inc.	1,792
50		DTE Energy Co.	1,784
50		Duke Energy Corp.	751
40		Edison International	1,285
20		Entergy Corp.	1,663
40		Exelon Corp.	2,224
30		FirstEnergy Corp.	1,457
30		FPL Group, Inc.	1,510
30		Pacific Gas & Electric Co.	1,161
40		Public Service Enterprise Group, Inc.	1,167
20		Southern Co.	740

			18,249

Electrical Components & Equipment: 0.0%
50		Emerson Electric Co.	1,831

			1,831

Electronics: 0.0%
30	@	Agilent Technologies, Inc.	469
10		Amphenol Corp.	240
30		Jabil Circuit, Inc.	203
40	@	Thermo Electron Corp.	1,363
35	@@	Tyco Electronics Ltd.	567
10	@	Waters Corp.	367

			3,209

Shares			Value

Engineering & Construction: 0.0%
20		Fluor Corp.	$897

			897

Environmental Control: 0.0%
9		Republic Services, Inc.	223

			223

Food: 0.0%
50		ConAgra Foods, Inc.	825
10		General Mills, Inc.	608
20		HJ Heinz Co.	752
10		JM Smucker Co.	434
20		Kellogg Co.	877
74		Kraft Foods, Inc.	1,987
30		Kroger Co.	792
10		McCormick & Co., Inc.	319
40		Safeway, Inc.	951
90		Sara Lee Corp.	881
20		Supervalu, Inc.	292
50		Sysco Corp.	1,147

			9,865

Forest Products & Paper: 0.0%
40		International Paper Co.	472

			472

Gas: 0.0%
70		CenterPoint Energy, Inc.	883
30		Sempra Energy	1,279

			2,162

Hand/Machine Tools: 0.0%
20		Black & Decker Corp.	836
10		Snap-On, Inc.	394
20		Stanley Works	682

			1,912

Healthcare - Products: 0.1%
40		Baxter International, Inc.	2,144
20		Becton Dickinson & Co.	1,368
110	@	Boston Scientific Corp.	851
20	@@	Covidien Ltd.	725
10		CR Bard, Inc.	843
160		Johnson & Johnson	9,573
70		Medtronic, Inc.	2,199
30	@	St. Jude Medical, Inc.	989
10		Stryker Corp.	400
10	@	Varian Medical Systems, Inc.	350
20	@	Zimmer Holdings, Inc.	808

			20,250

Healthcare - Services: 0.0%
40		Aetna, Inc.	1,140
40		Cigna Corp.	674
10	@	DaVita, Inc.	496
20	@	Humana, Inc.	746
20	@	Laboratory Corp. of America Holdings	1,288
10		Quest Diagnostics	519
80		UnitedHealth Group, Inc.	2,128
40	@	WellPoint, Inc.	1,685

			8,676

Home Builders: 0.0%
20		KB Home	272

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Home Builders: (continued)
20		Lennar Corp.	$173
30		Pulte Homes, Inc.	328

			773

Household Products/Wares: 0.0%
20		Avery Dennison Corp.	655
10		Clorox Co.	556
20		Fortune Brands, Inc.	826
40		Kimberly-Clark Corp.	2,110

			4,147

Insurance: 0.1%
50		Aflac, Inc.	2,292
10		Allstate Corp.	328
70		American International Group, Inc.	110
30		AON Corp.	1,370
10		Assurant, Inc.	300
30		Chubb Corp.	1,530
20		Lincoln National Corp.	377
28		Loews Corp.	791
30		Marsh & McLennan Cos., Inc.	728
50		Metlife, Inc.	1,743
10		Progressive Corp.	148
20		Prudential Financial, Inc.	605
30		Torchmark Corp.	1,341
40		Travelers Cos., Inc.	1,808
50		UnumProvident Corp.	930

			14,401

Internet: 0.0%
10	@	Akamai Technologies, Inc.	151
20	@	Amazon.com, Inc.	1,026
100	@	eBay, Inc.	1,396
10	@	Google, Inc. - Class A	3,077
60	@	Symantec Corp.	811
80	@	Yahoo!, Inc.	976

			7,437

Iron/Steel: 0.0%
20		Nucor Corp.	924
10		United States Steel Corp.	372

			1,296

Leisure Time: 0.0%
30		Carnival Corp.	730

			730

Machinery - Construction & Mining: 0.0%
40		Caterpillar, Inc.	1,787

			1,787

Machinery - Diversified: 0.0%
20		Cummins, Inc.	535
30		Deere & Co.	1,150
10		Flowserve Corp.	515
10		Manitowoc Co., Inc.	87
10		Rockwell Automation, Inc.	322

			2,609

Media: 0.1%
205		Comcast Corp. - Class A	3,460
50	@	DIRECTV Group, Inc.	1,146
10		McGraw-Hill Cos., Inc.	232
130		News Corp. - Class A	1,182

Shares			Value

Media: (continued)
270		Time Warner, Inc.	$2,716
30	@	Viacom - Class B	572
120		Walt Disney Co.	2,723

			12,031

Metal Fabricate/Hardware: 0.0%
20		Precision Castparts Corp.	1,190

			1,190

Mining: 0.0%
32		Freeport-McMoRan Copper & Gold, Inc.	782
20		Newmont Mining Corp.	814

			1,596

Miscellaneous Manufacturing: 0.1%
40		3M Co.	2,302
20		Cooper Industries Ltd.	585
10		Danaher Corp.	566
40		Dover Corp.	1,317
40		Eastman Kodak Co.	263
10		Eaton Corp.	497
640		General Electric Co.	10,368
60		Honeywell International, Inc.	1,970
20	@@	Ingersoll-Rand Co.	347
20		ITT Corp.	920
20		Leggett & Platt, Inc.	304
20		Parker Hannifin Corp.	851
30		Textron, Inc.	416
15	@@	Tyco International Ltd.	324

			21,030

Office/Business Equipment: 0.0%
60		Pitney Bowes, Inc.	1,529
60		Xerox Corp.	478

			2,007

Oil & Gas: 0.3%
30		Anadarko Petroleum Corp.	1,157
20		Apache Corp.	1,491
140		Chevron Corp.	10,356
110		ConocoPhillips	5,698
20		Devon Energy Corp.	1,314
10		ENSCO International, Inc.	284
10		EOG Resources, Inc.	666
350		ExxonMobil Corp.	27,941
20		Hess Corp.	1,073
40		Marathon Oil Corp.	1,094
20		Murphy Oil Corp.	887
30	@, @@	Nabors Industries Ltd.	359
30		Noble Corp.	663
10		Noble Energy, Inc.	492
60		Occidental Petroleum Corp.	3,599
10		Questar Corp.	327
20	@	Southwestern Energy Co.	579
10		Sunoco, Inc.	435
30		Tesoro Corp.	395
60		Valero Energy Corp.	1,298
27		XTO Energy, Inc.	952

			61,060

Oil & Gas Services: 0.0%
20		Baker Hughes, Inc.	641
20		BJ Services Co.	233

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: (continued)
40	@	Cameron International Corp.	$820
30		Halliburton Co.	545
40	@	National Oilwell Varco, Inc.	978
80		Schlumberger Ltd.	3,386
30		Smith International, Inc.	687

			7,290

Packaging & Containers: 0.0%
10		Ball Corp.	416
10		Bemis Co.	237

			653

Pharmaceuticals: 0.2%
100		Abbott Laboratories	5,337
10		Allergan, Inc.	403
10		AmerisourceBergen Corp.	357
130		Bristol-Myers Squibb Co.	3,023
10		Cardinal Health, Inc.	345
90		Eli Lilly & Co.	3,624
20	@	Express Scripts, Inc.	1,100
30	@	Forest Laboratories, Inc.	764
39	@	King Pharmaceuticals, Inc.	414
30	@	Medco Health Solutions, Inc.	1,257
140		Merck & Co., Inc.	4,256
20	@	Mylan Laboratories	198
450		Pfizer, Inc.	7,970
110		Schering-Plough Corp.	1,873
20	@	Watson Pharmaceuticals, Inc.	531
90		Wyeth	3,376

			34,828

Pipelines: 0.0%
50		El Paso Corp.	392
40		Spectra Energy Corp.	630
10		Williams Cos., Inc.	145

			1,167

Retail: 0.1%
10	@	Autozone, Inc.	1,395
10		Best Buy Co., Inc.	281
20	@	Big Lots, Inc.	290
20		Costco Wholesale Corp.	1,050
94		CVS Caremark Corp.	2,702
20		Family Dollar Stores, Inc.	521
20	@	GameStop Corp.	433
70		Gap, Inc.	937
100		Home Depot, Inc.	2,302
10	@	Kohl’s Corp.	362
50		Limited Brands, Inc.	502
100		Lowe’s Cos., Inc.	2,152
20		Macy’s, Inc.	207
80		McDonald’s Corp.	4,975
20		RadioShack Corp.	239
50		Staples, Inc.	896
50	@	Starbucks Corp.	473
40		Target Corp.	1,381
30		TJX Cos., Inc.	617
60		Walgreen Co.	1,480
160		Wal-Mart Stores, Inc.	8,970
20		Yum! Brands, Inc.	630

			32,795

Shares			Value

Savings & Loans: 0.0%
120		Hudson City Bancorp., Inc.	$1,915

			1,915

Semiconductors: 0.1%
20		Altera Corp.	334
10		Analog Devices, Inc.	190
90		Applied Materials, Inc.	912
30	@	Broadcom Corp.	509
350		Intel Corp.	5,131
10		KLA-Tencor Corp.	218
70	@	LSI Logic Corp.	230
10	@	MEMC Electronic Materials, Inc.	143
50		National Semiconductor Corp.	504
30	@	QLogic Corp.	403
90		Texas Instruments, Inc.	1,397
20		Xilinx, Inc.	356

			10,327

Software: 0.1%
30	@	Adobe Systems, Inc.	639
20	@	Autodesk, Inc.	393
10	@	BMC Software, Inc.	269
60		CA, Inc.	1,112
10	@	Compuware Corp.	68
20	@	Electronic Arts, Inc.	321
40		Fidelity National Information Services, Inc.	651
20	@	Fiserv, Inc.	727
60		IMS Health, Inc.	910
500		Microsoft Corp.	9,720
250	@	Oracle Corp.	4,433
10	@	Salesforce.com, Inc.	320

			19,563

Telecommunications: 0.1%
347		AT&T, Inc.	9,890
10		CenturyTel, Inc.	273
380	@	Cisco Systems, Inc.	6,194
110		Corning, Inc.	1,048
20		Embarq Corp.	719
10		Harris Corp.	381
40	@	Juniper Networks, Inc.	700
100		Motorola, Inc.	443
90		Qualcomm, Inc.	3,225
110		Qwest Communications International, Inc.	400
150		Sprint Nextel Corp.	275
180		Verizon Communications, Inc.	6,102
80		Windstream Corp.	736

			30,386

Toys/Games/Hobbies: 0.0%
30		Hasbro, Inc.	875

			875

Transportation: 0.0%
20		Burlington Northern Santa Fe Corp.	1,514
10		CH Robinson Worldwide, Inc.	550
20		CSX Corp.	649
10		Expeditors International Washington, Inc.	333
10		FedEx Corp.	642
20		Norfolk Southern Corp.	941

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Transportation: (continued)
10		Ryder System, Inc.	$388
20		Union Pacific Corp.	956
40		United Parcel Service, Inc. - Class B	2,206

			8,179

		Total Common Stock (Cost $598,463)	505,999

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
30		Apartment Investment & Management Co.	347
10		AvalonBay Communities, Inc.	606
30		Equity Residential	895

			1,848

Diversified: 0.0%
10		Vornado Realty Trust	604

			604

Health Care: 0.0%
50		HCP, Inc.	1,389

			1,389

Hotels: 0.0%
80		Host Hotels & Resorts, Inc.	606

			606

Regional Malls: 0.0%
20		Simon Property Group, Inc.	1,063

			1,063

Storage: 0.0%
10		Public Storage, Inc.	795

			795

Warehouse/Industrial: 0.0%
40		Prologis	556

			556

		Total Real Estate Investment Trusts (Cost $9,193)	6,861

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 85.8%
Federal National Mortgage Association##: 38.7%
$7,640,000	^, Z	2.200%, due 07/15/13	$6,937,464
2,291,000	Z	2.350%, due 09/15/13	2,059,969

			8,997,433

Other U.S. Agency Obligations: 47.1%
6,000,000	Z	Financing Corp., 2.300%, due 06/06/13	5,438,350
6,000,000	Z	Resolution Funding Corp., Interest STRIP, 2.100%, due 04/15/13	5,498,802

			10,937,152

		Total U.S. Government Agency Obligations (Cost $18,935,655)	19,934,585

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 11.6%
U.S. Treasury STRIP COUPON: 11.6%
$2,891,000	Z	1.539%, due 05/15/13	$2,704,973

		Total U.S. Treasury Obligations (Cost $2,545,449)	2,704,973

		Total Long-Term Investments (Cost $22,088,760)	23,152,418

Shares			Value
SHORT-TERM INVESTMENTS: 0.6%
Affiliated Mutual Fund: 0.6%
144,000	ING Institutional Prime Money Market Fund - Class I		$144,000

	Total Short-Term Investments (Cost $144,000)		144,000

	Total Investments in Securities (Cost $22,232,760)*	100.2%	$23,296,418
	Other Assets and Liabilities - Net	(0.2)	(51,175)

	Net Assets	100.0%	$23,245,243

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $22,589,239.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,166,402
Gross Unrealized Depreciation	(459,223)

Net Unrealized Appreciation	$707,179

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 12	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$656,860	$—
Level 2 — Other Significant Observable Inputs	22,639,558	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$23,296,418	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 0.7%
Advertising: 0.0%
80	@	Interpublic Group of Cos., Inc.	$317
30		Omnicom Group	808

			1,125

Aerospace/Defense: 0.0%
30		Boeing Co.	1,280
20		General Dynamics Corp.	1,152
10		Goodrich Corp.	370
10		L-3 Communications Holdings, Inc.	738
10		Lockheed Martin Corp.	841
30		Northrop Grumman Corp.	1,351
30		Raytheon Co.	1,531
30		United Technologies Corp.	1,608

			8,871

Agriculture: 0.0%
90		Altria Group, Inc.	1,355
30		Archer-Daniels-Midland Co.	865
10		Lorillard, Inc.	564
80		Philip Morris International, Inc.	3,481
10		Reynolds American, Inc.	403

			6,668

Airlines: 0.0%
40		Southwest Airlines Co.	345

			345

Apparel: 0.0%
20	@	Coach, Inc.	415
10		Nike, Inc.	510
10		Polo Ralph Lauren Corp.	454

			1,379

Auto Manufacturers: 0.0%
43	@	Ford Motor Co.	98
30		General Motors Corp.	96

			194

Auto Parts & Equipment: 0.0%
30		Johnson Controls, Inc.	545

			545

Banks: 0.1%
177		Bank of America Corp.	2,492
50		Bank of New York Mellon Corp.	1,417
40		BB&T Corp.	1,098
20		Capital One Financial Corp.	638
190		Citigroup, Inc.	1,275
20		Fifth Third Bancorp.	165
20		Goldman Sachs Group, Inc.	1,688
40		Huntington Bancshares, Inc.	306
141		JPMorgan Chase & Co.	4,446
10		M&T Bank Corp.	574
20		Marshall & Ilsley Corp.	273
30		Morgan Stanley	481
50		National City Corp.	91
10		Northern Trust Corp.	521
20		PNC Financial Services Group, Inc.	980
50		Regions Financial Corp.	398
20		State Street Corp.	787
20		SunTrust Bank	591
80		US Bancorp.	2,001
70		Wachovia Corp.	388

Shares			Value

Banks: (continued)
150		Wells Fargo & Co.	$4,422

			25,032

Beverages: 0.0%
70		Coca-Cola Co.	3,169
10		Coca-Cola Enterprises, Inc.	120
10	@	Constellation Brands, Inc.	158
10	@	Dr Pepper Snapple Group, Inc.	163
10		Molson Coors Brewing Co.	489
30		Pepsi Bottling Group, Inc.	675
40		PepsiCo, Inc.	2,191

			6,965

Biotechnology: 0.0%
40	@	Amgen, Inc.	2,310
10	@	Biogen Idec, Inc.	476
20	@	Celgene Corp.	1,106
10	@	Genzyme Corp.	664
30	@	Gilead Sciences, Inc.	1,534
14	@	Life Technologies Corp.	326

			6,416

Chemicals: 0.0%
10		Air Products & Chemicals, Inc.	503
30		Dow Chemical Co.	453
30		EI Du Pont de Nemours & Co.	759
10		International Flavors & Fragrances, Inc.	297
20		Monsanto Co.	1,407
20		PPG Industries, Inc.	849
10		Praxair, Inc.	594
10		Rohm & Haas Co.	618
10		Sherwin-Williams Co.	598
10		Sigma-Aldrich Corp.	422

			6,500

Coal: 0.0%
10		Peabody Energy Corp.	228

			228

Commercial Services: 0.0%
10	@	Apollo Group, Inc. - Class A	766
20		Automatic Data Processing, Inc.	787
20		H&R Block, Inc.	454
10		McKesson Corp.	387
10		Moody’s Corp.	201
10		Paychex, Inc.	263
10		Robert Half International, Inc.	208
30		RR Donnelley & Sons Co.	407
30		Western Union Co.	430

			3,903

Computers: 0.1%
10	@	Affiliated Computer Services, Inc.	460
40	@	Apple, Inc.	3,414
10	@	Computer Sciences Corp.	351
90	@	Dell, Inc.	922
90	@	EMC Corp.	942
110		Hewlett-Packard Co.	3,992
60		International Business Machines Corp.	5,050
10	@	Lexmark International, Inc.	269
10	@	NetApp, Inc.	140
20	@	Teradata Corp.	297

			15,837

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.0%
10		Avon Products, Inc.	$240
10		Colgate-Palmolive Co.	685
10		Estee Lauder Cos., Inc.	310
120		Procter & Gamble Co.	7,418

			8,653

Distribution/Wholesale: 0.0%
10		Genuine Parts Co.	379

			379

Diversified Financial Services: 0.0%
40		American Express Co.	742
20		Ameriprise Financial, Inc.	467
40		Charles Schwab Corp.	647
30		Discover Financial Services	286
10		Federated Investors, Inc.	170
20		Invesco Ltd.	289
50		Merrill Lynch & Co., Inc.	582
10	@	Nasdaq Stock Market, Inc.	247
10		NYSE Euronext	274
20	@	SLM Corp.	178
10		T. Rowe Price Group, Inc.	354

			4,236

Electric: 0.0%
60	@	AES Corp.	494
10		Allegheny Energy, Inc.	339
20		American Electric Power Co., Inc.	666
20		CMS Energy Corp.	202
10		Constellation Energy Group, Inc.	251
30		Dominion Resources, Inc.	1,075
30		DTE Energy Co.	1,070
30		Duke Energy Corp.	450
30		Edison International	964
10		Entergy Corp.	831
20		Exelon Corp.	1,112
20		FirstEnergy Corp.	972
20		FPL Group, Inc.	1,007
20		Pacific Gas & Electric Co.	774
20		Public Service Enterprise Group, Inc.	583
10		Southern Co.	370

			11,160

Electrical Components & Equipment: 0.0%
30		Emerson Electric Co.	1,098

			1,098

Electronics: 0.0%
20	@	Agilent Technologies, Inc.	313
10		Amphenol Corp.	240
20		Jabil Circuit, Inc.	135
20	@	Thermo Electron Corp.	681
25	@@	Tyco Electronics Ltd.	405
10	@	Waters Corp.	367

			2,141

Engineering & Construction: 0.0%
10		Fluor Corp.	449

			449

Environmental Control: 0.0%
4		Republic Services, Inc.	99

			99

Shares			Value

Food: 0.0%
40		ConAgra Foods, Inc.	$660
10		General Mills, Inc.	608
10		HJ Heinz Co.	376
10		JM Smucker Co.	434
10		Kellogg Co.	439
45		Kraft Foods, Inc.	1,208
20		Kroger Co.	528
10		McCormick & Co., Inc.	319
20		Safeway, Inc.	475
50		Sara Lee Corp.	490
10		Supervalu, Inc.	146
30		Sysco Corp.	688

			6,371

Forest Products & Paper: 0.0%
30		International Paper Co.	354

			354

Gas: 0.0%
40		CenterPoint Energy, Inc.	505
20		Sempra Energy	853

			1,358

Hand/Machine Tools: 0.0%
10		Black & Decker Corp.	418
10		Snap-On, Inc.	394
10		Stanley Works	341

			1,153

Healthcare - Products: 0.0%
20		Baxter International, Inc.	1,072
10		Becton Dickinson & Co.	684
60	@	Boston Scientific Corp.	464
15	@@	Covidien Ltd.	544
100		Johnson & Johnson	5,983
40		Medtronic, Inc.	1,257
10	@	St. Jude Medical, Inc.	330
10		Stryker Corp.	400
10	@	Varian Medical Systems, Inc.	350
10	@	Zimmer Holdings, Inc.	404

			11,488

Healthcare - Services: 0.0%
30		Aetna, Inc.	855
20		Cigna Corp.	337
10	@	DaVita, Inc.	496
10	@	Humana, Inc.	373
10	@	Laboratory Corp. of America Holdings	644
10		Quest Diagnostics	519
50		UnitedHealth Group, Inc.	1,330
20	@	WellPoint, Inc.	843

			5,397

Home Builders: 0.0%
10		KB Home	136
10		Lennar Corp.	87
20		Pulte Homes, Inc.	219

			442

Household Products/Wares: 0.0%
20		Avery Dennison Corp.	655
10		Fortune Brands, Inc.	413
20		Kimberly-Clark Corp.	1,055

			2,123

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Insurance: 0.0%
30		Aflac, Inc.	$1,375
10		Allstate Corp.	328
40		American International Group, Inc.	63
20		AON Corp.	914
10		Assurant, Inc.	300
20		Chubb Corp.	1,020
10		Lincoln National Corp.	188
20		Loews Corp.	565
20		Marsh & McLennan Cos., Inc.	485
30		Metlife, Inc.	1,046
10		Progressive Corp.	148
10		Prudential Financial, Inc.	303
20		Torchmark Corp.	894
30		Travelers Cos., Inc.	1,356
30		UnumProvident Corp.	558

			9,543

Internet: 0.0%
10	@	Akamai Technologies, Inc.	151
10	@	Amazon.com, Inc.	513
60	@	eBay, Inc.	838
10	@	Google, Inc. - Class A	3,077
40	@	Symantec Corp.	541
50	@	Yahoo!, Inc.	610

			5,730

Iron/Steel: 0.0%
10		Nucor Corp.	462
10		United States Steel Corp.	372

			834

Leisure Time: 0.0%
20		Carnival Corp.	486

			486

Machinery - Construction & Mining: 0.0%
30		Caterpillar, Inc.	1,340

			1,340

Machinery - Diversified: 0.0%
10		Cummins, Inc.	267
20		Deere & Co.	766
10		Flowserve Corp.	515
10		Manitowoc Co., Inc.	87
10		Rockwell Automation, Inc.	322

			1,957

Media: 0.0%
120		Comcast Corp. - Class A	2,026
30	@	DIRECTV Group, Inc.	687
10		McGraw-Hill Cos., Inc.	232
80		News Corp. - Class A	727
160		Time Warner, Inc.	1,610
20	@	Viacom - Class B	381
70		Walt Disney Co.	1,588

			7,251

Metal Fabricate/Hardware: 0.0%
10		Precision Castparts Corp.	595

			595

Mining: 0.0%
23		Freeport-McMoRan Copper & Gold, Inc.	562

Shares			Value

Mining: (continued)
10		Newmont Mining Corp.	$407

			969

Miscellaneous Manufacturing: 0.1%
30		3M Co.	1,726
10		Cooper Industries Ltd.	292
20		Dover Corp.	658
20		Eastman Kodak Co.	132
10		Eaton Corp.	497
390		General Electric Co.	6,318
40		Honeywell International, Inc.	1,313
20	@@	Ingersoll-Rand Co.	347
10		ITT Corp.	460
10		Leggett & Platt, Inc.	152
10		Parker Hannifin Corp.	425
10		Textron, Inc.	139
5	@@	Tyco International Ltd.	108

			12,567

Office/Business Equipment: 0.0%
40		Pitney Bowes, Inc.	1,019
40		Xerox Corp.	319

			1,338

Oil & Gas: 0.1%
20		Anadarko Petroleum Corp.	771
10		Apache Corp.	745
80		Chevron Corp.	5,918
70		ConocoPhillips	3,626
10		Devon Energy Corp.	657
10		ENSCO International, Inc.	284
10		EOG Resources, Inc.	666
210		ExxonMobil Corp.	16,764
10		Hess Corp.	536
20		Marathon Oil Corp.	547
10		Murphy Oil Corp.	444
20	@, @@	Nabors Industries Ltd.	239
20		Noble Corp.	442
30		Occidental Petroleum Corp.	1,800
10		Questar Corp.	327
10	@	Southwestern Energy Co.	290
10		Sunoco, Inc.	435
20		Tesoro Corp.	263
30		Valero Energy Corp.	649
10		XTO Energy, Inc.	353

			35,756

Oil & Gas Services: 0.0%
10		Baker Hughes, Inc.	321
10		BJ Services Co.	117
20	@	Cameron International Corp.	410
20		Halliburton Co.	364
20	@	National Oilwell Varco, Inc.	489
40		Schlumberger Ltd.	1,693
20		Smith International, Inc.	458

			3,852

Packaging & Containers: 0.0%
10		Ball Corp.	416
10		Bemis Co.	237

			653

Pharmaceuticals: 0.1%
60		Abbott Laboratories	3,202

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Pharmaceuticals: (continued)
10		Allergan, Inc.	$403
10		AmerisourceBergen Corp.	357
80		Bristol-Myers Squibb Co.	1,860
10		Cardinal Health, Inc.	345
50		Eli Lilly & Co.	2,014
10	@	Express Scripts, Inc.	550
20	@	Forest Laboratories, Inc.	509
19	@	King Pharmaceuticals, Inc.	202
20	@	Medco Health Solutions, Inc.	838
80		Merck & Co., Inc.	2,432
10	@	Mylan Laboratories	99
270		Pfizer, Inc.	4,782
60		Schering-Plough Corp.	1,022
10	@	Watson Pharmaceuticals, Inc.	266
50		Wyeth	1,876

			20,757

Pipelines: 0.0%
30		El Paso Corp.	235
20		Spectra Energy Corp.	315
10		Williams Cos., Inc.	145

			695

Retail: 0.1%
10		Best Buy Co., Inc.	281
10	@	Big Lots, Inc.	145
10		Costco Wholesale Corp.	525
56		CVS Caremark Corp.	1,609
10		Family Dollar Stores, Inc.	261
10	@	GameStop Corp.	217
40		Gap, Inc.	536
60		Home Depot, Inc.	1,381
10	@	Kohl’s Corp.	362
30		Limited Brands, Inc.	301
60		Lowe’s Cos., Inc.	1,291
10		Macy’s, Inc.	104
50		McDonald’s Corp.	3,110
10		RadioShack Corp.	119
30		Staples, Inc.	538
30	@	Starbucks Corp.	284
20		Target Corp.	691
10		TJX Cos., Inc.	206
30		Walgreen Co.	740
90		Wal-Mart Stores, Inc.	5,045
10		Yum! Brands, Inc.	315

			18,061

Savings & Loans: 0.0%
80		Hudson City Bancorp., Inc.	1,277

			1,277

Semiconductors: 0.0%
10		Altera Corp.	167
10		Analog Devices, Inc.	190
50		Applied Materials, Inc.	507
20	@	Broadcom Corp.	339
210		Intel Corp.	3,079
10		KLA-Tencor Corp.	218
40	@	LSI Logic Corp.	132
10	@	MEMC Electronic Materials, Inc.	143
30		National Semiconductor Corp.	302
20	@	QLogic Corp.	269
60		Texas Instruments, Inc.	931

Shares			Value

Semiconductors: (continued)
20		Xilinx, Inc.	$356

			6,633

Software: 0.0%
20	@	Adobe Systems, Inc.	426
10	@	Autodesk, Inc.	197
10	@	BMC Software, Inc.	269
30		CA, Inc.	556
30	@	Compuware Corp.	203
10	@	Electronic Arts, Inc.	160
20		Fidelity National Information Services, Inc.	325
10	@	Fiserv, Inc.	364
30		IMS Health, Inc.	455
300		Microsoft Corp.	5,832
150	@	Oracle Corp.	2,660
10	@	Salesforce.com, Inc.	320

			11,767

Telecommunications: 0.1%
210		AT&T, Inc.	5,985
10		CenturyTel, Inc.	273
230	@	Cisco Systems, Inc.	3,749
70		Corning, Inc.	667
10		Embarq Corp.	360
10		Harris Corp.	381
20	@	Juniper Networks, Inc.	350
60		Motorola, Inc.	266
60		Qualcomm, Inc.	2,150
60		Qwest Communications International, Inc.	218
90		Sprint Nextel Corp.	165
110		Verizon Communications, Inc.	3,729
50		Windstream Corp.	460

			18,753

Toys/Games/Hobbies: 0.0%
20		Hasbro, Inc.	583

			583

Transportation: 0.0%
10		Burlington Northern Santa Fe Corp.	757
10		CH Robinson Worldwide, Inc.	550
10		CSX Corp.	325
10		Expeditors International Washington, Inc.	333
10		FedEx Corp.	642
10		Norfolk Southern Corp.	471
10		Ryder System, Inc.	388
10		Union Pacific Corp.	478
30		United Parcel Service, Inc. - Class B	1,655

			5,599

		Total Common Stock (Cost $370,965)	307,905

REAL ESTATE INVESTMENT TRUSTS: 0.0%
Apartments: 0.0%
20		Apartment Investment & Management Co.	231
20		Equity Residential	596

			827

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Health Care: 0.0%
30		HCP, Inc.	$833

			833

Hotels: 0.0%
50		Host Hotels & Resorts, Inc.	379

			379

Regional Malls: 0.0%
10		Simon Property Group, Inc.	531

			531

Storage: 0.0%
10		Public Storage, Inc.	795

			795

Warehouse/Industrial: 0.0%
30		Prologis	417

			417

		Total Real Estate Investment Trusts (Cost $4,124)	3,782

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.4%
Federal National Mortgage Association##: 16.0%
$7,820,000	^	0.000%, due 01/15/14	$6,919,081

			6,919,081

Other U.S. Agency Obligations: 38.4%
7,150,000	Z	Financing Corp., 2.340%, due 11/11/13	6,387,921
11,500,000	Z	Resolution Funding Corp., Interest STRIP, 2.460%, due 01/15/14	10,215,312

			16,603,233

		Total U.S. Government Agency Obligations (Cost $21,990,929)	23,522,314

U.S. TREASURY OBLIGATIONS: 44.2%
U.S. Treasury Bonds: 26.0%
12,280,000	Z	1.850%, due 11/15/13	11,227,911

			11,227,911

U.S. Treasury STRIP COUPON: 18.2%
8,500,000	Z	0.000%, due 11/15/13	7,851,314

			7,851,314

		Total U.S. Treasury Obligations (Cost $18,084,219)	19,079,225

		Total Long-Term Investments (Cost $40,450,237)	42,913,226

Shares			Value
SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
443,000	ING Institutional Prime Money Market Fund - Class I		$443,000

	Total Short-Term Investments (Cost $443,000)		443,000

	Total Investments in Securities (Cost $40,893,237)*	100.3%	$43,356,226
	Other Assets and Liabilities - Net	(0.3)	(116,171)

	Net Assets	100.0%	$43,240,055

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $40,926,363.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,532,760
Gross Unrealized Depreciation	(102,897)

Net Unrealized Appreciation	$2,429,863

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$754,687	$—
Level 2 — Other Significant Observable Inputs	42,601,539	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$43,356,226	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 60.9%
Federal National Mortgage Association##: 35.8%
$20,000,000	^, Z	2.810%, due 05/15/14	$17,345,440
4,500,000	Z	2.850%, due 07/05/14	3,880,782
20,000,000	^^, Z	2.980%, due 07/15/14	17,134,740

			38,360,962

Other U.S. Agency Obligations: 25.1%
31,000,000	Z	Resolution Funding Corp., Interest STRIP, 2.780%, due 07/15/14	26,813,481

			26,813,481

		Total U.S. Government Agency Obligations (Cost $60,763,015)	65,174,443

U.S. TREASURY OBLIGATIONS: 27.6%
U.S. Treasury STRIP COUPON: 27.6%
33,008,000	Z	2.140%, due 05/15/14	29,563,549

		Total U.S. Treasury Obligations (Cost $27,809,555)	29,563,549

OTHER BONDS: 11.0%
Sovereign: 11.0%
3,666,000	Z	Israel Government International Bond, 2.350%, due 05/15/14	3,250,327
9,724,000	Z	Israel Government International Bond, 2.420%, due 08/15/14	8,545,451

		Total Other Bonds (Cost $11,367,454)	11,795,778

Total Investments in Securities (Cost $99,940,024)*	99.5%	$106,533,770
Other Assets and Liabilities - Net	0.5	509,118

Net Assets	100.0%	$107,042,888

STRIP	Separate Trading of Registered Interest and Principal of Securities
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $100,194,257.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,593,746
Gross Unrealized Depreciation	(254,233)

Net Unrealized Appreciation	$6,339,513

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	106,533,770	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$106,533,770	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING GET U.S. Core Portfolio — Series 3	NII	$0.2245
	STCG	$0.0943
	LTCG	$0.4240

ING GET U.S. Core Portfolio — Series 4	NII	$0.2928
	STCG	$0.2863
	LTCG	$1.0337

ING GET U.S. Core Portfolio — Series 5	NII	$0.1549
	STCG	$0.6222
	LTCG	$1.1792

ING GET U.S. Core Portfolio — Series 6	NII	$0.1947
	STCG	$0.5664
	LTCG	$1.0804

ING GET U.S. Core Portfolio — Series 7	NII	$0.2086
	STCG	$0.6351
	LTCG	$1.3829

ING GET U.S. Core Portfolio — Series 8	NII	$0.2007
	STCG	$0.8529
	LTCG	$1.0757

ING GET U.S. Core Portfolio — Series 9	NII	$0.2280
	STCG	$0.9301
	LTCG	$1.1961

ING GET U.S. Core Portfolio — Series 10	NII	$0.2722
	STCG	$0.8640
	LTCG	$1.0363

ING GET U.S. Core Portfolio — Series 11	NII	$0.2462
	STCG	$1.1851
	LTCG	$0.7357

ING GET U.S. Core Portfolio — Series 12	NII	$0.1794
	STCG	$1.8730
	LTCG	$0.6058

ING GET U.S. Core Portfolio — Series 13	NII	$0.1992
	STCG	$0.6055
	LTCG	$0.0002

ING GET U.S. Core Portfolio — Series 14	NII	$0.1946
	STCG	$0.0560
	LTCG	$0.0001

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING GET U.S. Core Portfolio — Series 3	29.61%

ING GET U.S. Core Portfolio — Series 4	24.18%

ING GET U.S. Core Portfolio — Series 5	28.64%

ING GET U.S. Core Portfolio — Series 6	25.90%

ING GET U.S. Core Portfolio — Series 7	25.37%

ING GET U.S. Core Portfolio — Series 8	20.93%

ING GET U.S. Core Portfolio — Series 9	19.40%

ING GET U.S. Core Portfolio — Series 10	20.20%

ING GET U.S. Core Portfolio — Series 11	16.25%

ING GET U.S. Core Portfolio — Series 12	12.09%

ING GET U.S. Core Portfolio — Series 13	18.98%

ING GET U.S. Core Portfolio — Series 14	20.90%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Non-Interested Trustee”). The Trustees of the Trust are listed below. The Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	161	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2002 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	161	Bankers Trust Company, N.A. (June 1992 - present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	161	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director/Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	161	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006) Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts of the ING GET Series (the “Portfolios”) will remain in effect only if the Board of Trustees (the “Board”) of ING Variable Insurance Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to each Portfolio (“ING IM”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmarks and SPG were selected and how profitability was determined; (4) responses from the Adviser and ING IM to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and ING IM; (7) financial statements for the Adviser and ING IM; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and ING IM personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and ING IM are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by Adviser and ING IM, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and the Portfolio’s fixed income benchmark (Barclays Capital U.S.1-5 Year Government Bond Index or Barclays Capital U.S. 1-3 Year Government Bond Index, as applicable) and equity benchmark (S&P 500 Composite Stock Price Index). The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In considering the reasonableness of advisory fees, the Board noted that the Portfolios do not have breakpoint discounts on advisory fees, but do benefit from waivers to or reimbursements of advisory or other fees under the Portfolios’ respective expense limitation agreements. The Board took into account the extent to which economies of scale could effectively be realized through such expense limitations.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or ING IM for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or ING IM (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to ING IM for sub-advisory services for each Portfolio.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and ING IM and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and ING IM.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and ING IM primarily on the factors described for the Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its fixed income and equity benchmarks, each a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING GET U.S. Core Portfolio Series 3

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 3, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the three-month, year-to-date and one-year periods, and underperformed in the three-year period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is above the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 4

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 4, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the three-month, year-to-date and one-year periods, and underperformed during the three-year period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board

took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 5

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 5, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

component outperformed its fixed income benchmark for the year-to-date and one-year periods, and underperformed in the three-month and three-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 6

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 6, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, and underperformed in the three-month and three-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the

Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 7

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 7, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, and underperformed in the three-month and three-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 8

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 8, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, and underperformed during the three-month and three-year periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 9

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 9, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for all the one-year period, but underperformed during the three-month and year-to-date periods; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented, with the exception of the three-month period, during which it outperformed.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 10

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 10, the Board considered that,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, but underperformed its fixed income benchmark for the three-month period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 11

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 11, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, but underperformed its fixed income benchmark for the three-year period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 12

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 12, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, but underperformed during the three-month period; and (2) the Portfolio’s equity component outperformed its equity benchmark for the year-to-date and one-year periods, but underperformed during the three-month period.

In analyzing the Portfolio’s performance, the Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 13

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 13, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, but underperformed during the three-month period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

The Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GET U.S. Core Portfolio Series 14

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GET U.S. Core Portfolio—Series 14, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio’s fixed income component outperformed its fixed income benchmark for the year-to-date and one-year periods, but underperformed during the three-month period; and (2) the Portfolio’s equity component underperformed its equity benchmark for all periods presented.

The Board noted Management’s representations that, unlike more conventional mutual funds, during its Guarantee Period the Portfolio’s primary focus is preserving at least the principal amount of the Portfolio at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Portfolio invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Portfolio is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board noted the steps being explored by Management to address the Board’s concerns with the performance of the Portfolio’s equity component. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets. The Board determined to monitor closely the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the Portfolio’s management fee and expense ratio, the Board took into account Management’s representations that the ING-affiliated insurance companies offering the Portfolio have undertaken the expense of providing a Guarantee, at the variable contract level, that the contract holder will receive no less than the amount invested at the end of the Offering Period, less certain expenses, and the fees paid to those insurance companies for the Guarantee are attractive. The Board also considered that the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Portfolio shares.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the Board will continue to monitor the quantitative investment management strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UGCORE	(1208-021809)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $204,000 for year ended December 31, 2008 and $238,000 for year ended December 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $27,950 for year ended December 31, 2008 and $29,050 for year ended December 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $46,263 in the year ended December 31, 2008 and $50,361 in the year ended December 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

  None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

3

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 29, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated: January 1, 2008

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,826,535 for year ended December 31, 2008 and $265,461 for year ended December 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

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(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2009

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